Exhibit 10.1

PURCHASE AND SALE AGREEMENT

Between

FSP 50 SOUTH TENTH STREET CORP.,

SELLER

And

UNION INVESTMENT REAL ESTATE GMBH, ACTING IN ITS OWN NAME AND FOR THE ACCOUNT OF THE FUND (Sondervermögen) [UniImmo: Europa],

BUYER

Premises:

50 South Tenth Street

Minneapolis, Minnesota

June 25, 2014

PURCHASE AND SALE AGREEMENT

THIS PURCHASE AND SALE AGREEMENT (“Agreement”) is made as of the 25th day of June, 2014 (the “Effective Date”), by and between FSP 50 SOUTH TENTH STREET CORP., a Delaware corporation (“Seller”) and UNION INVESTMENT REAL ESTATE GmbH, a German limited liability capital investment company, acting in its own name and for the account of the fund (Sondervermögen) [UniImmo: Europa] (“Buyer”). FIRST AMERICAN TITLE INSURANCE COMPANY (the “Escrow Agent”) joins in this Agreement for the limited purposes set forth in Section 15.

BACKGROUND

A.      This Agreement is made with reference to all of Seller’s interest in and to the following real and personal property (collectively, the “Property”):

(1)      All that land which is located in City of Minneapolis, Hennepin County, Minnesota and known as 50 South Tenth Street, as more particularly described in Exhibit A hereto, together with all easements, rights, privileges and benefits appurtenant thereto (the “Land”);

(2)      The building (the “Building”), together with all improvements, structures, and fixtures located on the Land, if any, and appurtenant thereto (the Building and such improvements, structures and fixtures being hereinafter collectively referred to as the “Improvements,” and the Land and the Improvements being hereinafter collectively referred to as the “Real Property”);

(3)      The tenant leases relating to the Improvements, and other occupancy agreements with tenants occupying or using all or any portion of the Real Property together with all amendments thereto (collectively, the “Leases”), and any guaranties applicable thereto and all security deposits, letters of credit, advance rental, or like payments (collectively, the “Security Deposits”), if any, held by Seller or Master Lease Tenant (as defined below) in connection with the Leases, being the leases referred to on the Rent Roll (as defined in Section 3.3 below);

(4)      All fixtures, equipment, furniture, furnishings, appliances, supplies and other personal property of every nature and description attached or pertaining to, or otherwise used in connection with, the Real Property, owned by Seller and located within the Real Property but expressly excluding any of the foregoing owned or leased by any tenant and any personal property owned by a third party and leased to Seller (the “Personalty”), including the Personalty referred to on the list attached hereto as Schedule A.4; and

(5)      All intangible rights and property used or useful in connection with the foregoing, including, without limitation, all development rights, contract rights, guarantees, licenses, plans, certificates of occupancy, authorizations, drawings, permits, entitlements and warranties and all of Seller’s rights, title and interest, if any, in and to any service marks, logos or any trade names but not including any reference to “FSP” (the “Intangible Property”).

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B.      Seller is prepared to sell, transfer and convey the Property to Buyer, and Buyer is prepared to purchase and accept the same from Seller, all for the Purchase Price and on the other terms and conditions hereinafter set forth.

TERMS AND CONDITIONS

In consideration of the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree:

1.      Sale and Purchase. Seller hereby agrees to sell, transfer and convey the Property to Buyer, and Buyer hereby agrees to purchase and accept the Property from Seller, in each case for the Purchase Price and on and subject to the other terms and conditions set forth in this Agreement.

2.      Purchase Price. The purchase price for the Property (the “Purchase Price”) shall be $164,500,000.00, which, subject to the terms and conditions hereinafter set forth, shall be paid to Seller by Buyer as follows:

2.1      Initial Deposit. Within two (2) business days following the Effective Date, Buyer shall deliver to Escrow Agent, in immediately available funds, to be held in escrow and delivered in accordance with this Agreement, a cash deposit in the amount of Five Million and 00/100 Dollars ($5,000,000.00) (together with any interest earned thereon, the “Initial Deposit”).

2.2      Additional Deposit. Within two (2) business days following the expiration of the Inspection Period (as defined below), Buyer shall deliver to Escrow Agent, in immediately available funds, to be held in escrow and delivered in accordance with this Agreement, an additional cash deposit in the amount of Five Million and 00/100 Dollars ($5,000,000.00) (together with any interest earned thereon, the “Additional Deposit”). The Initial Deposit and the Additional Deposit are referred to herein as the “Deposit.”

2.3      Payment at Closing. At the consummation of the transaction contemplated hereby (the “Closing”), Buyer shall deliver to Escrow Agent cash in an amount equal to the Purchase Price less the Deposit. The Purchase Price, subject to adjustments and apportionments as set forth herein, shall be paid at Closing by wire transfer of immediately available federal funds, transferred to the order or account of Seller or such other person as Seller may designate in writing.

The delivery and recording of documents and the disbursement of funds shall be effectuated through the Escrow Agent at the Closing and pursuant to the closing instructions from the parties hereto, which closing instructions shall not modify or diminish the parties’ respective obligations hereunder.

2.4      Independent Consideration. Seller and Buyer acknowledge and agree that One Hundred Dollars ($100.00) of the Deposit shall be paid to Seller if this Agreement is terminated for any reason (the “Independent Contract Consideration”), in addition to any other rights Seller may have hereunder. Moreover, Seller and Buyer acknowledge and

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agree that the Independent Contract Consideration has been bargained for and agreed to as additional consideration for Seller’s execution and delivery of this Agreement.

3.      Representations and Warranties of Seller. Subject to all matters disclosed in such Property Materials as are delivered, or made available to Buyer prior to the expiration of the Inspection Period, and subject to any other information of which Buyer has actual knowledge (all such matters being referred to herein as “Exception Matters”), Seller represents and warrants to Buyer as follows:

3.1.      Authority. Seller is a corporation organized under the laws of the State of Delaware, and, except as set forth in Section 17.16 below, has all requisite power and authority to enter into this Agreement and perform its obligations hereunder.

3.2.      No Conflict. To Seller’s actual knowledge, except as set forth in Section 17.16 below, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder on the part of Seller do not and will not conflict with or result in the breach of any material terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any of the Property or assets of the Seller by reason of the terms of any contract, mortgage, lien, lease, agreement, indenture, instrument or judgment to which Seller is a party or which is or purports to be binding upon Seller or which otherwise affects Seller, which will not be discharged, assumed or released at Closing.

3.3.      Rent Roll and Leases. Seller has delivered to Buyer a true and correct copy of the current rent roll for the Property (the “Rent Roll”) and true, correct and complete copies of all the Leases (including any material license agreements or other material occupancy agreements) and all amendments and modifications thereto and with respect to each Lease there are no understandings, oral or written, between the parties to the Lease that in any manner vary the obligations or rights of either party as set forth in the Lease.

3.3.1.      There are no Leases, licenses or occupancy agreements currently in effect that affect the Property other than those listed on the Rent Roll.

3.3.2.      Exhibit B contains a true, correct and complete list of all unpaid leasing commissions (including, but not limited to, any agents’ and broker’s commissions) and unfunded tenant improvement costs, and future rent abatements, with respect to the Leases.

3.3.3.      Seller has not received any written notice that Seller is in default of any material obligations of Seller under any Lease, which default has not been cured.

3.3.4.      Seller has not delivered written notice to any Tenant under any Lease of a default on the part of such Tenant that has not been cured.

3.3.5.      There is no money or letters of credit deposited by any tenant with Seller under any Lease, other than as set forth on the Rent Roll.

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3.4.      No Condemnation. To Seller’s actual knowledge, Seller has not received any written notice of any pending or contemplated condemnation, eminent domain or similar proceeding with respect to all or any portion of the Real Property.

3.5.      Contracts. Seller has delivered to Buyer true, correct and complete copies of all of the construction, management, leasing, service, equipment, supply, maintenance or concession agreements (collectively, the “Contracts”) in effect with respect to the Real Property or the Personalty. There are no Contracts in effect with respect to the Real Property or the Personalty, except as set forth in Schedule 3.5. Seller has not received any written notice that Seller is in default of any material obligations of Seller under the Contracts, which default has not been cured.

3.6.      Compliance. Seller has not received written notice from any governmental agency or other body of any existing violations of any federal, state, county or municipal laws, ordinances, orders, codes, regulations or requirements affecting the Real Property which have not been cured.

3.7.      Litigation. Except for the matter disclosed in the summons and complaint attached hereto as Schedule 3.7 (the “Skyway Litigation”), there is no material action, suit or proceeding in court or arbitration which is pending or, to Seller’s actual knowledge, threatened against or affecting the Property or arising out of the ownership, management or operation of the Real Property.

3.8.      FIRPTA. Seller is not a “foreign person” as defined in Section 1445(f)(3) of the Internal Revenue Code.

3.9.      No Bankruptcy. Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition of Seller’s creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Seller’s assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Seller’s assets, (v) admitted in writing it inability to pay its debts as they come due or (vi) made an offer of settlement, extension or composition to its creditors generally.

3.10.      No Other Options. Other than this Agreement or as set forth in this Agreement, the Property is not subject to any outstanding agreement(s) of sale or options, rights of first refusal or other rights of purchase.

3.11.      Patriot Act. Seller is not, and will not be, a person or entity with whom Buyer is restricted from doing business with under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, H.R. 3162, Public Law 107-56 (commonly known as the “USA Patriot Act”) and Executive Order Number 13224 on Terrorism Financing, effective September 24, 2001 and regulations promulgated pursuant thereto (collectively, “Anti-Terrorism Laws”), including without limitation persons and entities named on the Office of Foreign Asset Control Specially Designated Nationals and Blocked Persons List.

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3.12.      Environmental. Except as set forth in any environmental reports or materials delivered as part of the Property Materials, or as otherwise disclosed in writing to Buyer, to Seller’s actual knowledge, Seller has received no written notification from any governmental or quasi-governmental authority that any such authority has alleged or determined that there are violations of any laws relating to Hazardous Materials at the Property, nor, to Seller's actual knowledge, do any such violations exist.

3.13.      Wells. Seller does not know of any “wells” on the described Real Property within the meaning of Minn. Stat. § 103I. This representation is intended to satisfy the requirements of that statute.

3.14.       Storage Tanks. No “above ground storage tanks” or “underground tanks” (within the meaning of Minn. Stat. §116.46) are located in or about the Real Property, or have been located under, in or about the Real Property and have subsequently been removed or filled.

3.15.      Individual Sewage Treatment Systems. Solely for purposes of satisfying the requirements of Minn. Stat. § 115.55, Seller certifies there is no “individual sewage treatment system” (within the meaning of that statute) on or serving the Real Property. Seller certifies that sewage generated on the Real Property goes to a facility permitted by the Minnesota Pollution Control Agency.

3.16.      Methamphetamine Production. For the purposes of satisfying any applicable requirements of Minn. Stat. § 152.0275, Seller discloses and certifies that, to its knowledge, methamphetamine production has not occurred on the Real Property.

3.17.      Employees. Seller has no employees.

3.18.      Tax Assessment Appeals. There are no pending challenges or filed appeals of the assessed valuation of the Property for ad valorem tax purposes.

3.19.      REOA. The “REOA” is that certain Reciprocal Easement and Operation Agreement described in Item 4 of Schedule B of Seller’s Title Policy. Seller has not received any written notice that Seller is in default of any material obligations of Seller under the REOA, which default has not been cured. Seller has not delivered written notice to any other party under the REOA of a default on the part of such party that has not been cured.

3.20.      Skyway Bridge Agreements. The “Skyway Bridge Agreements” are, collectively, the Agreements for Skyway Construction, Operation, Maintenance, and Easements Agreements described in Items 5, 6, 7 and 8 of Schedule B of Seller’s Title Policy. Seller has not received any written notice that Seller is in default of any material obligations of Seller under any of the Skyway Bridge Agreements, which default has not been cured. Seller has not delivered written notice to any other party under any Skyway Bridge Agreement of a default on the part of such party that has not been cured.

3.21.      Right of First Offer – Parking Garage. The “Parking ROFO” is that certain Parking Garage Parcel Right of First Offer Agreement described in Item 11 of Schedule B of Seller’s Title Policy. Seller has not received any written notice that Seller is in default of any material obligations of Seller under the Parking ROFO, which default has not been cured.

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Seller has not delivered written notice to any other party under the Parking ROFO of a default on the part of such party that has not been cured.

3.22.      Public Parking Garage Parking Agreement. The “Public Parking Agreement” is that certain Public Parking Garage Parking Agreement, described in Item 9 of Schedule B of Seller’s Title Policy. Seller has not received any written notice that Seller is in default of any material obligations of Seller under the Public Parking Agreement, which default has not been cured. Seller has not delivered written notice to any other party under the Public Parking Agreement of a default on the part of such party that has not been cured.

3A.      Limitations Regarding Representations and Warranties. As used in this Agreement, or in any other agreement, document, certificate or instrument delivered by Seller to Buyer, the phrase “to Seller’s actual knowledge”, “to the best of Seller’s actual knowledge” or any similar phrase shall mean the actual, not constructive or imputed, knowledge of William S. Friend, Vice President—Regional Director of FSP Property Management LLC (the “Seller Knowledge Party”), without any obligation on such individual's part to make any independent investigation of the matters being represented and warranted, or to make any inquiry of any other persons, or to search or examine any files, records, books, correspondence and the like. The Seller Knowledge Party is the representative of Seller who has primary asset management responsibilities for the Property on behalf of Seller.

Seller shall have no liability whatsoever to Buyer with respect to any Exception Matters. If Buyer obtains knowledge of any Exception Matters before the Closing, Buyer shall consummate the acquisition of the Property subject thereto, subject to the provisions of Article 4 below; provided, however, if Buyer first obtains knowledge of any Exception Matters between the end of the Inspection Period and the Closing, which Exception Matters materially and adversely affect the value to Buyer of the transactions contemplated by this Agreement, Buyer may as its exclusive remedy terminate this Agreement and receive a refund of the Deposit upon written notice given within five (5) business days after Buyer obtains such knowledge of any Exception Matters. Upon any such termination of this Agreement, neither party shall have any further rights nor obligations hereunder except as expressly provided for herein. Buyer agrees to inform Seller promptly in writing if it obtains knowledge that any representation or warranty of Seller is inaccurate in any material respect.

4.      Conditions Precedent to Buyer’s Obligations. All of Buyer’s obligations hereunder are expressly conditioned on the satisfaction at or before the time of Closing hereunder, or at or before such earlier time as may be expressly stated below, of each of the following conditions (any one or more of which may be waived in writing in whole or in part by Buyer, at Buyer’s option):

4.1.      Accuracy of Representations. All of the representations and warranties of Seller contained in this Agreement shall have been true and correct in all material respects when made, and shall be true and correct in all material respects on the date of Closing with the same effect as if made on and as of such date, except as the same may be modified as a result of matters permitted or contemplated by the terms of this Agreement or otherwise as a result of matters outside of the reasonable control of Seller.

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4.2.      Performance. Seller shall have performed, observed and complied with all material covenants, agreements and conditions required by this Agreement to be performed, observed and complied with on its part prior to or as of Closing hereunder.

4.3.      Documents and Deliveries. All instruments and documents required on Seller’s part to effectuate this Agreement and the transactions contemplated hereby shall be delivered at Closing and shall be in form and substance consistent with the requirements herein.

4.4.      Inspection Period; Access; Purchase “As Is”. Seller has delivered to Buyer, without representation or warranty except as expressly set forth herein, the documents and materials as are listed on Schedule 4.4 attached hereto (such items hereafter referred to as the “Property Materials”), except for any materials which are confidential, privileged or proprietary in nature, such as (but not limited to) internal memoranda and analyses, appraisals, financial projections, income tax returns, client and investor correspondence and other similar materials. Buyer acknowledges that the Property Materials have been made available to Buyer via Seller’s broker’s secure web site (the “Electronic Data Room”), and Buyer confirms that, as of the date hereof, Buyer has access to the Electronic Data Room. Seller, or Seller’s broker, shall make available to Buyer an e-mail notification or similar system as a means of notifying Buyer that additional Property Materials have been made available in the Electronic Data Room. Buyer hereby acknowledges and agrees that (a) Seller has not independently verified the accuracy or completeness of any of the Property Materials; (b) Seller makes no representation or warranty, express or implied, as to the accuracy or completeness of the Property Materials; and (c) Seller shall have no liability to Buyer as a result of any inaccuracy or incompleteness of any of the Property Materials. In the event that the Closing does not occur in accordance with the terms of this Agreement, Buyer shall return to Seller, or destroy, all of the documents, material or information regarding the Property supplied to Buyer by Seller, together with any additional documents, material or information regarding the Property, regardless of whether supplied by Seller and without representation or warranty and only so long as Seller reimburses Buyer for the cost of such documents, material or information not supplied by Seller, except to the extent the same are proprietary to Buyer, subject to the attorney-client privilege or are valuations or market studies.

4.4.1.      During the Inspection Period (as defined below) and thereafter, Buyer, its agents and representatives, shall be entitled to enter upon the Real Property from time to time (as coordinated through Seller’s property manager), including all leased areas (subject to the tenant's rights under the Leases), upon reasonable prior notice to Seller. In addition, during the Inspection Period, Buyer, its agents and representatives, shall be entitled to enter upon the Real Property from time to time (as coordinated through Seller’s property manager), including all leased areas (subject to the tenant's rights under the Leases), upon reasonable prior notice to Seller, to perform inspections and tests of the Property, including surveys, environmental studies, examinations and tests of all structural and mechanical systems within the Improvements, and to examine the books and records of Seller and Seller’s property manager relating to the Property. Before entering upon the Property, Buyer shall furnish to Seller evidence of general liability insurance coverage in such amounts and insuring against such risks as agreed to by Seller and Buyer pursuant to that certain Access and Confidentiality Agreement by and between Seller and Buyer, dated as of April 22, 2014.

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Notwithstanding the foregoing, Buyer shall not be permitted to interfere unreasonably with Seller’s operations at the Property or to unreasonably interfere with any Tenant’s operations at the Property, and the scheduling of any inspections and interviews shall take into account the timing and availability of access to Tenants’ premises, subject to Tenants’ rights under the Leases or otherwise. Seller shall have the right to have a representative of Seller present at any tenant interviews or inspections, or any of Buyer’s interviews with the parties under the REOA, the Skyway Bridge Agreements, the Parking ROFO or the Public Parking Agreement, it being understood that Seller shall cause its representatives to be reasonably available in connection with such interviews or inspections. If Buyer wishes to engage in any testing which is invasive, which will damage or disturb any portion of the Property, which will involve sampling, or which will involve testing of subsurface soils or groundwater, Buyer shall obtain Seller’s prior consent thereto, which may be withheld by Seller in its sole and absolute subjective discretion. Without limiting the generality of the foregoing, Seller’s written approval, not to be unreasonably withheld, conditioned or delayed, shall be required prior to any invasive or other testing or sampling of surface or subsurface soils, surface water, groundwater or any materials in or about the Improvements in connection with Buyer’s environmental due diligence and due diligence with respect to Hazardous Materials. Without limiting the foregoing, Buyer will not enter any Tenant premises, or contact any Tenants of the Property, without first obtaining the consent of Seller, which consent shall not be unreasonably withheld, conditioned or delayed. Buyer shall repair any damage to the Property caused by any such tests or investigations, and indemnify, defend and hold harmless Seller from any and all liabilities, claims, losses, suits, demands, costs and expenses resulting therefrom. The foregoing indemnification shall survive Closing or the termination of this Agreement.

4.4.2.      The term “Inspection Period,” as used herein, shall mean the period commencing on the date of this Agreement and ending at 5:00 p.m. Eastern Time on July 18th, 2014, it being understood that Buyer may, upon written notice to Seller given in Buyer’s reasonable discretion, extend the Inspection Period by no more than an additional two (2) business days in the event that additional Property Materials are first delivered to Buyer during the final two (2) business days of the Inspection Period. Unless Buyer delivers a written notice to Seller on or before the expiration of the Inspection Period that Buyer has elected, in Buyer’s sole and absolute discretion, to proceed with the transactions evidenced by this Agreement (the “Proceed Notice”), then (a) this Agreement shall be automatically deemed terminated and of no further force or effect and, except for the provisions expressly stated to survive the termination of this Agreement, neither party shall have any rights or obligations against or to the other, (b) the Initial Deposit shall be returned forthwith to Buyer and (c) Buyer shall deliver to Seller, without representation or warranty and only so long as Seller reimburses Buyer for the cost of such documents, copies of all surveys, title commitments, engineering reports, environmental assessment and audits, and other third party studies and reports generated by or for Buyer in connection with the Property, provided that Buyer shall not be required to deliver any materials that are proprietary to Buyer, subject to the attorney-client privilege or are valuations or market studies, and, except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder. If Buyer timely delivers the Proceed Notice to Seller, then, subject to Section 2.2, (i) this Agreement shall remain in full force and effect and Buyer shall have no further right to cancel this Agreement under this Section 4.4.2, and (ii) Buyer shall deliver the Additional Deposit as provided in Section 2.2

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4.4.3.      EXCEPT FOR SUCH REPRESENTATIONS AND WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT AND ANY OF THE CLOSING DOCUMENTS EXECUTED AND DELIVERED BY SELLER IN CONNECTION WITH THE CLOSING (THE “CLOSING DOCUMENTS”), IT IS UNDERSTOOD AND AGREED THAT SELLER IS NOT MAKING AND HAS NOT AT ANY TIME MADE ANY WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OR REPRESENTATIONS AS TO HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

BUYER ACKNOWLEDGES AND AGREES THAT UPON CLOSING SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY “AS IS, WHERE IS, WITH ALL FAULTS,” EXCEPT TO THE EXTENT EXPRESSLY PROVIDED OTHERWISE IN THIS AGREEMENT OR IN THE CLOSING DOCUMENTS. BUYER HAS NOT RELIED AND WILL NOT RELY ON, AND SELLER IS NOT LIABLE FOR OR BOUND BY, ANY EXPRESS OR IMPLIED WARRANTIES, GUARANTIES, STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY OR RELATING THERETO (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, ANY MARKETING OR OFFERING MATERIALS DISTRIBUTED WITH RESPECT TO THE PROPERTY) MADE OR FURNISHED BY SELLER, THE MANAGERS OF THE PROPERTY, OR ANY REAL ESTATE BROKER OR AGENT REPRESENTING OR PURPORTING TO REPRESENT SELLER, TO WHOMEVER MADE OR GIVEN, DIRECTLY OR INDIRECTLY, ORALLY OR IN WRITING, UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT OR IN THE CLOSING DOCUMENTS. BUYER ALSO ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS AND TAKES INTO ACCOUNT THAT THE PROPERTY IS BEING SOLD “AS-IS.”

BUYER REPRESENTS TO SELLER THAT BUYER HAS CONDUCTED, OR WILL CONDUCT PRIOR TO CLOSING, SUCH INVESTIGATIONS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AS BUYER DEEMS NECESSARY OR DESIRABLE TO SATISFY ITSELF AS TO THE CONDITION OF THE PROPERTY AND THE EXISTENCE OR NONEXISTENCE OR CURATIVE ACTION TO BE TAKEN WITH RESPECT TO ANY HAZARDOUS OR TOXIC SUBSTANCES ON OR DISCHARGED FROM THE PROPERTY, AND WILL RELY SOLELY UPON SAME AND NOT UPON ANY INFORMATION PROVIDED BY OR ON BEHALF OF SELLER OR ITS AGENTS OR EMPLOYEES WITH RESPECT THERETO. EXCEPT FOR SUCH REPRESENTATIONS AND WARRANTIES AND COVENANTS OF SELLER AS ARE EXPRESSLY SET FORTH IN THIS AGREEMENT AND ANY OF THE CLOSING DOCUMENTS, UPON CLOSING, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER’S INVESTIGATIONS, AND, SUBJECT TO BUYER’S RIGHTS UNDER SECTION 10.2, BUYER, UPON CLOSING, SHALL BE DEEMED TO HAVE WAIVED, RELINQUISHED AND RELEASED SELLER (AND SELLER’S OFFICERS, DIRECTORS, SHAREHOLDERS,

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EMPLOYEES AND AGENTS) FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, CAUSES OF ACTION (INCLUDING CAUSES OF ACTION IN TORT), LOSSES, DAMAGES, LIABILITIES, COSTS AND EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES) OF ANY AND EVERY KIND OR CHARACTER, KNOWN OR UNKNOWN, WHICH BUYER MIGHT HAVE ASSERTED OR ALLEGED AGAINST SELLER (AND SELLER’S OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES AND AGENTS) AT ANY TIME BY REASON OF OR ARISING OUT OF ANY LATENT OR PATENT CONSTRUCTION DEFECTS OR PHYSICAL CONDITIONS, VIOLATIONS OF ANY APPLICABLE LAWS AND ANY AND ALL OTHER ACTS, OMISSIONS, EVENTS, CIRCUMSTANCES OR MATTERS REGARDING THE PROPERTY.

THE PROVISIONS OF THIS SECTION SHALL SURVIVE CLOSING OR ANY TERMINATION OF THIS AGREEMENT.

4.4.4.      Buyer hereby agrees that, if at any time after the Closing, any third party or any governmental agency seeks to hold Buyer responsible for the presence of, or any loss, cost or damage associated with, Hazardous Materials (as defined below) in, on, above or beneath the Real Property or emanating therefrom, then Buyer waives any rights it may have against Seller, except as otherwise expressly set forth in this Agreement, in connection therewith including, without limitation, under CERCLA (as defined below), and Buyer agrees that it shall not (i) implead Seller, (ii) bring a contribution action or similar action against Seller or (iii) attempt in any way to hold Seller responsible with respect to any such matter. The provisions of this Section 4.4.4 shall survive the Closing. As used herein, “Hazardous Materials” shall mean and include, but shall not be limited to any petroleum product and all hazardous or toxic substances, wastes or substances, any substances which because of their quantities, concentration, chemical, or active, flammable, explosive, infectious or other characteristics, constitute or may reasonably be expected to constitute or contribute to a danger or hazard to public health, safety or welfare or to the environment, including, without limitation, any hazardous or toxic waste or substances which are included under or regulated (whether now existing or hereafter enacted or promulgated, as they may be amended from time to time) including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. Section 9601 et seq. (“CERCLA”), the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., or similar state or local laws or regulations adopted thereunder.

4.5.      Title and Survey Matters.

4.5.1.      Seller’s current title policy is attached hereto as Exhibit C (“Seller’s Title Policy”). Within three (3) business days following the Effective Date of this Agreement, Buyer shall, at Seller’s sole cost and expense, obtain a title commitment issued by the Escrow Agent (the “Title Commitment”) with respect to the Real Property (with copies of all instruments listed as exceptions to title), and Seller shall deliver a copy of Seller’s most recent existing survey of the Real Property to Buyer. Buyer may elect, at Buyer’s sole cost and expense (subject to Section 8.2), to obtain an updated survey of the Real Property. Buyer shall have until the date that is seven (7) days before the expiration of the Inspection Period to object, in its discretion, to any exceptions to the Title Commitment or matters shown on the updated survey,

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indicating in reasonable detail the nature and reasons for Buyer’s objection; and failure to give such notice of disapproval shall constitute Buyer’s approval of all such matters. In the event Buyer so notifies Seller of Buyer’s disapproval of the Title Commitment or survey matters, Seller may elect (but shall have no obligation whatsoever) to attempt to cure any disapproved matter within thirty (30) days from receipt of such notice (the “Title Cure Period”), in which event the Closing, if it otherwise is scheduled to occur earlier, shall be extended until the earlier of thirty (30) days after receipt of such notice or five (5) business days after such matter is cured. Within five (5) business days after receiving Buyer’s notice (the “Seller’s Title Notice Period”) (but in any event, prior to the expiration of the Inspection Period), Seller shall notify Buyer if Seller intends to attempt to effectuate such cure; provided that Seller shall be obligated to remove, pay and/or satisfy prior to or at Closing any liens against the Property granted or caused by Seller. Notwithstanding the foregoing, Seller shall not be obligated to satisfy at Closing any liens against the Property for a liquidated amount that are in excess of $50,000 other than any mortgages, judgments, mechanic’s liens, materialman’s liens or tax liens on the Property which were created by Seller and which shall be paid in full from the proceeds of the sale unless, with the consent of Buyer, the mortgage is assumed or transferred to Buyer. In the event that, prior to the expiration of the Seller’s Title Notice Period, Seller fails to give such notice of its intention to attempt to effectuate such cure, Buyer may, prior to the expiration of the Inspection Period, terminate this Agreement by failing to deliver the Proceed Notice as set forth in Section 4.4.2 in which event the Deposit shall be returned to Buyer, provided if Buyer does deliver the Proceed Notice prior to the expiration of the Inspection Period, Buyer shall be deemed to have waived objection to any such Title Commitment or survey matters and agreed to accept title subject thereto, without reduction in the Purchase Price. In the event Seller gives such notice of its intention to attempt to effectuate such cure and thereafter fails to actually effectuate such cure within the Title Cure Period, Buyer’s sole rights with respect thereto shall be to terminate this Agreement prior to Closing, in which event the Deposit shall be returned to Buyer; provided if Buyer does not so terminate this Agreement prior to Closing, Buyer shall be deemed to have waived objection to any such Title Commitment or survey matters and agreed to accept title subject thereto, without reduction in the Purchase Price. Buyer shall not be entitled to object to, and shall be deemed to have approved, any liens, encumbrances or other title matters (A) over which the Title Company is willing to insure (without additional cost to Buyer or where Seller pays such cost for Buyer), or (B) which will be extinguished upon the transfer of the Property, or (C) which are the responsibility of any tenant under the Leases to cure, correct or remove.

4.5.2.      It shall be a condition to Buyer’s obligation to proceed with Closing that between the expiration of the Inspection Period and the date of Closing, no new survey or title matter not approved or deemed approved by Buyer pursuant to this Section 4.5 shall have arisen and which materially adversely affects the title to the Property or the use thereof, unless the same is discharged or endorsed over to Buyer’s reasonable satisfaction in Buyer’s title policy at Closing. Buyer shall notify Seller within three (3) business days after Buyer becomes aware of any such new title or survey matter to which Buyer objects (and the Closing Date will, if necessary, be extended for up to three (3) business days to allow Buyer to notify Seller of such objection), and if Buyer does not notify Seller of any objection within such three (3) business day period, Buyer shall be deemed to have waived any such objection and shall proceed to Closing without any credit or reduction in the Purchase Price as a result of such title or survey matters. If Buyer timely notifies Seller of the existence of one or more objections to a new title or survey matter, then Seller may, at its option, within five (5) business days after

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receipt of Buyer’s notice, notify Buyer of its intention to remove the objectionable title or survey matter, or commit to remove the same at or prior to Closing. If Seller elects to remove the objectionable title or survey matter, Seller shall have a reasonable period of time, not to exceed thirty (30) days, to do so and the Closing Date shall be extended, if necessary, to the date such objectionable title or survey matters are removed. If the objectionable title or survey matters are not removed within the foregoing time period, then Buyer may either: (a) terminate this Agreement, in which event (i) the Deposit shall be promptly returned to Buyer, (ii) Buyer shall return to Seller all documents and information required to be returned to Seller, as provided in Section 4.4, and (iii) except as expressly provided for in this Agreement, neither Seller nor Buyer shall have any further liability or obligation to the other under this Agreement, or (b) proceed to Closing under this Agreement and take title to the Property subject to such objectionable title or survey matters not removed by Seller without any reduction in the Purchase Price.

4.5.3.      In addition to any other conditions to Closing set forth in this Agreement, it shall be a condition to Buyer’s obligation to proceed with Closing under this Agreement that the Escrow Agent shall be committed, subject only to the payment by Buyer of the costs and fees related thereto, to issue an owner’s title insurance policy consistent with the provisions of Section 4.5.

4.6.      Estoppel Certificates.

4.6.1.      Tenant Estoppels. Seller shall request from each of the tenants at the Property and promptly deliver to Buyer estoppel certificates (a) in the form of Exhibit D attached hereto or (b) in such form as is permitted by any tenant Lease (in either case, an “Estoppel Certificate” or “Estoppel Certificates”). Within five (5) business days after the Effective Date, Seller shall deliver to Buyer copies of such Estoppel Certificates with all blank spaces completed for Buyer’s review and approval. Thereafter, Seller shall use good faith commercially reasonable efforts to obtain Confirming Estoppels (as defined below) from all tenants. In exercising commercially reasonable efforts, Seller shall request execution by transmitting correspondence to tenants, and Seller or its property manager shall follow up by telephone from time to time as appropriate, but Seller shall not be required to institute any legal action of any kind. Promptly following Seller’s receipt of any Confirming Estoppel, but in no event longer than two (2) business days following Seller’s receipt, Seller shall deliver to Buyer a true, correct and complete copy of the Confirming Estoppel, which delivery may be effected by electronic mail to Buyer’s legal counsel. Any such fully executed Estoppel Certificate that does not allege any default by Seller or such Tenant, does not contain any other changes from the form approved by Buyer and is not dated more than forty-five (45) days prior to the Closing Date is referred to herein as a “Confirming Estoppel.” Except with respect to the “Required Tenant Estoppels,” Seller’s inability to obtain any one or more Estoppel Certificates under this Section 4.6.1 is not a condition to Closing, is not a Seller default, and does not permit Buyer to terminate this Agreement. For purposes of this Agreement, the Required Tenant Estoppels shall include Estoppel Certificates from each of the following tenants: Target Corporation and The NewsRoom.

4.6.2.      Other Estoppels. In addition, Seller shall use good faith, commercially reasonable efforts to deliver to Buyer an estoppel certificate from all parties (other than Seller) under the REOA, in the form of Exhibit O attached hereto, the Skyway Bridge

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Agreements, in the form of Exhibit P attached hereto, the Parking ROFO, in the form of Exhibit Q attached hereto, and the Public Parking Agreement, in the form of Exhibit R attached hereto. Seller’s inability to obtain any or more estoppels under this Section 4.6.2 is not a condition to Closing, is not a Seller default, and does not permit Buyer to terminate this Agreement.

4.6.3.      Seller shall not be obligated to commence a lawsuit, arbitration or other similar proceeding to obtain any Estoppel certificate or estoppel contemplated by this Section 4.6.

4.7.      Dismissal of Skyway Litigation. On or before the Closing Date, the Skyway Litigation shall be dismissed with prejudice and an unconditional release of the lis pendens shall be recorded against the Property releasing the Property from the lis pendens that was recorded against the Property in connection with the Skyway Litigation. In addition, Seller shall execute and deliver, and Seller shall cause the plaintiff under the Skyway Litigation (the “Plaintiff”) and the applicable parties under the Nicollet Mall Skyway Bridge Agreement to execute and deliver, an amendment to the Nicollet Mall Skyway Bridge Agreement in a form that is reasonably acceptable to both Seller and Buyer (the “Nicollet Skyway Amendment”). Full execution and delivery of the Nicollet Skyway Amendment shall constitute a condition to Closing and Buyer shall have no liability in connection with the settlement of the Skyway Litigation or the execution and delivery of the Nicollet Skyway Amendment. In the event that Seller shall fail to satisfy the Condition Precedent to Buyer’s Obligation set forth in this Section 4.7, and Buyer shall thereafter decline to proceed to Closing pursuant to its termination right under Section 5, then, in addition to promptly returning the Deposit to Buyer, Seller shall promptly reimburse Buyer for all documented direct, third party costs and expenses incurred by Buyer in connection with Buyer’s inspection of the Property and negotiations of the transaction contemplated by this Agreement, in an amount not to exceed $200,000.00.

5.      Failure of Conditions. In the event that Seller has not satisfied any of the Conditions Precedent to Buyer’s Obligations set forth in Article 4, and in any such case Buyer has performed and is not in breach or default hereunder, then Buyer shall give notice to Seller of the condition or conditions that Buyer asserts are not satisfied (the “Unsatisfied Conditions”). If the Unsatisfied Conditions specified in such notice are not satisfied within fifteen (15) business days after receipt of such notice (the “Cure Period”), then Buyer shall have the option, exercisable by written notice to Seller at or prior to Closing (which, as applicable, shall be extended to the date that is two (2) business days following the expiration of the Cure Period, or such earlier date as otherwise mutually agreeable to Buyer and Seller), of (1) accepting at Closing such title as Seller is able to convey and/or waiving any unsatisfied condition precedent, with no deduction from or adjustment of the Purchase Price, or (2) declining to proceed to Closing. In the latter event, except as expressly set forth herein, and subject to Section 4.7, Section 10.2 and Section 17.16, all obligations, liabilities and rights of the parties under this Agreement shall terminate, and the Deposit shall be returned to Buyer.

6.      Pre-Closing Matters. From and after the date of this Agreement and until the Closing or earlier termination of the Agreement:

6.1.      Leasing Matters. From and after the Effective Date, Seller shall provide Buyer with copies of any new, amended, extended, terminated or otherwise modified Lease. In

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addition, during such time, Seller shall keep Buyer reasonably apprised regarding leasing activities and offers to lease portions of the Real Property received or solicited by Seller and shall provide to Buyer copies of any offers to lease, term sheets and letters of interest or intent in that regard, as well as drafts of any proposed Lease amendments and new leases being negotiated by Seller with existing and potential Tenants. From and after the date that is one (1) business day prior to the expiration of the Inspection Period, Seller shall not, without the written consent of Buyer, in Buyer’s sole discretion, (i) effect any material change in any Lease, (ii) renew or extend the term of any Lease, unless the same is an extension or expansion permitted pursuant to the terms of an existing Lease, or (iii) enter into any new Lease or cancel or terminate any Lease. When seeking consent to a new or modified Lease, Seller shall provide notice of the identity of the tenant, a term sheet or letter of intent containing material business terms (including, without limitation, rent, expense base, concessions, tenant improvement allowances, brokerage commissions, and expansion and extension options) and whatever credit and background information with respect to such tenant as Seller customarily obtains in connection with similar leases of the Property. Buyer shall be deemed to have rejected any proposed Lease or Lease modification if it has not responded to Seller within three (3) business days after receipt of such information. Seller shall deliver to Buyer copies of executed versions of any such documents within three (3) business days after the full execution and delivery thereof. In no event whatsoever shall Seller at any time materially amend, materially modify, alter or terminate the Target Corporation’s Lease without Buyer’s consent, which may be withheld in Buyer’s sole discretion.

6.2.      Adjustment of New Leasing Expenses. Any tenant improvement costs, rent abatements, rent concessions or commissions under Leases or renewals entered into after the Effective Date in accordance with the terms of this Agreement shall be apportioned between Seller and Buyer as of the Closing Date, but only to the extent that such tenant improvement costs, rent abatements, rent concessions or commissions have been approved by Buyer under Section 6.1 above. Seller shall be responsible for the share of such costs attributable to the portion, if any, of the term of the Lease or renewal occurring prior to the Closing, and Buyer shall be responsible for the share of such costs attributable to the portion of the term of the Lease or renewal occurring after the Closing, with the cost of any tenant improvement, rent abatements, rent concessions or commissions under said Leases being amortized over the term of the Lease or renewal on a straight line basis. To the extent that said costs are the responsibility of Buyer, they shall be credited to Seller at Closing, if paid by Seller prior to Closing, or paid by Buyer, if due after Closing. To the extent that said costs are the responsibility of Seller, they shall be credited to Buyer at Closing, if not paid as of Closing, or paid by Seller prior to Closing.

6.3.      Adjustments of Leasing Expenses. Any tenant improvement costs, rent abatements, concessions or commissions under Leases or renewals entered into prior to the Effective Date, whether payable prior to or after Closing, shall be Seller’s responsibility and credited to Buyer at Closing if not paid by Seller prior to Closing. To the extent that any tenant terminates its Lease and pays a termination penalty pursuant to the terms of its Lease, the termination penalty shall be prorated between Buyer and Seller in proportion to the length of the Lease term occurring prior to and from and after Closing, as appropriate.

6.4.      Termination for Default. From the Effective Date until the date that is one (1) business day prior to the expiration of the Inspection Period, Seller may cancel or terminate

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any Lease or commence collection, unlawful detainer or other remedial action against any tenant without Buyer’s consent upon the occurrence of a default by the tenant under said Lease. Seller shall deliver to Buyer copies of all default notices and correspondence delivered to or received from any of the tenants in connection with the Leases after the Effective Date of this Agreement.

6.5.      Operation of Property. Seller shall operate, maintain and manage the Property in the same manner as Seller has in the past, including continuing repair and preventative maintenance and maintenance of adequate insurance with respect thereto.

6.6.      Contracts. Buyer shall give notice to Seller on or before the expiration of the Inspection Period of the Contracts which are terminable but which Buyer elects to not continue after Closing, and Seller shall take such steps as are necessary to terminate such Contracts (to the extent terminable), with the Buyer being obligated to pay (and to indemnify Seller from) any termination fees or other charges resulting from such termination. All Contracts not so terminated (collectively, the “Assigned Contracts”) shall be assigned to and assumed by Buyer at Closing. Notwithstanding the foregoing, Seller shall, at its expense and by the time of Closing, terminate its contracts with Seller’s property management company. From and after the Effective Date of this Agreement, Seller shall provide Buyer with copies of any new Contracts. From and after the Effective Date, Seller shall not enter into any new Contracts which are not terminable (without penalty) with thirty (30) days or less prior notice without Buyer’s consent. From and after the expiration of the Inspection Period, Seller shall not enter into any new Contracts without the prior written consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed. Buyer shall be deemed to have rejected any proposed new Contract if Buyer has not responded within three (3) business days after Seller's request for consent thereto.

6.7.      Performance under REOA and Skyway Bridge Agreements. Seller shall continue to perform all of its obligations under the REOA and the Skyway Bridge Agreements. Further, from and after the date that is one (1) business day prior to the expiration of the Inspection Period, Seller shall not, without the written consent of Buyer, in Buyer’s sole discretion, amend, or effect any material change in, the REOA or any of the Skyway Bridge Agreements or otherwise terminate the REOA or Skyway Bridge Agreements; provided, however, that Buyer hereby consents to the Nicollet Skyway Amendment.

6.8.      Negative Covenants.

6.8.1.      No Contracting for Sale of Property. Seller shall not enter into any contract or other written agreement for sale of the Property with any other party.

6.8.2.      No Liens on Property. Seller shall not grant any liens, easements or other conditions affecting any portion of the Property without the prior written consent of Buyer, which shall not be unreasonably withheld, conditioned or delayed.

6.8.3.      Following the expiration of the Inspection Period, Seller shall not make or permit to be made any material alterations to or upon the Real Property or any part of the Real Property except as provided for in the Leases, as required by applicable mortgage loan documents, as required under applicable law or court order or as required under any other

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contractual obligations pursuant to any document recorded against the Property and shown as an exception to title on the Title Commitment, to the extent Buyer has approved or been deemed to approve such exception.

6.8.4.      No Removal of Personalty. Seller shall not remove or permit the removal from the Real Property of any fixtures, mechanical equipment, or any other item included in the Real Property except as provided for in the Leases or any of the documents recorded against the Property and shown as an exception to title on the Title Commitment, to the extent Buyer has approved or been deemed to approve such exception

6.8.5.      Assignment of Parking ROFO. From and after the Effective Date, Seller shall notify Buyer in the event that the City of Minneapolis (the “City”) notifies Seller that Seller is entitled to exercise its right of first offer under the Parking ROFO. In addition, Seller shall exercise commercially reasonable efforts to cause the City to consent to and execute the Assignment of Parking ROFO (as defined below) (or otherwise evidence its consent in writing in a manner satisfactory to Buyer) on or before the date of Closing. Seller’s inability to obtain the City’s consent to the assignment of the Parking ROFO is not a condition to Closing, is not a Seller default, and does not permit Buyer to terminate this Agreement.

7.      Closing; Deliveries.

7.1.      Time of Closing. The “Closing Date” is September 2, 2014. The Closing shall take place on the Closing Date (subject, however, to extension pursuant to Sections 4.5, 5 and 17.16) through an escrow closing with the Escrow Agent, unless otherwise agreed to in writing by both Seller and Buyer. If any date on which the Closing would occur by operation of this Agreement is not a business day, the Closing shall occur on the next business day. As used in this Agreement, “business day” shall mean any day which is not a Saturday, Sunday or legal holiday in Boston, Massachusetts or Minneapolis, Minnesota or in Hamburg or Frankfurt am Main, Germany.

7.2.      Seller Deliveries. On or prior to the Closing Date, Seller shall deliver to Escrow Agent the following:

7.2.1.      A limited warranty deed (the "Deed") to the Real Property from Seller, duly executed and acknowledged by Seller and substantially in the form attached hereto as Exhibit E.

7.2.2.      A bill of sale for the Personalty from Seller, substantially in the form attached hereto as Exhibit F, duly executed by Seller.

7.2.3.      An assignment and assumption of Leases, Contracts and Security Deposits (the "Assignment and Assumption of Leases, Contracts and Security Deposits") from Seller, substantially in the form attached hereto as Exhibit G, duly executed by Seller.

7.2.4.      An assignment of the Intangible Property (the “Assignment of Intangible Property”) from Seller, substantially in the form attached hereto as Exhibit H, duly executed by Seller.

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7.2.5.      A notice to tenants (the “Tenant Notice Letter”) from Seller and Master Lease Tenant advising of the sale of the Property and directing that rent and other payments thereafter be sent to Buyer at the address provided by Buyer at Closing, substantially in the form attached hereto as Exhibit I, duly executed by Seller. The “Master Lease” is that certain November 9, 2006 Amended and Restated Master Lease Agreement by and between Seller, as landlord, and FSP South Tenth Street LLC, as tenant (“Master Lease Tenant”).

7.2.6.      An owner's affidavit sufficient for the Buyer’s title insurer to issue, without extra charge, an owner’s policy of title insurance free of any exceptions for unfiled mechanics’ or materialmen’s liens for work performed by Seller (but not any tenants) prior to Closing, or for rights of parties in possession other than pursuant to the Leases.

7.2.7.      A Non-Foreign Affidavit as required by the Foreign Investors in Real Property Tax Act (“FIRPTA”), as amended, in the form of Exhibit J, duly executed by Seller.

7.2.8.      A certification by Seller substantially in the form attached hereto as Exhibit K that all representations and warranties made by Seller in Article 3 of this Agreement are true and correct in all material respects on the date of Closing, except as may be set forth in such certificate.

7.2.9.      Keys or combinations to all locks at the Property, to the extent in Seller’s possession. Buyer hereby acknowledges and agrees that Seller shall be permitted to make the items described in this Section 7.2.9 available to Buyer at the Property in lieu of delivering them to Escrow Agent.

7.2.10.      Originals of the Leases and copies of lease files at the Real Property, originals of any Assigned Contracts (except the Proprietary Materials), and as-built plans and specifications for the Property and related Real Property materials and information, in each case to the extent in Seller’s possession. Buyer hereby acknowledges and agrees that Seller shall be permitted to make the items described in this Section 7.2.10. available to Buyer at the Property in lieu of delivering them to Escrow Agent.

7.2.11.      The Required Tenant Estoppels and, to the extent received by Seller, Estoppel Certificates received from each of the other tenants at the Property.

7.2.12.      To the extent received, estoppel certificates from all parties (other than Seller) under each of the Skyway Bridge Agreements and, to the extent received by Seller, estoppel certificates from all parties (other than Seller) under each of the REOA, the Parking ROFO and the Public Parking Agreement.

7.2.13.      An Assignment and Assumption of the Parking ROFO (the “Assignment of Parking ROFO”), in the form of Exhibit M attached hereto, duly executed by Seller and, if executed by the City pursuant to Section 6.8.5, the City.

7.2.14.      A notice to the Approving Owners (as defined in the REOA) under the REOA from Seller advising of the sale of the Property and notifying the Approving Owners thereunder that Seller’s status as Approving Owner of the Office Tower Parcel and the

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Additional Retail Parcel has been transferred to Buyer, substantially in the form attached hereto as Exhibit N, duly executed by Seller.

7.2.15.      The Surviving Escrow Agreement (as defined below), duly executed by Seller.

7.2.16.      The Closing Statement (as defined below), duly executed by Seller.

7.2.17.      The Nicollet Skyway Amendment, duly executed and acknowledged by Seller, the Plaintiff, and all parties required to make the Nicollet Skyway Amendment effective.

7.2.18.      Original letters of credit along with appropriate transfer forms and any fees associated therewith.

7.2.19.      All other instruments and documents reasonably required to effectuate this Agreement and the transactions contemplated thereby.

7.2.20.      Either a fully-executed termination of the Master Lease, or an assignment and assumption of the Master Lease, pursuant to which Seller assumes all rights and obligations of Master Lease Tenant in, to and under both the Master Lease and all Leases derivative therefrom so that Seller can assign those derivative Leases to Buyer as required by Section 7.2.3 above.

7.3.      Buyer Deliveries. On or prior to the Closing Date, Buyer shall deliver to Escrow Agent the following:

7.3.1.      In accordance with Seller’s instructions, a wire transfer in the amount required under Section 2.3 hereof (subject to the adjustments provided for in this Agreement).

7.3.2.      A certification by Buyer substantially in the form attached hereto as Exhibit K that all representations and warranties made by Buyer in Article 16 of this Agreement are true and correct in all material respects on the date of Closing, except as may be set forth in such certificate.

7.3.3.      The Assignment and Assumption of Leases, Contracts and Security Deposits, duly executed by Buyer.

7.3.4.      The Assignment of Intangible Property, duly executed by Buyer.

7.3.5.      The Surviving Escrow Agreement, duly executed by Buyer.

7.3.6.      The Assignment of Parking ROFO, duly executed by Buyer.

7.3.7.      The Closing Statement, duly executed by Buyer.

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7.3.8.      All other instruments and documents reasonably required to effectuate this Agreement and the transactions contemplated thereby.

8.      Apportionments; Taxes; Expenses.

8.1.      Apportionments.

8.1.1.      Taxes and Operating Expenses. All real estate taxes, charges and assessments affecting the Property payable in the calendar year of the date of Closing (“Taxes”), all charges for water, electricity, sewer rental, gas, telephone, fuel oil and all other utilities (“Utilities Charges”), to the extent not paid directly by tenants, and all operating expenses billed to tenants on an estimated basis (“Operating Expenses”) shall be prorated on a per diem basis as of the date of Closing. Buyer shall be entitled to all income and responsible for all expenses attributable to the Property for the period beginning at 12:01 a.m. (Central Time Zone (U.S.A.)) on the date of Closing, except as set forth herein. If any statement for Taxes for the calendar year of the date of Closing is not available as of the date of Closing, then the same shall be adjusted at Closing based upon the most recently issued statement therefor. If any Utility Charges or Operating Expenses cannot conclusively be determined as of the date of Closing, then the same shall be adjusted at Closing based upon the most recently issued bills thus far, and readjusted within 120 days after the end of the calendar year in which the Closing occurs or as soon thereafter as final adjustment figures are available. Buyer hereby agrees to assume all non-delinquent assessments affecting the Property, whether special or general, subject to proration on a per diem basis as of the date of Closing.

If Seller is currently prosecuting tax appeal proceedings, Seller shall not settle, compromise, withdraw or terminate any real estate tax appeal or proceeding affecting the Property other than any relating solely to periods including the tax assessment year of January 2, 2012 for taxes payable in 2013 and prior (the “Prior Tax Year Appeals”). Notwithstanding the foregoing to the contrary, if Seller’s actions with respect to any Prior Tax Year Appeals are reasonably likely to affect the tax assessment year of January 2, 2013 for taxes payable in 2014 (the “2014 Tax Year”) or any future tax year, then Seller shall obtain Buyer’s prior written consent to such actions, not to be unreasonably withheld, conditioned or delayed. As to any tax appeal relating to the 2014 Tax Year or any future tax year, Buyer shall have the sole right from and after Closing to control the progress of, to settle or compromise and to otherwise make all decisions with respect to, any such appeal. After the Closing, Seller shall be entitled to continue to prosecute Prior Tax Year Appeals, and shall be entitled to its pro rata share of any such appeal proceeds. Buyer agrees after the Closing, to the extent reasonably necessary for Seller to continue to prosecute such proceedings, to reasonably cooperate with Seller and also agrees to promptly endorse or pay over to Seller any refund amounts related to Prior Tax Year Appeals received by Buyer, less applicable costs and expenses incurred by Buyer in cooperating with Seller. To the extent that such refunds are paid to Seller and are due to tenants, Seller shall upon receipt of such refund amounts, reimburse tenants for their applicable share of such refunds.

Notwithstanding anything to the contrary contained herein, all reimbursable expenses shall be reconciled at Closing, such that if Seller has collected sums in excess of its reimbursable expenses under the Leases, Seller shall pay such excess to Buyer. In the event that such reconciliation shows that Seller has collected less than its incurred reimbursable expenses under

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the Leases, Buyer shall remit the shortfall to Seller, when and to the extent actually collected from tenants (with such collections applied first to amounts due with respect to the month in which Closing occurs, and then to any amounts due Buyer with respect to the period of time following the Closing, and then to Seller with respect to any amounts due to Seller with respect to the period of time prior to the Closing) not later than the expiration of one hundred twenty (120) days after the calendar year in which the Closing occurs with respect to the budgeting of such expenses under the Leases.

8.1.2.      Rents. Except for delinquent rent, all rent under the Leases shall be prorated to the date of Closing on a collected basis. Delinquent rent shall not be prorated but shall remain the property of Seller. Payments received from tenants from and after the date of Closing shall be applied first to rents then due for the current period and then to amounts owed to Buyer with respect to periods following the Closing, and then to rents delinquent as of the date of Closing. Buyer shall use commercially reasonable efforts to collect delinquent rents for the benefit of Seller for a period of sixty (60) days following Closing, and shall cooperate with Seller, at no cost to Buyer, in the collection of any delinquent amounts (for the period prior to Closing), but shall not be required to institute any legal action of any kind, send default notices, terminate any Leases or evict any tenants.

8.1.3.      Charges under Assigned Contracts. The unpaid monetary obligations of Seller with respect to any of the Assigned Contracts shall be prorated on a per diem basis as of the date of Closing.

8.1.4.      Security Deposits. The Security Deposits (together with any accrued interest thereon as may be required by law or contract) shall be credited to Buyer as of the date of Closing, and to the extent Seller has any Security Deposits held in the form of a letter of credit, such letters of credit shall, at Seller’s expense (to the extent not the responsibility of the tenant under the applicable Lease), be assigned to Buyer as of Closing. If as of Closing any letter of credit has not been validly assigned or transferred, Seller shall continue to cooperate with Buyer, from and after Closing, to cause such letter of credit to be validly transferred, and if requested by Buyer prior to the transfer of any letter of credit, Seller shall present a draft for payment of any letter of credit and Seller shall remit the proceeds thereof to Buyer.

8.1.5.      Bankruptcy Distributions. Any portion of bankruptcy distributions (whether or not Seller has filed its proof of claim as of the date hereof) or payments pursuant to (i) settlement agreements (whether prepared by Seller’s in-house counsel or outside counsel), (ii) arrearage payment plans by letters signed by Seller or its agent, (iii) lease termination agreements, (iv) promissory notes, or (v) judgments (whether already obtained by Seller or which result from lawsuits or proceedings filed prior to the Closing) providing for the payment of specified sums, either in a lump sum or in installments, in all cases which are applicable to the time period prior to the date of Closing but payable after the date of Closing and actually received by Buyer, shall be payable to Seller.

8.1.6.      Insurance Policies. Premiums on Seller’s own insurance policies will not be adjusted or apportioned at Closing; whereas, insurance premiums paid by Seller under the REOA will be prorated as of the Closing Date.

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8.1.7.      Closing Statement; Survival. Not later than four (4) business days prior to the Closing, Seller shall instruct Escrow Agent to prepare, and promptly thereafter, Seller and Buyer shall jointly agree upon, Escrow Agent’s standard closing statement (the “Closing Statement”) that will show the net amount due either to Seller or to Buyer as the result of the adjustments and prorations provided for in this Agreement, and such net due amount shall be added to or subtracted from the cash balance of the Purchase Price, as applicable. The provisions of this Section 8.1 shall survive the Closing to the extent any monies may be payable pursuant to this Section 8.1 to either party subsequent to the transfer of title to the Property to Buyer, it being understood that not later than the date that is one hundred eighty (180) days after the Closing Date (“Reconciliation Date”), Seller and Buyer shall jointly prepare a final closing statement reasonably satisfactory to Seller and Buyer in form and substance (the “Final Closing Statement”) setting forth the final determination of the adjustments and prorations provided for herein and setting forth any items that are not capable of being determined at such time (and the manner in which such items shall be determined and paid). The net amount due Seller or Buyer, if any, by reason of adjustments to the Closing Statement as shown in the Final Closing Statement, shall be paid in cash by the party obligated therefor within thirty (30) days following that party’s receipt of the approved Final Closing Statement.

Following the Reconciliation Date, any reimbursements payable by any tenant under the terms of any Lease affecting the Property as of the date of Closing, which reimbursements pertain to such tenant’s pro rata share of increased operating expenses incurred with respect to the Property at any time prior to the Closing, shall, to the extent not capable of being prorated at Closing, be prorated upon Buyer’s actual receipt of any such reimbursements, on the basis of the respective share of such costs or expenses paid by Seller and Buyer during the period in respect of which such reimbursements are payable; and Buyer agrees to pay to Seller, Seller’s pro rata portion of such reimbursements within thirty (30) days after Buyer’s receipt thereof. Conversely, if any tenant under any such Lease shall become entitled at any time after Closing to a refund of tenant reimbursements actually paid by such tenant prior to Closing, then, Seller shall, within thirty (30) days following Buyer’s demand therefor, pay to Buyer any amount equal to Seller’s pro rata share of such reimbursement refund obligations, said proration to be calculated on the same basis as hereinabove set forth. It is agreed that adjustment billings to tenants for operating expenses, taxes or insurance premiums for the accounting year in which the Closing occurs shall be billed by Buyer and shall be adjusted between Seller and Buyer based upon the respective percentages of the total related expenses paid by each of Buyer and Seller for such accounting year. To satisfy Buyer’s foregoing obligation to bill tenants for the full calendar year 2014, within thirty (30) days following Closing, Seller shall provide Buyer with (i) general ledgers for calendar year 2014 through the date of Closing and (ii) the 2014 monthly estimate letters previously sent by Seller to tenants and pursuant to which tenants were billed.

8.2.      Closing Costs. Seller shall pay the state deed tax payable with respect to the Deed. Buyer shall pay (i) any recording costs imposed upon recordation of the Deed and (ii) the premium for Buyer’s owner’s title insurance policy (specifically including any charges related to deleting standard exceptions or issuing any endorsements thereto). Buyer shall also pay all title insurance premiums for the title insurance premiums for any lender title insurance policy, if applicable, all costs of the updated survey, the costs of its due diligence studies and reports and any recording costs excluding those related to the release of any mortgage or liens created by Seller, which shall be paid in full by Seller. If applicable, Buyer shall also pay any

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mortgage registry tax related to any mortgage Buyer places of record at Closing. Costs and fees of the Escrow Agent shall be divided equally between Seller and Buyer in an amount not to exceed $1,500.00. Seller and Buyer shall each pay the costs of its own counsel.

8.3.      Escrow Holdback. At the Closing, Seller shall deliver to Escrow Agent an amount equal to One Million Six Hundred Forty-Five Thousand Dollars ($1,645,000.00) in cash (the “Holdback Amount”) or instruct Escrow Agent to retain the Holdback Amount from the sale proceeds which would otherwise be disbursed to Seller (such cash, the “Holdback”). The Holdback shall be security for any claims made by Buyer with respect to Seller’s liability after the Closing Date for breaches of any Seller representations. The Holdback shall be held and disbursed by Escrow Agent pursuant to the terms of an escrow agreement in form attached as Exhibit L hereto (the “Surviving Escrow Agreement”). Seller, Buyer and Escrow Agent shall execute and deliver the Surviving Escrow Agreement at the Closing. Following the Closing and the funding of the Holdback Amount, Seller shall have the right to assign all of its right, title and interest in and to the Surviving Escrow Agreement in accordance with the terms thereof. Following final determination or settlement of the amount of any costs, liabilities, damages or expenses for which Seller is liable pursuant to Section 10.2 of this Agreement, Escrow Agent shall be authorized to disburse the remaining Holdback funds pursuant to the Surviving Escrow Agreement. From time to time, the Escrow Agent will disburse funds from the Holdback to Buyer or Seller or its designee, as applicable, as Escrow Agent may be directed in joint written instructions of Seller and Buyer, as directed by court order or as otherwise set forth in the Surviving Escrow Agreement. In the event that there have been no claims asserted by Buyer prior to the last day of the Survival Period (as defined below) (time being of the essence as to such date), Escrow Agent shall automatically disburse the Holdback as directed by Seller on the first business day after the expiration of the Survival Period.  In the event that there have been claims asserted by Buyer prior to the end of the Survival Period which in the aggregate (together with the amount of any previously resolved post-closing claims) are equal to or greater than the Floor (as defined below) but are less than or equal to the amount of the Holdback, then, upon the expiration of the Survival Period, Escrow Agent shall continue to hold an amount of the Holdback equal to the aggregate amount so claimed by Buyer, and, the balance shall be disbursed as directed by Seller. The provisions of this Section 8.3 shall survive the Closing.

9.      Damage or Destruction; Condemnation; Insurance.

If at any time prior to the date of Closing there is damage or destruction to the Property and either (i) the cost for repair of which exceeds two percent (2%) of the amount of the Purchase Price and the Property cannot be restored to its original condition prior to Closing, or if more than two percent (2%) of the rentable area of the Building is condemned or taken by eminent domain proceedings by any public authority, or (ii) such damage or destruction to the Property (or a condemnation or taking by eminent domain proceedings by any public authority) entitles Target Corporation to terminate its Lease, then, at Buyer’s option, this Agreement shall terminate, and the Deposit shall be returned to Buyer, and except as expressly set forth herein, neither party shall have any further liability or obligation to the other hereunder.

If there is any damage or destruction or condemnation or taking, regardless of the cost of any repair, and if Buyer elects not to terminate this Agreement as herein provided (to the extent Buyer is entitled to do so), then (1) in the case of a taking, all condemnation proceeds paid

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or payable to Seller shall belong to Buyer and shall be paid over and assigned to Buyer at Closing, and Seller shall be paid at Closing for the reasonable expenses actually incurred by Seller in connection with such taking; and (2) in the case of a casualty, Seller shall assign to Buyer all rights to any insurance proceeds paid or payable under the applicable insurance policies, less any reasonable costs of collection and any sums expended in restoration, and Seller’s deductible shall be a credit to Buyer against the Purchase Price, and the parties shall proceed with the Closing without any reduction in the Purchase Price payable to Seller.

10.      Remedies.

10.1.      Buyer Default. In the event Buyer breaches or fails, without legal excuse to complete the purchase of the Property, and all conditions to Closing have been satisfied (and Seller is ready, willing and able to close), then Seller shall, as its exclusive remedy therefor, be entitled to receive the Deposit, plus all interest earned and accrued thereon, as liquidated damages (and not as a penalty) in lieu of, and as full compensation for, all other rights or claims of Seller against Buyer by reason of such default. Thereupon this Agreement shall terminate and the parties shall be relieved of all further obligations and liabilities hereunder, except as expressly set forth herein. Buyer and Seller acknowledge that the damages to Seller resulting from Buyer’s breach would be difficult, if not impossible, to ascertain with any accuracy, and that the liquidated damage amount set forth in this Section represents both parties’ best efforts to approximate such potential damages.

10.2.      Seller Default.  In the event Seller breaches or fails, without legal excuse, to complete the sale of the Property or to perform its obligations under this Agreement, and all other conditions to Closing have been satisfied (and Buyer is ready, willing and able to close) and such failure continues for five (5) business days after notice to Seller, Buyer may, as its sole remedy therefor, subject to the next paragraph of this Section 10.2, either (i) enforce specific performance of this Agreement against Seller, provided that any action for specific performance shall be commenced within sixty (60) days after such default, or (ii) terminate this Agreement and receive a return of the Deposit and be reimbursed by Seller for its actual and substantiated out-of-pocket costs and expenses in an amount not to exceed $300,000, it being understood that if Buyer fails to commence an action for specific performance within sixty (60) days after such default, Buyer’s sole remedy shall be to receive a return of the Deposit (together with any interest earned thereon) and be reimbursed by Seller for its actual and substantiated out-of-pocket costs and expenses in an amount not to exceed $300,000.  Following the termination of this Agreement pursuant to clause (ii) above, if requested by Seller in writing, Buyer shall deliver to Seller, without representation or warranty, copies of all surveys, title commitments, engineering reports, environmental audits and other third party studies and reports generated by or for Buyer in connection with the Property except to the extent the same are proprietary to Buyer.

10.2.1.      Notwithstanding anything to the contrary contained in this Agreement, Buyer agrees that its recourse against Seller under this Agreement or under any other agreement, document, certificate or instrument delivered by Seller to Buyer, or under any law applicable to the Property or this transaction, shall be strictly limited to Seller’s interest in the Property, and that in no event shall Buyer seek or obtain any recovery or judgment against any of Seller’s other assets (if any) or against any of Seller’s partners (or their constituent partners) or

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any member, director, officer, employee, beneficiary or shareholder of any of the foregoing.  Buyer agrees that Seller shall have no liability to Buyer for any breach of Seller’s covenants, representations or warranties hereunder or under any other agreement, document, certificate or instrument delivered by Seller to Buyer, or under any law applicable to the Property or this transaction unless the valid claims for all such breaches collectively aggregate more than Thirty Thousand Dollars ($30,000.00) (but in the event such claim exceeds such amount, such liability waiver shall not apply and Seller shall be liable from the first dollar of loss) (the “Floor”), in which event the full amount of such valid claims shall be actionable, up to the cap set forth in the following sentence.  Further, Buyer agrees that any recovery against Seller for any breach of Seller’s covenants, representations or warranties hereunder or under any other agreement, document, certificate or instrument delivered by Seller to Buyer, or under any law applicable to the Property or this transaction, shall be limited to Buyer’s actual damages, up to (but not exceeding) the Holdback Amount; that and Buyer shall look solely to the Holdback for payment of such damages; and that in no event shall Buyer be entitled to seek or obtain any other damages of any kind, including, without limitation, consequential, indirect or punitive damages.

11.      Confidentiality. Buyer agrees to keep confidential and not to use, other than in connection with its determination whether to proceed with the purchase of the Property in accordance with Section 4.4 hereof, any of the documents, material or information regarding the Property supplied to Buyer by Seller or by any third party at Seller’s request, including, without limitation, any environmental site assessment reports or materials furnished to Buyer except to Buyer’s consultants on a “need to know” basis, and Buyer agrees to be responsible for damages to Seller caused by any breach of this provision by such consultant. In addition, prior to the Closing, neither Buyer nor Seller shall disclose the existence of this Agreement or of any of the terms hereof, or issue any press release or other information to the public regarding the transaction contemplated herein, except as may be expressly approved in advance by the other party. Notwithstanding the foregoing, Buyer and Seller shall be permitted to make such disclosures as are required by the law, including but not limited to the securities laws and laws relating to financial reporting and the laws of the Federal Republic of Germany. Buyer specifically acknowledges that Seller is a public reporting company with the United States Securities and Exchange Commission. Buyer acknowledges that it is aware that the United States and other applicable securities laws prohibit any person who is in possession of material, non-public information about a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such material, non-public information. Each Buyer and Seller agrees to indemnify and hold harmless the other party from and against any and all reasonable and actual losses, damages, claims and liabilities of any kind (including, without limitation, reasonable attorneys’ fees) arising directly out of Buyer’s or Seller’s breach of this Article 11, as applicable. The provisions of this Article 11 shall survive the Closing or earlier termination of this Agreement.

12.      Possession. Possession of the Property shall be surrendered to Buyer at Closing, subject to the rights of tenants under the Leases and to the other matters permitted pursuant to this Agreement.

13.      Notices. All notices and other communications provided for herein shall be in writing and shall be sent to the address set forth below (or such other address as a party may

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hereafter designate for itself by notice to the other parties as required hereby) of the party for whom such notice or communication is intended:

13.1.      If to Seller:

c/o Franklin Street Properties Corp.
401 Edgewater Place
Wakefield, Massachusetts 01880
Attention: Scott H. Carter, Esq.
Email: scarter@franklinstreetproperties.com

With a copy to:

Dorsey & Whitney LLP
50 South Sixth Street
Suite 1500
Minneapolis, Minnesota 55402
Attention: Mark E. Hamel
Email: hamel.mark@dorsey.com
Attention: Robert J. Olson
Email: olson.robert@dorsey.com

If to Buyer:

Union Investment Real Estate GmbH
Valentinskamp 70 / EMPORIO
D-20355 Hamburg
Germany
Attention: Martin Brühl
Fax: +49 (0) 40 349 19-5401
Email: martin.bruehl@union-investment.de

With a copy to:

Union Investment Real Estate GmbH
Valentinskamp 70 / EMPORIO
D-20355 Hamburg
Germany
Attention: Kai Hofmann, Asset Manager
Fax: +49 (0) 40 349 19-224
Email: Kai.Hofmann@union-investment.de

and a copy to:

Union Investment Real Estate GmbH
609 Fifth Avenue, 8th Floor
New York, New York 10017

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Attention: Tal Peri
Fax: (212) 745-1731
Email: tal.peri@union-investment.de

and a copy to:

METZLER
One Buckhead Plaza, Suite 1010
3060 Peachtree Road
Atlanta, Georgia 30305
Attention: Zeb Bradford
Fax: (404) 521-4253
Email: zbradford@metzlerna.com

and a copy to:

DLA Piper LLP (US)
500 Eighth Street, NW
Washington, DC 20004
Attention: Frederick L. Klein
Fax: (202) 799-5101
Email: frederick.klein@dlapiper.com

If to the Escrow Agent to:

First American Title Insurance Company
633 Third Avenue
New York, NY 10017
Attention: Jill Siegel
Fax: (212) 331-1411
Email: Jsiegel@firstam.com

With a copy to:

First American Title Insurance Company
801 Nicollet Mall, Suite 1900
Minneapolis, MN 55402
Attention: James L. Erickson
Fax: (612) 305-2001
Email: jerickson@firstam.com

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Any such notice or communication shall be sufficient if sent by registered or certified mail, return receipt requested, postage prepaid; by hand delivery; by overnight courier service; or by e-mail (provided that such e-mail delivery is confirmed by the sender by delivery service or by mail in the manner previously described within 24 hours after such transmission is sent). Any such notice or communication shall be effective when delivered or when delivery is refused. Notices intended for any party in the Federal Republic of Germany may not be dispatched by registered or certified mail.

14.      Brokers. Buyer and Seller each represents to the other that it has not dealt with any broker or agent in connection with this transaction other than CBRE, Inc. (“Broker”) to whom Seller shall pay a commission to Broker pursuant to a separate agreement, if, as and when the Closing and funding occur, but not otherwise. Each party hereby indemnifies and holds harmless the other party from all loss, cost and expense (including reasonable attorneys’ fees) arising out of a breach of its representation or undertaking set forth in this Section 14. The provisions of this Section 14 shall survive Closing or the termination of this Agreement.

15.      Escrow Agent. Escrow Agent shall hold the Deposit in accordance with the terms and provisions of this Agreement, subject to the following:

15.1.      Obligations. Escrow Agent undertakes to perform only such duties as are expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against Escrow Agent.

15.2.      Reliance. Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes, and any statement or assertion contained in such writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instrument in connection with the provisions of this Agreement has been duly authorized to do so. Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner and execution, or validity of any instrument deposited in escrow, nor as to the identity, authority, or right of any person executing the same, and Escrow Agent’s duties under this Agreement shall be limited to those provided in this Agreement. Upon receipt by Escrow Agent from either Buyer or Seller (the “Notifying Party”) of any notice or request (the “Escrow Demand”) to perform any act or disburse any portion of the monies held by Escrow Agent under the terms of this Agreement, Escrow Agent shall give written notice to the other party (the “Notified Party”). If within seven (7) days after the giving of such notice, Escrow Agent does not receive any written objection to the Escrow Demand from the Notified Party, Escrow Agent shall comply with the Escrow Demand. If Escrow Agent does receive written objection from the Notified Party in a timely manner, Escrow Agent shall take no further action until the dispute between the parties has been resolved.

15.3.      Indemnification. Unless Escrow Agent discharges any of its duties under this Agreement in a negligent manner or is guilty of willful misconduct with regard to its duties under this Agreement, Seller and Buyer shall indemnify Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or other expenses, fees, or charges of any character or nature, which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Agreement; and in such connection Seller and Buyer shall indemnify Escrow Agent against any and all expenses including

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reasonable attorneys’ fees and the cost of defending any action, suit or proceeding or resisting any claim in such capacity.

15.4.      Disputes. If the parties (including Escrow Agent) shall be in disagreement about the interpretation of this Agreement, or about their respective rights and obligations, or the propriety of any action contemplated by Escrow Agent, or the application of the Deposit, Escrow Agent shall hold the Deposit until the receipt of written instructions from both Buyer and Seller or a final order of a court of competent jurisdiction. In addition, in any such event, Escrow Agent may, but shall not be required to, file an action in interpleader to resolve the disagreement. Escrow Agent shall be indemnified for all costs and reasonable attorneys’ fees in its capacity as Escrow Agent in connection with any such interpleader action and shall be fully protected in suspending all or part of its activities under this Agreement until a final judgment in the interpleader action is received.

15.5.      Counsel. Escrow Agent may consult with counsel of its own choice and have full and complete authorization and protection in accordance with the opinion of such counsel. Escrow Agent shall otherwise not be liable for any mistakes of fact or errors of judgment, or for any acts or omissions of any kind, unless caused by its negligence or willful misconduct.

15.6.      Interest. All deposits into the escrow shall be held by the Escrow Agent in an interest bearing account. All interest earned on the Deposit shall be deemed to be part of the Deposit and shall accrue to the benefit of Buyer except to the extent the Deposit becomes payable to Seller pursuant to Section 10.1. In such event the interest earned on the Deposit shall accrue to the benefit of Seller.

16.      Representations of Buyer. Buyer represents and warrants that:

16.1.      Authority. Buyer is a limited liability capital investment company organized under the laws of Germany, and, as of the Closing Date, will be duly qualified to transact business in the State of Minnesota. Buyer has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by Buyer has been duly authorized.

16.2.      No Conflict. To Buyer’s actual knowledge, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder on the part of Buyer does not and will not violate any applicable law, ordinance, statute, rule, regulation, order, decree or judgment, conflict with or result in the breach of any material terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge, or encumbrance upon any of the property or assets of Buyer by reason of the terms of any contract, mortgage, lien, lease, agreement, indenture, instrument or judgment to which Buyer is a party or which is or purports to be binding upon Buyer or which otherwise affects Buyer, which will not be discharged, assumed or released at Closing. No action by any federal, state or municipal or other governmental department, commission, board, bureau or instrumentality is necessary to make this Agreement a valid instrument binding upon Buyer in accordance with its terms.

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16.3.      Source of Funds. Buyer and its affiliates have available unrestricted funds which they may use in their sole discretion to pay the full Purchase Price and otherwise comply with the provisions of this Agreement. Buyer acknowledges and agrees that its obligations hereunder are not contingent upon Buyer obtaining financing for the purchase of the Property.

16.4.      OFAC Compliance. Buyer is in compliance with the requirements of Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the “Order”) and other similar requirements contained in the rules and regulations of the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and in any enabling legislation or other Executive Orders or regulations in respect thereof (the Order and such other rules, regulations, legislation or executive orders are collectively referred to herein as the “Orders”).

Neither Buyer nor, to Buyer’s knowledge, any beneficial owner of Buyer:

a)      is listed on the Specifically Designated Nationals and Blocked Persons List maintained by OFAC pursuant to the Orders or on any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Orders (collectively, the “Lists”);

b)      is a person who has been determined by competent authority to be subject to the prohibitions contained in the Orders;

c)      is owned or controlled by, or acts for or on behalf of, any person or entity that is, to Buyer’s actual knowledge, listed on the Lists or any other person or entity who has been determined by competent authority to be subject to the prohibitions contained in the Orders; or

d)      shall transfer or permit the transfer of any interest in Buyer or any beneficial owner in Buyer to any person or entity who is, or any of whose beneficial owners are, listed on the Lists.

As used in this Agreement, or in any other agreement, document, certificate or instrument delivered by Buyer to Seller, the phrase “to Buyer’s actual knowledge,” “to the best of Buyer’s knowledge” or any similar phrase shall mean the actual, not constructive or imputed, knowledge of Tal Peri (the “Buyer Knowledge Party”), without any obligation on such individual’s part to make any independent investigation of the matters being represented and warranted, or to make any inquiry of any other persons, or to search or examine any files, records, books, correspondence and the like. In no event shall Seller be entitled to assert any cause of action against the Buyer Knowledge Party nor shall the Buyer Knowledge Party have any personal liability whatsoever for any matter under or related to this Agreement.

17.      Miscellaneous.

17.1.      Assignability. Buyer may not assign or transfer all or any portion of its rights or obligations under this Agreement to any other individual, entity or other person without first obtaining the prior written consent of Seller. However, Buyer may, without the consent of Seller but after written notice to Seller at least five (5) days prior to Closing, (i) direct that the Deed be granted to an entity under common control with Buyer, or (ii) assign its rights under this

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Agreement to an entity under common control with Buyer. No assignment or transfer by Buyer will be permitted if such assignment or transfer would, in Seller’s opinion, cause this transaction to violate any provision of applicable law.

17.2.      Governing Law; Bind and Inure. This Agreement shall be governed by the law of the State of Minnesota and shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, assigns and personal representatives.

17.3.      Recording. Neither this Agreement nor any notice or memorandum hereof shall be recorded in any public land record. A violation of this prohibition shall constitute a material breach entitling the non-breaching party to terminate this Agreement.

17.4.      Time of the Essence. Time is of the essence of this Agreement.

17.5.      Headings. The headings preceding the text of the paragraphs and subparagraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

17.6.      Counterparts; Electronic Signatures. This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument. Facsimile and electronically transmitted signatures shall for all purposes be treated as originals.

17.7.      Schedules and Exhibits. All Schedules and Exhibits that are referred to herein and that are attached hereto or bound separately and initialed by the parties are expressly made and constitute a part of this Agreement.

17.8.      Survival. Unless otherwise expressly stated in this Agreement, each of the warranties and representations of Seller and Buyer shall survive the Closing and delivery of the Deed and other closing documents by Seller to Buyer, and shall not be deemed to have merged therewith; provided, however, that any suit or action for the breach of any of the representations or warranties set forth herein must be commenced within nine (9) months after the Closing (the “Survival Period”) or any claim based thereon shall be deemed irrevocably waived. Unless expressly made to survive, all obligations and covenants of Seller contained herein shall be deemed to have been merged into the Deed and shall not survive the Closing.

17.9.      Use of Proceeds to Clear Title. To enable Seller to make conveyance as herein provided, Seller may, at the time of Closing, use the Purchase Price or any portion thereof to clear the title of any or all encumbrances or interests, provided that provision reasonably satisfactory to Buyer’s attorney is made for prompt recording of all instruments so procured in accordance with conveyancing practice in the jurisdiction in which the Property is located.

17.10.      Submission not an Offer or Option. The submission of this Agreement or a summary of some or all of its provisions for examination or negotiation by Buyer or Seller does not constitute an offer by Seller or Buyer to enter into an agreement to sell or purchase the Property, and neither party shall be bound to the other with respect to any such purchase and sale until a definitive agreement satisfactory to the Buyer and Seller in their sole discretion is executed and delivered by both Seller and Buyer.

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17.11.      Entire Agreement; Amendments. This Agreement and the Schedules and Exhibits hereto set forth all of the promises, covenants, agreements, conditions and undertakings between the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as contained herein. This Agreement may not be changed orally but only by an agreement in writing, duly executed by or on behalf of the party or parties against whom enforcement of any waiver, change, modification, consent or discharge is sought.

17.12.      Attorneys’ Fees. In the event of any litigation arising out of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees and costs.

17.13.      Waiver of Jury Trial. Each party to this Agreement hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action (each, an “Action”) (a) arising out of this Agreement, including any present or future amendment thereof or (b) in any way connected with or related or incidental to the dealings of the parties or any of them with respect to this Agreement (as hereafter amended) or any other instrument, document or agreement executed or delivered in connection herewith, or the transactions related hereto or thereto, in each case whether such Action is now existing or hereafter arising, and whether sounding in contract or tort or otherwise and regardless of which party asserts such Action; and each party hereby agrees and consents that any such Action shall be decided by court trial without a jury, and that any party to this Agreement may file an original counterpart or a copy of this Section 17.13 with any court as written evidence of the consent of the parties to the waiver of any right they might otherwise have to trial by jury.

17.14.      No Waiver. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver, nor shall a waiver in any instance constitute a waiver in any subsequent instance. No waiver shall be binding unless executed in writing by the party making the waiver.

17.15.      Rules of Construction. Article and Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement. All references to “Article” or “Sections” without reference to a document other than this Agreement, are intended to designate articles and sections of this Agreement, and the words “herein,” “hereof,” “hereunder,” and other words of similar import refer to this Agreement as a whole and not to any particular Article or Section, unless specifically designated otherwise. The use of the term “including” shall mean in all cases “including but not limited to,” unless specifically designated otherwise. No rules of construction against the drafter of this Agreement shall apply in any interpretation or enforcement of this Agreement, any documents or certificates executed pursuant hereto, or any provisions of any of the foregoing.

17.16.      Required Seller Approvals. It is acknowledged and agreed that the consummation by Seller of the transactions contemplated by this Agreement requires that Seller shall have received the consent of a majority of the shareholders of Seller (such approvals, the “Required Seller Approvals”). Seller shall determine in its sole discretion the timing of seeking the Required Seller Approvals, provided that Seller seeks the Required Seller Approvals prior to the Closing Date. In the event Seller is unable to obtain such Required Seller Approvals prior to

31

the scheduled Closing, Seller shall have the right to extend the date of Closing for up to thirty (30) days in order to obtain the Required Seller Approvals. In the event following such extension Seller is still unable to obtain the Required Seller Approvals prior to the Closing, then Seller shall have the right to terminate this Agreement, in which case the Deposit shall be returned to Buyer and neither party shall have any further obligations hereunder, except to the extent the same expressly survive the termination of this Agreement. In the event of such termination, Seller shall reimburse Buyer for all documented direct, third party costs and expenses incurred by Buyer in connection with Buyer’s inspection of the Property and negotiations of the transaction contemplated by this Agreement, in an amount not to exceed $300,000.00. Seller shall advise Buyer promptly upon Seller’s receipt of the Required Seller Approvals. If Seller so terminates this Agreement, Buyer shall deliver to Seller, without representation or warranty, copies of all surveys, title commitments, engineering reports, environmental audits and other third party studies and reports generated by or for Buyer in connection with the Property except to the extent the same are proprietary to Buyer.

17.17.      Limitation on Liability. Notwithstanding anything appearing to the contrary in this Agreement, no direct or indirect partner, member or shareholder of a party hereto (or any officer, director, agent, member, manager, personal representative, trustee or employee of any such direct or indirect partner, member or shareholder) shall be personally liable for the performance of the obligations of, or in respect of any claims against such party arising under this Agreement. No personal judgment shall be sought or obtained against any of the foregoing in connection with this Agreement.

32

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

SELLER:

FSP 50 SOUTH TENTH STREET CORP., a Delaware corporation

By: /s/ George J. Carter

Name: George J. Carter

Title: President

S-1

BUYER:

UNION INVESTMENT REAL ESTATE GmbH,
a German limited liability capital investment company,
acting in its own name and for the account of the
fund (Sondervermögen) [UniImmo: Europa]

By:	/s/ Dr. Frank Billand
Name:	Dr. Frank Billand
Title:	Member of the Management Board

By:	/s/ Dr. Reinhard Kutscher
Name:	Dr. Reinhard Kutscher
Title:	Chairman of the Management Board

S-2

ESCROW AGENT:

FIRST AMERICAN TITLE INSURANCE COMPANY

By:	/s/ Jill Siegel
Name:	Jill Siegel
Title:	Underwriting Counsel

S-3

List of Exhibits

Exhibit A	-	Description of Land
Exhibit B	-	List of Unpaid Commissions and Unfunded Tenant Improvement Costs
Exhibit C	-	Seller’s Title Policy
Exhibit D	-	Form of Tenant Estoppel Certificate
Exhibit E	-	Form of Deed
Exhibit F	-	Form of Bill of Sale
Exhibit G	-	Form of Assignment and Assumption of Leases, Contracts and Security Deposits
Exhibit H	-	Form of Assignment of Intangible Property
Exhibit I	-	Form of Tenant Notice Letter
Exhibit J	-	Form of Non-Foreign Affidavit
Exhibit K	-	Form of Certificate of Representations and Warranties
Exhibit L	-	Form of Surviving Escrow Agreement
Exhibit M	-	Form of Assignment and Assumption of Parking ROFO
Exhibit N	-	Form of REOA Notice to Approving Owners
Exhibit O	-	Form of REOA Estoppel Certificate
Exhibit P	-	Form of Skyway Bridge Agreement Estoppel Certificate
Exhibit Q	-	Form of Parking ROFO Estoppel Certificate
Exhibit R	-	Form of Public Parking Agreement Estoppel Certificate

Schedule A.4	-	Personalty
Schedule 3.5	-	Contracts
Schedule 3.7	-	Outstanding Litigation
Schedule 4.4	-	Due Diligence Items List

Exhibit A

Legal Description of the Land

Parcel 1 (Office Tower Parcel):

Tracts D, I, M, N, O, P, T, X, Z and CC, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1072166.

Parcel 2 (Additional Retail Parcel):

Tracts C, E, F, J, L, S, W, BB and EE, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1072166.

Parcel 3 (Public Parking Garage Parcel):

Together with the optionee’s interest in the following described land pursuant to that certain Parking Garage Parcel Right of First Offer Agreement executed by the City of Minneapolis, as optionor, and Ryan 900, LLC, a Minnesota limited liability company, as optionee, a memorandum of which was filed on October 18, 2000, as Document No. 3324809 for which the optionee’s interest was assigned to RC-NRI, LLC, a Delaware limited liability company by Assignment and Assumption of Parking Garage Parcel Right of First Offer dated September 29, 2000, filed October 18, 2000, as Document No. 3324812 AND as amended by First Amendment to Parking Garage Parcel Right of First Offer Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446924. RC-NRI, LLC converted to and changed its name to RC-NRI, LLLP, a Delaware limited liability limited partnership as evidenced by Document Nos. 3555886 and 3569022.

Tracts A, B, G and K, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1072167.

Parcel 4 (REOA):

Together with the appurtenant easements contained in that certain Reciprocal Easement and Operation Agreement dated September 27, 2000, filed October 18, 2000, as Document No. 3324805 as amended by First Amendment to Reciprocal Easement and Operation Agreement dated August 24, 2001, filed October 16, 2001, as Document No. 3446930. Certain Ryan 900, LLC rights were assigned to Target Corporation, a Minnesota Corporation by that certain

A-1

Assignment of Reciprocal Easement and Operation Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446932.

Parcel 5 (9th Street Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (9th Street Skyway) dated December 28, 1998, filed July 30, 1999, as Document No. 3187400 as amended by First Amendment dated November 18, 1999, filed March 29, 2000, as Document No. 3268304 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446909.

Parcel 6 (10th Street Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (10th Street Skyway) dated December 28, 1998, filed July 30, 1999, as Document No. 7154888 as amended by First Amendment dated November 18, 1999, filed October 18, 2000, as Document No. 3324807 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446907.

Parcel 7 (LaSalle Avenue Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (LaSalle Avenue Skyway) dated May 18, 2000, filed August 7, 2000, as Document No. 3302944 as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446908.

Parcel 8 (Nicollet Mall Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (Nicollet Mall Skyway) dated January 29, 1999, filed July 30, 1999 as Document No. 7154889 as amended by First Amendment dated November 18, 1999, filed March 31, 2000, as Document No. 3268892 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446910.

Parcel 9 (Parking Agreement):

Together with the appurtenant rights contained in that certain Public Parking Garage Parking Agreement dated November 18, 1999, filed October 18, 2000, as Document No. 3324810 as assigned by Assignment of Public Parking Garage Parking Agreement dated September 29, 2000, filed October 16, 2001, as Document No. 3446922 and as amended by First Amendment to Public Parking Garage Parking Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446923.

A-2

EXHIBIT B

List of Unpaid Commissions and Unfunded Tenant Improvement Costs

(See attached)

B-1

50 SOUTH TENTH – List of Unpaid Commissions and Unfunded Tenant

Improvement Costs as of June 24, 2014

Lease	Area	Tenant Improvements	Lease Commissions

Bruegger’s Enterprises, Inc.	1,111	$61,105	$11,694

QDOBA	2,552	$114,795	$—

EXHIBIT C

Seller's Title Policy

(See attached)

C-1

Owner's Policy

American Land Title Association Owner's Policy 10-17-92

Policy Number A22025-SV-00055085

SUBJECT TO THE EXCLUSIONS FROM COVERAGE, THE EXCEPTIONS FROM COVERAGE CONTAINED IN SCHEDULE B AND THE CONDITIONS AND STIPULATIONS, OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY, a Minnesota corporation, herein called the Company, insures, as of Date of Policy shown in Schedule A, against loss or damage, not exceeding the Amount of Insurance stated in Schedule A, sustained or incurred by the insured by reason of:

1.	Title to the estate or interest described in Schedule A being vested other than as stated therein;
2.	Any defect in or lien or encumbrance on the title;
3.	Unmarketability of the title;
4.	Lack of a right of access to and from the land.

The Company will also pay the costs, attorneys' fees and expenses incurred in defense of the title, as insured, but only to the extent provided in the Conditions and Stipulations.

IN WITNESS WHEREOF, the said OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY has caused its corporate name and seal to be hereunto affixed by its duly authorized officers as of the date shown in Schedule A, the policy to be valid when countersigned by an authorized officer or agent of the Company.

EXCLUSIONS FROM COVERAGE

The following matters are expressly excluded from the coverage of this policy and the Company will not pay loss or damage, costs, attorneys' fees or expenses that arise by reason of:

1.	(a)	Any law, ordinance or governmental regulation (including but not limited to building and zoning laws, ordinances, or regulations) restricting, regulating, prohibiting or relating to (i) the occupancy, use, or enjoyment of the land; (ii) the character, dimensions or location of any improvement now or hereafter erected on the land; (iii) a separation in ownership or a change in the dimensions or area of the land or any parcel of which the land is or was a part; or (iv) environmental protection, or the effect of any violation of .these laws, ordinances. or governmental. regulations, except to the extent that a notice of the enforcement thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.
	(b)	Any governmental police power not excluded by a above, except to the extent that a notice of the exercise thereof or a notice of a defect, lien or encumbrance resulting from a violation or alleged violation affecting the land has been recorded in the public records at Date of Policy.
2.	Rights of eminent domain unless notice of the exercise thereof has been recorded in the public records at Date of Policy, but not excluding from coverage any taking which has occurred prior to Date of Policy which would be binding on the rights of a purchaser for value without knowledge.
3.	Defects; liens, encumbrances, adverse claims, or other matters:
	(a)	created, suffered, assumed or agreed to by the insured claimant;
	(b)	not known to the Company, not recorded in the public records at Date of Policy, but known to the insured claimant and not disclosed in writing to the Company by the insured claimant prior to the date the insured claimant became an insured under this policy;
	(c)	resulting in no loss or damage to the insured claimant;
	(d)	attaching or created subsequent to Date of Policy; or
	(e)	resulting in loss or damage which would not have been sustained if the insured claimant had paid value for the estate or interest insured by this policy.
4.	Any claim, which arises out of the transaction vesting in the Insured the estate or interest insured by this policy, by reason of the operation of federal bankruptcy, state insolvency, or similar creditors' rights laws, that is based on:

ORDOCS     ORT Form 402— ALTA Owner’s Policy 10-17-92     MT01155

(i)	the transaction creating the estate or interest insured by this policy being deemed a fraudulent conveyance or fraudulent transfer; or
(ii)	the transaction creating the estate or interest insured by this policy being deemed a preferential transfer except where the preferential transfer results from the failure:
(a) to timely record the instrument of transfer; or
(b) of such recordation to impart notice to a purchaser for value or a judgment or lien creditor.

CONDITIONS AND STIPULATIONS

1.	Definition of Terms

The following terms when used in this policy mean:

(a)	"insured": the insured named in Schedule A, and, subject to any rights or defenses the Company would have had against the named insured, those who succeed to the interest of the named insured by operation of law as distinguished from purchase including, but not limited to, heirs, distributees, devisees, survivors, personal representatives, next of kin, or corporate or fiduciary successors.
(b)	"insured claimant": an insured claiming loss or damage.
(c)	"knowledge": or "known": actual knowledge, not constructive knowledge or notice which may be imputed to an insured by reason of the public records as defined in this policy or any other records which impart constructive notice of matters affecting the land.
(d)	"land'': the land described or referred to in Schedule A, and improvements affixed thereto which by law constitute real property. The term "land'' does not it) include any property beyond the lines of the area described or referred to in Schedule A, nor any right, title, interest, estate or easement in abutting streets, roads, avenues, alleys, lanes, ways or waterways, but nothing herein shall modify or limit the extent to which a right of access to and from the land is insured by this policy.
(e)	"mortgage": mortgage, deed of trust, deed, or other security instrument.
(f)	''public records": records established under state statutes at Date of Policy for the purpose of imparting constructive notice of matters relating to real property to purchasers for value and without knowledge. With respect to Section l(a)(iv) of the Exclusions from Coverage, "public records" shall also include environmental protection liens filed in She records of the clerk of the United States district court for the district in which the land is located.
(g)	"unmarketability of the title": an alleged or apparent matter affecting the title to the land, not excluded or excepted from coverage, which would entitle a purchaser of the estate or interest described in Schedule A to be released from the obligation to purchase by virtue of a contractual condition requiring the delivery of marketable title.
2.	Continuation of Insurance After Conveyance of Title.

The coverage of this policy shall continue in force as of Date of Policy in favor of an insured only so long as the insured retains an estate or interest in the land, or holds an indebtedness secured by a purchase money mortgage given by a purchaser from the insured, or only so long as the insured shall have liability by reason of covenants of warranty made by the insured in any transfer or conveyance of the estate or interest. This policy shall not .continue in force in favor of any purchaser from the insured of either (i) an estate or interest in the land, or (ii) an indebtedness secured by a purchase money mortgage given to the insured.

3.	Notice of Claim to be Given by Insured Claimant.

The insured shall notify the Company promptly in writing (i) in case of any litigation as set forth in Section 4(a) below; (ii) in· case knowledge shall come to an insured hereunder of any claim of title or interest which is adverse to the title to the estate or interest, as insured, and which might cause loss or damage for which the Company may be liable by virtue of this policy, or (iii) if title to the estate or interest, as insured, is rejected as unmarketable. If prompt notice shall not be given to the Company, then as to the insured all liability of the Company shall terminate wish regard to the matter or matters for which prompt notice is required; provided, however, that failure to notify the Company shall in no case prejudice the rights of any insured under this policy unless the Company shall be prejudiced by the failure and then only to the extent of the prejudice.

ORDOCS     ORT Form 402 — ALTA Owner’s Policy 10-17-92     MT01155

6.	Options to Pay or Otherwise Settle Claims; Termination of Liability.

In case of a claim under this policy, the Company shall have the following additional options:

(a)	To Pay or Tender Payment of the Amount of Insurance.

To pay or tender payment of the amount of insurance under this policy, together with any costs, attorneys' fees and expenses incurred by the insured claimant, which were authorized by the Company, up to the time of payment or tender of payment and which the Company is obligated to pay.

Upon the exercise by the Company of this option, all liability and obligations to the insured under this policy, other than to make the payment required, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation, and the policy shall be surrendered to the Company for cancellation.

(b)	To Pay or Otherwise Settle With Parties Other Than the Insured or With the Insured Claimant.
(i)	to pay or otherwise settle with other parties for or in the name of an insured claimant any claim insured against under this policy, together with any costs, attorneys' fees and expenses incurred by the insured claimant which were authorized by the Company up to the time of payment and which the Company is obligated to pay; or .
(ii)	to pay or otherwise settle with the insured claimant the loss or damage provided for under this policy, together with any costs, attorneys' fees and expenses incurred by the insured claimant which were authorized by the Company up to the time of payment and which the Company is obligated to pay.

Upon the exercise by the Company of either of the options provided for in paragraphs (b)(i) or (ii), Company's obligations to the insured under this policy for the claimed loss or damage, other than the payments required to be made, shall terminate, including any liability or obligation to defend, prosecute, or continue any litigation.

7.	Determination, Extent of Liability and Coinsurance.

This policy is a contract of indemnity against actual monetary loss or damage sustained or incurred by the insured claimant who has suffered loss or damage by reason of matters insured against by this policy and only to the extent herein described.

(a)	The liability of the Company under this policy shall not exceed the least of:
(i)	the Amount of Insurance stated in Schedule A; or,
(ii)	the difference between the value of the insured estate or interest as insured and the value of the insured estate or interest subject to the defect, lien or encumbrance insured against by this policy.
(b)	In the event the Amount of Insurance stated in Schedule A at the Date of Policy is less than 80 percent of the value of the insured estate or interest or the full consideration paid for the land, whichever is less, or if subsequent to the Date of Policy an improvement is erected on the land which increases the value of the insured estate or interest by at least 20 percent over the Amount of Insurance stated in Schedule A, then this policy is subject to the following:

(i)   where no subsequent improvement has been made, as to any partial loss, the Company shall only pay the loss pro rata in the proportion that the amount of insurance at Date of Policy bears to the total value of the insured estate or interest at Date of Policy; or

(ii)  where a subsequent improvement has been made, as to any partial loss, the Company shall only pay the loss pro rata in the proportion that 120 percent of the Amount of Insurance stated in Schedule A bears to the sum of the Amount of Insurance stated in Schedule A and the amount expended for the improvement.

The provisions of this paragraph shall not apply to costs. attorneys' fees and expenses for which the Company is liable under this policy, and shall only apply to that portion of any loss which exceeds, in the aggregate, 10 percent of the Amount of Insurance stated in Schedule A.

(c)	The Company will pay only those costs, attorneys' fees and expenses incurred in accordance with Section 4 of these Conditions and Stipulations.

8.	Apportionment.

If the land described in\Schedule A consists of two or more parcels which are not used as a single site, and a loss is established affecting one or more of the parcels but not all, the loss shall be computed and settled on a pro rata basis as if the amount of insurance under this policy was divided pro rata as to the value on Date of

ORDOCS     ORT Form 402 — ALTA Owner’s Policy 10-17-92     MT01155

Policy of each separate parcel to the whole, exclusive of any improvements made subsequent to Date of Policy, unless a liability or value has otherwise been agreed upon as to each parcel by the Company and the insured at the time of the issuance of this policy and shown by an express statement or by an endorsement attached to this policy.

9.	Limitation of Liability.
(a)	If the Company establishes the title, or removes the alleged defect, lien or encumbrance, or cures the lack of a right of access to or from the land, or cures the claim of unmarketability of title, all as insured, in a reasonably diligent manner by any method, including litigation and the completion of any appeals therefrom, it shall have fully performed its obligations with respect to that matter and shall not be liable for any loss or damage caused thereby.
(b)	In the event of any litigation, including litigation by the Company or with the Company's consent, the Company shall have no liability for loss or damage until there has been a final determination by a court of competent jurisdiction, and disposition of all appeals therefrom, adverse to the title as insured.
(c)	The Company shall not be liable for loss or damage to any insured for liability voluntarily assumed by the insured in settling any claim or suit without the prior written consent of the Company.

10.	Reduction of Insurance; Reduction or Termination of Liability.

All payments under this policy, except payments made for costs, attorneys' fees and expenses, shall reduce the amount of the insurance pro tanto.

11.	Liability Noncumulative.

It is expressly understood that the amount of insurance under this policy shall be reduced by any amount the Company may pay under any policy insuring a mortgage to which exception is taken in Schedule B or to which the insured has agreed, assumed, or taken subject, or which is hereafter executed by an insured and which is a charge or lien on the estate or interest described or referred to in Schedule A, and the amount so paid shall be deemed a payment under this policy to the insured owner.

12.	Payment of Loss.

(a) No payment shall be made without producing this policy for endorsement of the payment unless the policy has been lost or destroyed, in which case proof of loss or destruction shall be furnished to the satisfaction of the Company.

(b) When liability and the extent of loss or damage has been definitely fixed in accordance with these Conditions and Stipulations, the loss or damage shall be payable within 30 days thereafter.

13.	Subrogation Upon Payment or Settlement.
(a)	The Company's Right of Subrogation.

Whenever the Company shall have settled and paid a claim under this policy, all right of subrogation shall vest in the Company unaffected by any act of the insured claimant.

The Company shall be subrogated to and be entitled to all rights and remedies which the insured claimant would have had against any person or property in respect to the claim had this policy not been issued. If requested by the Company, the insured claimant shall transfer to the Company all rights and remedies against any person or property necessary in order to perfect this right of subrogation. The insured claimant shall permit the Company to sue, compromise or settle in the name of the insured claimant and to use the name of the insured claimant in any transaction or litigation involving these rights or remedies.

If a payment on account of a claim does not fully cover the loss of the insured claimant, the Company shall be subrogated to these rights and remedies in the proportion which the Company's payment bears to the whole amount of the loss.

If loss should result from any act of the insured claimant, as stated above, that act shall not void this policy, but the Company, in that event, shall be required to pay only that part of any losses insured against by this policy which shall exceed the amount, if any, lost to the Company by reason of the impairment by the insured claimant of the Company's right of subrogation.

(b)	The Company's Rights Against Non-insured Obligors.

The Company's right of subrogation against non-insured obligors shall exist and shall include, without limitation, the rights of the insured to indemnities, guaranties, other policies of insurance or bonds,

ORDOCS     ORT Form 402 — ALTA Owner’s Policy 10-17-92     MT01155

notwithstanding any terms or conditions contained in those instruments which provide for subrogation rights by reason of this policy.

14.	Arbitration.

Unless prohibited by applicable law, either the Company or the insured may demand arbitration pursuant to the Title Insurance Arbitration Rules of the American Arbitration Association. Arbitrable matters may include, but are not limited to, any controversy or claim between the Company and the insured arising out of or relating to this policy, any service of the Company in connection with its issuance or the breach of a policy provision or other obligation. All arbitrable matters when the Amount of Insurance is $1,000,000 or less shall be arbitrated at the option of either the Company or the insured. All arbitrable matters when the Amount of Insurance is in excess of $1,000,000 shall be arbitrated only when agreed to by both the Company and the insured. Arbitration pursuant to this policy and under the Rules in effect on the date the demand for arbitration is made or, at the option of the insured, the Rules in effect at Date of Policy shall be binding upon the parties. The award may include attorneys' fees only if the laws of the state in which the land is located permit a court to award attorneys' fees to a prevailing party. Judgment upon the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof.

The law of the situs of the land shall apply to an arbitration under the Title Insurance Arbitration Rules. A copy of the Rules may be obtained from the Company upon request.

15.	Liability Limited to this Policy; Policy Entire Contract.
(a)	This policy together with all endorsements, if any, attached hereto by the Company is the entire policy and contract between the insured and the Company. In interpreting any provision of this policy, this policy shall be construed as a whole.

(b)	Any claim of loss or damage, whether or not based on negligence, and which arises out of the status of the title to the estate or interest covered hereby or by any action asserting such claim, shall be restricted to this policy.

(c)	No amendment of or endorsement to this policy can be made except by a writing endorsed hereon or attached hereto signed by either the President, a Vice President, the Secretary, an Assistant Secretary, or validating officer or authorized signatory of the Company.

16.	Severability.

In the event any provision of the policy is held invalid or unenforceable under applicable law, the policy shall be deemed not to include that provision and all other provisions shall remain in full force and effect.

17.	Notices, Where Sent.

All notices required to be given the Company and any statement in writing. required to be furnished the Company shall include the number of this policy and shall be addressed to its Home Office: 400 Second Avenue South, Minneapolis, Minnesota 55401, (612) 371-1111.

Issued through the office of:	OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY
Old Republic National Title Insurance Company	A Stock Company
400 Second Avenue South	400 Second Avenue South, Minneapolis, MN 55401
Minneapolis, MN 55401	(612) 371-1111

Authorized Signatory

ORDOCS     ORT Form 402 — ALTA Owner’s Policy 10-17-92     MT01155

FILE NO: HEN OR1040951-C

ST. 22

CNTY. 053

PROP. 3

TRAN. 010

Re-issue Liability: $.00

ORT FORM 402- ALTA Owner's Policy 10-17-92

POLICY NO.: A22025-SV-00055085	FILE NO.: OR1040951-C

POLICY AMOUNT: $127,000,000.00	PREMIUM:.....

SCHEDULE A

1.                   POLICY DATE: December 21, 2006 AT 5:00PM

2.	INSURED HEREUNDER IN WHOM THE INTEREST IS VESTED AS STATED BELOW AT THE DATE HEREOF IS:

FSP 50 South Tenth: Street Corp., a Delaware corporation, as to the fee title to Parcels 1 and 2, the right of first offer interest in Parcel 3 and the easements, rights and interests referred to in Parcels 4, 5, 6, 7, 8 and 9 at Item No. 3 hereof.

3.                   THE LAND REFERRED TO IN THIS POLICY IS DESCRIBED AS FOLLOWS:

Parcel 1 (Office Tower Parcel):

Tracts D, I, M, N, 0, P, T, X, Z and CC, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1193168.

Parcel 2 (Additional Retail Parcel):

Tracts C, E, F, J, L, S, W, BB and EE, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1193168.

Parcel 3 (Public Parking Garage Parcel):

Together with the optionee's interest in the following described land pursuant to that certain Parking Garage Parcel Right of First Offer Agreement executed by the City of Minneapolis, as optionor, and Ryan 900, LLC, a Minnesota limited liability company, as optionee, a memorandum of which was filed on October 18,2000, as Document No. 3324809 for which

ORDOCS ORT OWNERS GENERIC FINAL POLICY      MT01140

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FILE NO: HEN OR1040951-C

the optionee's interest was assigned to RC-NRI, LLC, a Delaware limited liability company by Assignment and Assumption of Parking Garage Parcel Right of First Offer dated September 29, 2000, filed October 18, 2000, as Document No. 3324812 as limited and affected by Limited Assignment of Right of First Offer (:Parking Garage Parcel) dated August 29,2001, filed October 16, 2001, as Document No. 3446934 AND as amended by First Amendment to Parking Garage Parcel Right of First Offer Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446924. RC-NRI, LLC converted to and changed its name to RC-NRI, LLLP, a Delaware limited liability limited partnership as evidenced by Document Nos. 3555886 and 3569022 and for which the optionee's interest was assigned to FSP 50 South Tenth Street Corp. a Delaware corporation by Assignment and Assumption of Parking Garage Parcel Right of First Offer dated November 8, 2006, filed November 9, 2006, as Document No. 4325223.

Tracts A, B, G and K, Registered Land Survey No. 1717, Files of the Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1072167.

Parcel 4 (REOA):

Together with the appurtenant easements contained in that certain Reciprocal Easement and Operation Agreement dated September 27,2000, filed October 18, 2000, as Document No. 3324805 as amended by First Amendment to Reciprocal Easement and Operation Agreement dated August 24, 2001, filed October 16, 2001, as Document No. 3446930 and as amended by Second Amendment to Reciprocal Easement and Operation Agreement dated November 8, 2006, filed November 9, 2006, as Document No. 4325224. Certain Ryan 900, LLC rights were assigned to Target Corporation, a Minnesota corporation by that certain Assignment of Reciprocal Easement and Operation Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446932.

Parcel 5 (9th Street. Skyway):

Together with an undivided 50% interest of fee simple ownership, together with all additional easement and other rights provided therein in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (9th Street Skyway) dated December 28, 1998, filed July 30, 1999, as Document No. 3187400 as amended by First Amendment dated November 18, 1999, filed March 29,2000, as Document No. 3268304 and as amended by Declaration of Legal Description dated August 24,2001, filed October 16, 2001, as

Document No. 3446909.

Parcel 6 (10th Street Skyway):

Together with all fee simple and other ownership rights in the pedestrian walkway, together with all additional easement and other rights provided therein in that certain Agreement for Skyway Construction, Operation, Maintenance and Easements (10th Street Skyway) dated

ORDOCS ORT OWNERS GENERIC FINAL POLICY      MT01140

OVSOFPC      PAGE 2

FILE NO: HEN OR1040951-C

December 28, 1998, filed July 30, 1999, as Document No. 7154888 as amended by First Amendment dated November 18, 1999, filed October 18,2000, as Document No. 3324807 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446907.

Parcel 7 (LaSalle Avenue Skyway):

Together with all fee simple and other ownership rights in the pedestrian walkway, together with all additional easement and other rights provided therein in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (LaSalle Avenue Skyway) dated May 18, 2000, filed August 7, 2000, as Document No. 3302944 as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446908.

Parcel 8 (Nicollet Mall Skyway):

Together with all fee simple and other ownership rights in the pedestrian walkway, together with all additional easement and other rights provided therein in that certain Agreement for Skyway Construction, Operation, Maintenance and Easements (Nicollet Mall Skyway) dated January 29, 1999, filed July 30, 1999, as Document No. 7154889 as amended by First Amendment dated November 18, 1999, filed March 3 as amended by Declaration of Legal Description dated August 24,2001, filed October 16, 2001, as Document No. 3446910.

Parcel 9 (Parking Agreement):

Together with the appurtenant rights contained in that certain Public Parking Garage Parking Agreement dated November 18, 1999, filed October 18,2000, as Document No. 3324810 as assigned by Assignment of Public Parking Garage Parking Agreement dated September 29, 2000, filed October 16, 2001, as Document No. 3446922 and as amended by First Amendment to Public Parking Garage Parking Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446923.

ORDOCS ORT OWNERS GENERIC FINAL POLICY      MT01140

OVSOFPC      PAGE 3

FILE NO: HEN OR1040951-C

SCHEDULE B

THIS POLICY DOES NOT INSURE AGAINST LOSS OR DAMAGE BY REASON OF THE FOLLOWING:

1.	There are no levied or pending special assessments.

2.	Taxes for the year 2007 and thereafter not yet due and payable.

3.	Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing executed by FSP 50 South Tenth Street Corp. a Delaware corporation, as fee owner, and FSP South Tenth Street LLC, as master lessee, in favor of Mortgage Electronic Registration Systems, Inc., as mortgagee, and Bank of America, N.A., a national banking association, as lender, dated December 20, 2006, filed December 21,2006, as Document No. 4339765, in the original amount of $76,200,000.00.

4.	Terms, conditions, provisions and easements contained in that certain Reciprocal Easement and Operation Agreement, dated September 27, 2000, filed October 18, 2000, as Document No. 3324805 by and between Ryan 900, LLC, a Minnesota limited liability company; Minneapolis Community Development Agency; and the City of Minneapolis as amended by First Amendment to Reciprocal Easement and Operation Agreement dated August 24, 2001, filed October 16, 2001, as Document No. 3446930 and by Second Amendment to Reciprocal Easement and Operation Agreement dated November 8, 2006, filed November 9, 2006, as Document No. 4325224.

Certain Ryan 900, LLC rights were assigned to Target Corporation, a Minnesota corporation by that certain Assignment of Reciprocal Easement and Operation Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446932.

(as to Parcels 1, 2 and 3)

5.	Terms, conditions, provisions and easements contained in the certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (9th Street Skyway), dated December 28; 1998, filed July 30, 1999, as Document No. 3187400 by and between Ryan 900, LLC, a Minnesota limited liability company; Ryan 800, LLC, a Minnesota limited liability company; Minneapolis Community Development Agency; and the City of Minneapolis as amended by First Amendment dated November 18, 1999, filed March 29,2000, as Document No. 3268304 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16,2001, as Document No. 3446909.

(as to Parcels 1, 2 and 3)

6.	Terms, conditions, provisions and easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (10th Street Skyway), dated December 28, 1998, filed July 30, 1999, as Document No. 7154888 by and between Ryan 900, LLC, a Minnesota limited liability company and Dayton Hudson Corporation, a Minnesota Corporation as amended by First Amendment dated November 18, 1999, filed

ORDOCS ORT OWNERS GENERIC FINAL POLICY      MT01140

OVSOFPC      PAGE 4

FILE NO: HEN OR1040951-C

October 18, 2000, as Document No. 3324807 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446907.

(as to Parcels 1, 2 and 3)

7.	Terms, conditions, provisions and easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (LaSalle Avenue Skyway) dated May 18, 2000, filed August 7, 2000, as Document No. 3302944 by and between Ryan 900, LLC, a . Minnesota limited liability company and the City of Minneapolis as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446908.

(as to Parcels 1, 2 and 3)

8.	Terms, conditions, provisions and easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (Nicollet Mall Skyway), dated January 29, 1999, filed July 30, 1999, as Document No. 7154889 by and between Ryan 900, LLC, a Minnesota limited liability company; Y-Q Associates Limited Partnership, a Minnesota limited partnership; the Minneapolis Community Development Agency; and the City of Minneapolis as amended by First Amendment dated November 18, 1999, filed March 31, 2000, as Document No. 3268892 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446910.

(as to Parcels 1, 2 and 3)

9.	Terms, conditions and provisions of that certain Public Parking Garage Parking Agreement dated November 18, 1999, filed October 18, 2000, as Document No. 3324810 by and between the City of Minneapolis and Ryan 900, LLC, a Minnesota limited liability company.

The interest of Ryan 900, LLC was assigned to RC-NRI, LLC by Assignment dated September 29, 2000; filed October 16, 2001, as Document No. 3446922.

Said Agreement was amended by First Amendment to Public Parking Garage Parking Agreement dated August 29, 2001, filed October 16,2001, as Document No. 3446923.

(as to Parcel 1 and Tract A of Parcel 3)

10.	Terms and conditions of that certain Parking Ramp Lease Agreement dated November 18, 1999, filed October 18, 2000, as Document No.. 3324808, by and between the City of Minneapolis, as lessor, and Ryan 900, LLC, a Minnesota limited liability company, as lessee. Said lease was amended by First Amendment to Parking Ramp Lease Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446925.

Said lease is to expire on December 31, 2102.

The lessees interest was assigned by Document No. 3446933 to Target Corporation, a Minnesota corporation.

ORDOCS ORT OWNERS GENERIC FINAL POLICY      MT01140

OVSOFPC      PAGE 5

FILE NO: HEN OR1040951-C

(as to Tract B of Parcel 3)

11.	Terms, conditions and provisions of that certain Memorandum of Right of First Offer dated September 27, 2000, filed October 18, 2000, as Document No. 3324809 referring to that certain unrecorded Parking Garage Parcel Right of First Offer Agreement by and between the City of Minneapolis, as optionor, and Ryan 900, LLC, a Minnesota limited liability company, as optionee, dated December 28, 1998.

The optionee's interest in the above instrument has been assigned to RC-NRI, LLC, a Delaware limited liability company by Assignment and Assumption of Parking Garage Parcel Right of First Offer dated September 29, 2000, filed October 18, 2000, as Document No. 3324812.

Said right was amended by First Amendment to Parking Garage Parcel Right of First Offer Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446924.

Limited Assignment of Right of First Offer (Parking Garage Parcel) regarding the above Option dated August 29, 2001, filed October 16, 2001, as Document No. 3446934 by and between RC-NRI, LLC, a Delaware limited liability company, as assignor, and Target Corporation, a Minnesota corporation, as assignee.

RC-NRI, LLC converted to and changed its name to RC-NRI, LLLP, a Delaware limited liability limited partnership as evidenced by Document Nos. 3555886 and 3569022.

The optionee's interest in the above instrument has been assigned to FSP 50 South Tenth Street Corp., a Delaware corporation by Assignment and Assumption of Parking Garage Parcel Right of First Offer dated November 8, 2006, filed November 9, 2006, as Document No. 4325223.

(as to Parcel 3)

12.	Terms and conditions of a Short Form Lease dated August 29,2001, filed October 16,2001, as Document No. 3446935, referring to that certain unrecorded lease by and between RC·NRI, LLC, a Delaware limited liability company, as lessor, and Target Corporation, a Minnesota corporation, as lessee, dated August 29, 2001.

(as to Parcel 2)

13.	Terms and conditions of a Memorandum of Lease dated August 25, 2004, filed September 20, 2004, as Document No. 4017586, referring to that certain unrecorded lease by and between RC-NRI, LLLP, as lessor, and Retek Inc., a Delaware corporation, as lessee, dated November 8, 1999. ·

Said lease is for a lease expiring on March 31, 2014 with an option to extend for 2 successive 5 year periods.

(as to Parcels 1 and 2 except Tract S)

ORDOCS ORT OWNERS GENERIC FINAL POLICY     MT01140

OVSOFPC      PAGE 6

FILE NO: HEN OR1040951-C

14.	Terms and conditions of a Memorandum of Sublease dated August 31, 2004, filed February 14, 2005, as Document No. 4077890, referring to that certain unrecorded lease by and between Retek Inc., a Delaware Corporation, as lessor, and Target Corporation, a Minnesota corporation, as lessee, dated August 31, 2004.

Said lease is for a term expiring on March 31, 2014. (as to Parcels 1 and 2 except Tract S)

15.	Terms and conditions of that certain unrecorded Master Lease by and between FSP 50 South Tenth Street Corp., as lessor and FSP South Tenth Street LLC, as lessee.

16.	Rights of tenants, as tenants only, under unrecorded leases, as shown on the attached Exhibit A.

17.	Terms and conditions of a Memorandum of Management Agreement dated November 8, 2006, filed December 19, 2006, as Document No. 4338486, referring to that certain unrecorded Management Agreement by and between FSP 50 South Tenth Street Corp., as owner and Ryan Companies US, Inc., as manager, dated November 8, 2006.

(as to Parcels 1, 2 and 3)

18.	Visible building appurtenances that encroach into street right of-ways as indicated on survey dated December 20, 2006 by C.E. Coulter & Associates, Inc.

The following is not a part of Schedule B but a special guarantee included in this Owner's policy:

NOTE: The Company guarantees the party insured herein against all loss or damage, not exceeding the amount of this policy, that may be suffered by reason of the entry of any final judgment or decree by a court of competent jurisdiction denying the right to maintain the improvement as now located on the premises covered by this policy, because of Item No. 18.

19.	Financing Statement by and between FSP 50 South Tenth Street Corp. and FSP South Tenth Street LLC as debtors, and Mortgage Electronic Registration Systems, Inc. as secured party, filed December 21, 2006, as Document No. 4339766.

*******************************************************************************************************************************************

ORDOCS ORT OWNERS GENERIC FINAL POLICY      MT01140

OVSOFPC      PAGE 7

COMPREHENSIVE ENDORSEMENT
(Owner's Policy — Improved Land)

FILE NO.: HEN OR1040951-C

RE: FSP 50 South Tenth Street Corp.

To be attached to and become a part of Policy No. A22025-SV-00055085 of OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY.

The Company insures the Insured against loss or damage sustained by reason of:

1.	The existence, at Date of Policy, of any of the following unless expressly excepted in Schedule B:
(a)	Present violations on the land of any enforceable covenants, conditions or restrictions, or any existing improvements on the land which violate any building setback lines shown on a plat of subdivision recorded or filed in the public records.
(b)	Any instrument referred to in Schedule B as containing covenants, conditions or restrictions on the land which, in addition, (i) establish an easement on the land; (ii) provides for an option to purchase, a right of first refusal or the prior approval of a future purchaser of occupant; or (iii) provides a right of reentry, a possibility of reverter or right of forfeiture because of violations on the land of any enforceable covenants conditions or restrictions.
(c)	Any encroachment of existing improvements located on the land onto adjoining land, or any encroachment onto the land of exiting improvements located on adjoining land, except as to the matters set forth at Item No. 14 of Schedule B.
(d)	Any encroachment of existing improvements located on the land onto that portion of the land subject to any easement excepted in Schedule B.
(e)	Any notices of violation of covenants, conditions and restrictions relating to environmental protection recorded or filed in the public records.
2.	Damage to existing buildings:
(a)	Which are located on or encroach upon that portion of the land subject to any easement excepted in Schedule B, which damage results from the exercise of the right to maintain the easement for the purpose for which it was granted or reserved;
(b)	Resulting from the future exercise of any right existing at Date of Policy to use the surface of the land for the extraction or development of minerals excepted from the description of the land or excepted in Schedule B.
3.	Any final court order or judgment requiring the removal from any land adjoining the land of any encroachment excepted in Schedule B, except as to the matters set forth at Item No. 14 of Schedule B.
4.	Any final court order or judgment denying the right to maintain any existing improvements on the land because of any violation of covenants, conditions or restrictions or building setback lines shown on a plat of subdivision recorded or filed in the public records.

Wherever in this endorsement the words "covenants, conditions or restrictions" appear, they shall not be deemed to refer to or include the terms, covenants, conditions or limitations contained in an instrument creating a lease.

ORDOCS MT01125 ORT FINAL ENDORSEMENT	PAGE 1 OF 2

As used in paragraphs 1(a) and 4, the words "covenants, conditions or restrictions" shall not be deemed to refer to or include any covenants, conditions or restrictions relating to environmental protection.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

Issued through the Office of:	OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY
Old Republic National Title Insurance Company	A Stock Company
400 Second Avenue South	400 Second Avenue South, Minneapolis, MN 55401
Minneapolis, MN 55401-2499	(612) 371-1111
Phone: (612)371-1111

Authorized Signatory

ORDOCS MT01125 ORT FINAL ENDORSEMENT	PAGE 2 OF 2

ENDORSEMENT
ALTA FORM 3.1

FILE NO.: HEN OR1040951-C

To be attached to and become a part of Policy No. A22025-SV-00055085 of Old Republic National Title Insurance Company.

1.	The Company hereby insures the Insured against loss or damage sustained in the event that, as of Date of Policy:

a)	According to applicable zoning ordinances and amendments thereto, the land is not classified Zone B4-2.

b)	The following use or uses are not allowed under said classification: Office tower and retail and there shall be no liability under this paragraph 1(b) if the use or uses are not allowed as a result of any lack of compliance with any conditions, restrictions, or requirements contained in the zoning ordinances and amendments thereto mentioned above, including but not limited to the failure to secure necessary consents or authorizations as a prerequisite to the use or uses.

2.	The Company hereby further insures against loss or damage arising from a final decree of a court of competent jurisdiction
a)	prohibiting the use of the land, with any structure presently located thereon, as specified in paragraph l(b); or
b)	requiring the removal or alteration of the structure on the basis that, at Date of Policy, the ordinances and amendments thereto have been violated with respect to any of the following matters:

i)	Area, width or depth of the land as a building site for said structure.
ii)	Floor space area of said structure.
iii)	Setback of said structure from the property lines of the land.
iv)	Height of said structure.
v)	Number of parking spaces.

There shall be no liability under this endorsement based on:

a)	The invalidity of the ordinances and amendments there mentioned above until after a final decree of a court of competent jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses.
b)	The refusal of any person to purchase, lease, or lend money on the estate or interest covered by this policy.

ORDOCS MT01244	ORT FORM 2339 ALTA ENDORSEMENT FORM 3.1 ZONING	PAGE 1

This endorsement is made a part of the policy is subject to all the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof

Issued through the Office of:	OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY
Old Republic National Title Insurance Company	A Stock Company
400 Second Avenue South	400 Second Avenue South, Minneapolis, MN 55401
Minneapolis, MN 55401-2499	(612) 371-1111
Phone: (612)371-1111

Authorized Signatory

ALTA 3.1 Zoning Endorsement Rev 10/17/98

ORDOCS MT01244	ORT FORM 2339 ALTA ENDORSEMENT FORM 3.1 ZONING	PAGE 2

ENDORSEMENT

FILE NO.: HEN OR1040951-C

RE: FSP 50 South Tenth Street Corp.

To be attached to and become a part of Policy No. A22025-SV-00055085 of Old Republic National Title Insurance Company.

The Company assures the above named Insured that the land described in Schedule A of this Policy constitutes one contiguous parcel and contains no gaps or gores.

The Company hereby insures said Insured against loss which said Insured shall sustain in the event that the assurance herein shall prove to be incorrect.

The total liability of the Company under said· policy and any endorsement thereto shall not exceed, in the aggregate, the face amount of said policy and costs which the Company is obligated under the Conditions and Stipulations thereof to pay.

This endorsement, when signed by an authorized officer or agent, is made a part of said policy as of the policy date thereof and is subject to the Schedules, Conditions and Stipulations and Exclusions from Coverage therein contained, except as modified by the provisions hereof.

Issued through the Office of:	OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY
Old Republic National Title Insurance Company	A Stock Company
400 Second Avenue South	400 Second Avenue South, Minneapolis, MN 55401
Minneapolis, MN 55401-2499	(612) 371-1111
Phone: (612)371-1111

Authorized Signatory

ORDOCS MT01125	ORT FINAL ENDORSEMENT	PAGE 1 OF 1

ENDORSEMENT

FILE NO.: HEN OR1040951-C

RE: FSP 50 South Tenth Street Corp.

To be attached to and become a part of Policy No. A22025-SV-00055085 of Old Republic National Title Insurance Company.

The Company assures the 'above named Insured that access exists from the insured premises to publicly dedicated and opened streets, namely Nicollet Mall, 10th Street South, LaSalle Avenue and 9th Street South.

The Company hereby insures said Insured against loss which said Insured shall sustain in the event that the assurance herein shall prove to be incorrect.

The total liability of the Company under said policy and any endorsement thereto shall not exceed, in the aggregate, the face amount of said policy and costs which the Company is obligated under the Conditions and Stipulations thereof to pay.

This endorsement, when signed by an authorized officer or agent, is made a part of said policy as of the policy date thereof and is subject to the Schedules, Conditions and Stipulations and Exclusions from Coverage therein contained, except as modified by the provisions hereof.

Issued through the Office of:	OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY
Old Republic National Title Insurance Company	A Stock Company
400 Second Avenue South	400 Second Avenue South, Minneapolis, MN 55401
Minneapolis, MN 55401-2499	(612) 371-1111
Phone: (612)371-1111

Authorized Signatory

ORDOCS MT01125	ORT FINAL ENDORSEMENT	PAGE 1 OF 1

ENDORSEMENT

FILE NO.: HEN OR1040951-C

RE: FSP 50 South Tenth Street Corp.

To be attached to and become a part of Policy No. A22025-SV-00055085 of Old Republic National Title Insurance Company.

The Company hereby insures the Insured against loss or damage, not exceeding the amount of this policy, sustained or incurred by the Insured by reason of any inaccuracy in the following assurance:

The Land is in compliance with and conforms to all applicable (a) statutes, laws and regulations of the State of Minnesota relating to the subdivision or platting of real property, including but not limited to Minnesota Statutes, Section 462.358, and (b) ordinances and regulations of the City of Minneapolis, Minnesota, relating to the subdivision and platting of real property. ·The Land may lawfully be conveyed utilizing the insured legal description without violating the foregoing statutes, laws, regulations or ordinances.

The total liability of the Company under said policy and any endorsement thereto shall not exceed, in the aggregate, the face. amount of said policy and costs which the Company is obligated under the Conditions and Stipulations thereof to pay.

This endorsement, when signed by an authorized officer or agent, is made it part of said policy as of the policy date thereof and is subject to the Schedules, Conditions and Stipulations and Exclusions from Coverage therein contained, except as modified by the provisions hereof.

Issued through the Office of:	OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY
Old Republic National Title Insurance Company	A Stock Company
400 Second Avenue South	400 Second Avenue South, Minneapolis, MN 55401
Minneapolis, MN 55401-2499	(612) 371-1111
Phone: (612)371-1111

Authorized Signatory

ORDOCS MT01125	ORT FINAL ENDORSEMENT	PAGE 1 OF 1

ENDORSEMENT

FILE NO.: HEN OR1040951-C

RE: FSP 50 South Tenth Street Corp.

To be attached to and become a part of Policy No. A22025·SV-00055085 of Old Republic National Title Insurance Company.

The Company assures the above named Insured that the premises insured herein is maintained on the real estate tax rolls as 3 separate tax parcels and do not cover any more or less land.

The Company hereby insures said Insured against loss which said Insured shall sustain in the event that the assurance herein shall prove to be incorrect.

The total liability of the Company under said policy and any endorsement thereto shall not exceed, in the aggregate, the face amount of said policy and costs which the Company is obligated under the Conditions and Stipulations thereof to pay.

This endorsement, when signed by an authorized officer or agent, is made a part of said policy as of the policy date thereof and is subject to the Schedules, Conditions and Stipulations and Exclusions from Coverage therein contained, except as modified by the provisions hereof.

Issued through the Office of:	OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY
Old Republic National Title Insurance Company	A Stock Company
400 Second Avenue South	400 Second Avenue South, Minneapolis, MN 55401
Minneapolis, MN 55401-2499	(612) 371-1111
Phone: (612)371-1111

Authorized Signatory

ORDOCS MT01125	ORT FINAL ENDORSEMENT	PAGE 1 OF 1

ENDORSEMENT

FILE NO.: HEN OR1040951-C

RE: FSP 50 South Tenth Street Corp.

To be attached to and become a part of Policy No. A22025-SV-00055085 of Old Republic National Title Insurance Company.

The Company assures the Insured that said land is the same as that delineated on the survey made by C.E. Coulter & Associates, Inc. on December 20, 2006 designated as Job No. 12222A.

The Company hereby insures the Insured against loss which said Insured shall sustain in the event that the assurance herein shall prove to be incorrect.

The total liability of the Company under said policy and any endorsement thereto shall not exceed, in the aggregate, the face amount of said policy and costs which the Company is obligated under the Conditions and Stipulations thereof to pay.

This endorsement, when signed by an authorized officer or agent, is made a part of said policy as of the policy date thereof and is subject to the Schedules, Conditions and Stipulations and Exclusions from Coverage therein contained, except as modified by the provisions hereof.

Issued through the Office of:	OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY
Old Republic National Title Insurance Company	A Stock Company
400 Second Avenue South	400 Second Avenue South, Minneapolis, MN 55401
Minneapolis, MN 55401-2499	(612) 371-1111
Phone: (612)371-1111

Authorized Signatory

ORDOCS MT01125	ORT FINAL ENDORSEMENT	PAGE 1 OF 1

ENDORSEMENT

FILE NO.: HEN OR1040951-C

RE: FSP 50 South Tenth Street Corp.

To be attached to and become a part of Policy No. A22025-SV-00055085 of Old Republic National Title Insurance Company.

UTILITY FACILITY ENDORSEMENT

The Company hereby insures the Insured against loss or damage which said Insured shall sustain by reason of any inaccuracies in the following assurance:

Utilities (water, gas, electric, telephone, storm sewer and sanitary sewer) are available to the land described in Schedule A either over, under or upon public rights of way directly adjacent to said land or over, under or upon an easement (not terminable by the grantor thereof or by his heirs, personal representatives, successors or assigns) for the benefit of said land that connects to public rights of way.

The total liability of the Company under said policy and any endorsement thereto shall not exceed, in the aggregate, the face amount of said policy and costs which the Company is obligated under the Conditions and Stipulations thereof to pay.

This endorsement, when signed by an authorized officer or agent, is made a part of said policy as of the policy date thereof and is subject to the Schedules, Conditions and Stipulations and Exclusions from Coverage therein contained, except as modified by the provisions hereof.

Issued through the Office of:	OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY
Old Republic National Title Insurance Company	A Stock Company
400 Second Avenue South	400 Second Avenue South, Minneapolis, MN 55401
Minneapolis, MN 55401-2499	(612) 371-1111
Phone: (612)371-1111

Authorized Signatory

ORDOCS MT01125	ORT FINAL ENDORSEMENT	PAGE 1 OF 1

ENDORSEMENT

FILE NO.: HEN OR1040951-C

RE: FSP 50 South Tenth Street Corp.

To be attached to and become a part of Policy No. A22025-SV-00055085 of Old Republic National Title Insurance Company.

The Company assures the party insured herein that obligations contained in that certain Amended and Restated Contract For Private Redevelopment "the Contract" as referred to in Deeds filed as Document Nos. 3324802, 3324803, 3324804 and 3324806 have been terminated as evidenced by Certificates of Completion filed as Document Nos. 3446926, 3446927, 3446928 and 3446929 and the insured has no obligations for performance under said Contract.

The Company hereby insures the Insured against loss which said Insured shall sustain in the event that the assurance herein shall prove to be incorrect.

The total liability of the Company under said policy and any endorsement thereto shall not exceed, in the aggregate, the face amount of said policy and costs which the Company is obligated under the Conditions and Stipulations thereof to pay.

This endorsement, when signed by an authorized officer or agent, is made a part of said policy as of the policy date thereof and is subject to the Schedules, Conditions and Stipulations and Exclusions from Coverage therein contained, except as modified by the provisions hereof.

Issued through the Office of:	OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY
Old Republic National Title Insurance Company	A Stock Company
400 Second Avenue South	400 Second Avenue South, Minneapolis, MN 55401
Minneapolis, MN 55401-2499	(612) 371-1111
Phone: (612)371-1111

Authorized Signatory

ORDOCS MT01125	ORT FINAL ENDORSEMENT	PAGE 1 OF 1

ENDORSEMENT

FILE NO.: HEN OR1040951-C

RE: FSP 50 South Tenth Street Corp.

To be attached to and become a part of Policy No. A22025-SV-00055085 of Old Republic National Title Insurance Company.

The following is not an exception under Schedule B but a special guarantee included with this policy AS TO PARCEL 3 ONLY.

By insuring the interest of the insured as optionee under the option contained in the Right of First Offer "the Option", the company insures that by virtue of the option, the insured has the prior right to a conveyance of the fee simple title, subject to the exceptions herein contained, the exclusions from coverage and the conditions and stipulations of this policy, upon legally exercising the option and fulfilling its terms and conditions; and that such right may be successfully maintained against any other parties claiming through or under the optionor. At the time of exercising the option and taking title pursuant thereto, the optionee must determine in whom title is vested and the liens and encumbrances on said title attaching subsequent to the recording of said option and its assignment and assumptions, and the company assumes no liability hereunder for cost of expense incurred by the insured making such determinations or, there being no question of the validity or priority of the option involved, in prosecuting such suit or suits as may be necessary to procure the necessary deed from the party or parties in whom title is vested or the necessary discharge of the liens and encumbrances then an the property.

Specific exception is made for all loss or damage resulting from unenforceability of the insured option by reason of the rejection of the option in any proceeding under bankruptcy or insolvency laws commenced subsequent to the effective date of this policy.

The total liability of the Company under said policy and any endorsement thereto shall not exceed, in the aggregate, the face amount of said policy and costs which the Company is obligated under the Conditions and Stipulations thereof to pay.

This endorsement, when signed by an authorized officer or agent, is made a part of said policy as of the policy date thereof and is subject to the Schedules, Conditions and Stipulations and Exclusions from Coverage therein contained, except as modified by the provisions hereof.

Issued through the Office of:	OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY
Old Republic National Title Insurance Company	A Stock Company
400 Second Avenue South	400 Second Avenue South, Minneapolis, MN 55401
Minneapolis, MN 55401-2499	(612) 371-1111
Phone: (612)371-1111

Authorized Signatory

ORDOCS MT01132	ORT FINAL ENDORSEMENT	PAGE 1 OF 1

ENDORSEMENT
SUCCESSOR IN INTEREST ENDORSEMENT

FILE NO.: HEN OR1040951-C

To be attached to and become a part of Policy No. A22025-SV-00055085 of Old Republic National Title Insurance Company.

The Company hereby agrees that continuation of liability hereunder shall be provided, as of the date of the Policy, and/or this Policy may be assigned in whole or in part, to any of the following, without charge:

(a)	Successor(s) by change of name;

(b)	Successor(s) by dissolution, merger, consolidation or reorganization

(c)	Statutory trustees of the Insured in the event of bankruptcy or liquidation;

(d)	Any entity to which the Insured conveys the land described herein, which entity is wholly owned by the Insured, or which entity owns all of the interest of the Insured, or which entity is an affiliate of the Insured provided such affiliate entity directly or indirectly controls, is controlled by or is under common control with the Insured (such control meaning for the purposes hereof 100 percent control), or whose entire ownership interest is held by the same person(s), entity or entities holding the entire ownership interest in the Insured;

(e)	Any partner or partners in the Insured or any entity in which any partner or partners is a partner, participant, joint venturer or stockholder;

(f)	Any stockholder or stockholders of the Insured, or of a corporation which is a partner or partners in the Insured, in the event that the Insured or such corporate partner distributes the land described herein to its stockholder(s);

(g)	The distributees of an estate of an Insured;

(h)	Members of the immediate family of an Insured who are grantees or assignees by a gift from an Insured.

The foregoing is in addition to and not in limitation of any person or entity entitled to status as an "insured" under and as defined in the Policy

Continuation of liability hereunder to any such successor insured is subject to any rights and defenses the Company may have against any of the named Insured under the terms and conditions of this Policy. Nothing herein shall be construed as an agreement to extend the effective date of the Policy.

The total liability of title Company under said policy and any endorsement thereto shall not exceed, in the aggregate, the face amount of said policy and costs which the Company is obligated under the Conditions and Stipulations thereof to pay. This endorsement, ·when signed by an authorized officer or agent, is made a part of said policy as of the policy elate thereof and is subject to the Schedules, Conditions and Stipulations and Exclusions from Coverage therein contained, except as modified by the provisions hereof.

OLD REPUBLIC NATIONAL TITLE INSURANCE COMPANY
A Stock Company
400 Second Avenue South, Minneapolis, MN 55401
(612) 371-1111

Authorized Signatory

ORDOCS     SUCCESSOR IN INTEREST ENDORSEMENT

EXHIBIT D

Form of Estoppel Certificate

TENANT ESTOPPEL CERTIFICATE

From:	_____________________________________________
_____________________________________________
_____________________________________________
(“Tenant”)
To:	_____________________________________________
_____________________________________________
_____________________________________________
(“Buyer”)
_____________________________________________
_____________________________________________
(“Landlord”)
Lease:	Lease dated _____________, ______, between
___________________________________________, a
_____________________________________________,
and ________________________________________, a
_____________________________________________,
as amended, modified or supplemented by __________
________________________________ [list all amendments,
addenda, letter agreements and the like] (as so amended,
modified and supplemented, the “Lease”), copies of which are attached hereto as Exhibit A.
Premises:	Suite(s) ______, consisting of a total of ______________ rentable square feet, (the “Premises”) located in the building known as _________________ having an address of ____________________________ (the “Building”).

D-1

Tenant hereby certifies to Landlord, Buyer and any lender now or hereafter providing financing for the acquisition of the Building, as follows:

1.      Tenant is the current Tenant under the Lease. The Lease is in full force and effect and is the only lease, agreement or understanding between Landlord and Tenant affecting the Premises and any rights to parking. The Lease has not been modified, altered or amended, except as follows: [commencement agreements, modifications, assignments or amendments to the Lease and all letter agreements or, if none, state “None”.]

2.      The initial term of the Lease commenced on _________________, _____, and the current term will expire on _________________________, _____. The Tenant has an outstanding option to renew the Lease (which has not been waived or lapsed) for ________________________ (_____) additional __________________ following the expiration date of the current term. Tenant has accepted and is presently occupying the Premises.

3.      The base rent under the Lease is currently $______ per month. [Tenant’s current estimated operating expense rent is $_________ per month.] Tenant’s pro rata share of operating expenses for the Building is _____%. Tenant has fully paid all rent and other sums payable under the Lease on or before the date of this Certificate and Tenant has not paid any rent more than one month in advance.

4.      Tenant is not in default under any of the provisions of the Lease, and no event has occurred and no circumstance exists which, with the passage of time or the giving of notice by Landlord, or both, would constitute such a default.

5.      To Tenant’s knowledge, Landlord is not in default under any of the provisions of the Lease, and no event has occurred and no circumstance exists which, with the passage of time or the giving of notice by Tenant, or both, would constitute such a default.

6.      All construction to be performed and the improvements to be installed by Landlord on the Premises as a condition to Tenant’s acceptance of the Premises, if any, have been completed and fully accepted by Tenant. All amounts to be paid by Landlord to Tenant for work performed by Tenant pursuant to any tenant improvement allowance [or Tenant Incentive Payment] have been paid in full. Any and all other leasing incentives, amounts which the Lease expressly requires to be paid by Landlord to Tenant or amounts to be credited against Tenant rent due under the Lease for any reason (exclusive of operating expense adjustments as may be applicable under the Lease) have been fully paid or credited as applicable, and no such amounts remain outstanding or remain to be credited.

7.      As of the date of this Certificate, Tenant has no defenses, offsets or credits against the payment of rent and other sums due or to become due under the Lease or against the performance of any other of Tenant’s obligations under the Lease.

8.      Tenant has paid to Landlord a security deposit in the amount of $ ___________ [alternatively: Landlord is holding a letter of credit to secure Tenant’s obligation under the Lease is the amount of $______________.]. [The obligations of Tenant are guaranteed by _________________, in accordance with the terms of the guaranty dated _____________.]

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9.      Tenant has not subleased, assigned, pledged, hypothecated, or otherwise encumbered all or any portion of its interest in the Lease, whether for occupancy purposes or as part of any financing for Tenant’s benefit.

10.      Tenant has no existing right of refusal, right of offer, or expansion rights, except _____________ (all other rights, if any, having been waived or deemed waived). Tenant has no purchase option or other right to purchase the Premises or the Building.

11.      Tenant has no options to terminate the Lease, except __________________.

12.      There are no actions, voluntary or involuntary, pending against the Tenant or any affiliate of the Tenant under the bankruptcy laws of the United States or any state thereof. There are no other pending suits, proceedings, judgments, liens or executions against the Tenant or any affiliate of Tenant.

13.      Tenant’s current address for notices is as set forth in the Lease.

14.      Tenant has received no notice from any insurance company regarding any defects or inadequacies in the Premises (or any part thereof) which would adversely affect the insurability of the Premises.

15.      Tenant understands that this Certificate is required in connection with Buyer’s acquisition of the Building, and Tenant agrees that Landlord, Buyer and their respective assigns (including any parties providing financing for the Building) will, and shall be entitled to, rely on the truth of this Certificate. Tenant agrees that such parties will, and shall be entitled to, rely on the representations in this Certificate as being true and correct and continuing to be made, unless Tenant notifies Landlord and Buyer of a change in this Certificate prior to the closing.

16.      The party executing this document on behalf of Tenant represents that he/she has been authorized to do so on behalf of Tenant.

EXECUTED on this _____ day of __________________.

TENANT

____________________________________,

a ___________________ ______________

By: ____________________________

Name:__________________________

Title:___________________________

Exhibit A – Full copy of Lease and all amendments, modifications, supplements and side letters

D-3

If any blank spaces remain in this Certificate after execution by Tenant, the word “none” shall be deemed inserted therein.

D-4

EXHIBIT A TO ESTOPPEL CERTIFICATE

Lease

(See attached)

D-5

EXHIBIT E

Form of Deed

(Top 3 inches reserved for recording data)

LIMITED WARRANTY DEED Except Assessments

Business Entity to Business Entity

DEED TAX DUE: $559,300	DATE: _____________, 2014

FOR VALUABLE CONSIDERATION, FSP 50 SOUTH TENTH STREET CORP., a corporation under the laws of Delaware (“Grantor”), hereby conveys and quitclaims to UNION INVESTMENT REAL ESTATE GmbH, a German limited liability capital investment company, acting in its own name and for the account of the fund (Sondervermögen) [UniImmo: Europa (“Grantee”), real property in Hennepin County, Minnesota, legally described as follows:

See Exhibit A attached hereto and made a part hereof.

Check here if all or part of the described real property is Registered (Torrens)

together with all hereditaments and appurtenances belonging thereto, subject to the lien of all unpaid special assessments and interest thereon.

This Deed conveys after-acquired title. Grantor warrants that Grantor has not done or suffered anything to encumber the property, EXCEPT:

See Exhibit B attached hereto and made a part hereof.

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Check applicable box:

The Seller certifies that the Seller does not know of
any wells on the described real property.

A well disclosure certificate accompanies this
document or has been electronically filed. (If electronically filed, insert WDC number: […].)

I am familiar with the property described in this
instrument and I certify that the status and number
of wells on the described real property have not changed
since the last previously filed well disclosure
certificate.

Grantor ,FSP 50 SOUTH TENTH STREET CORP. By: ____________________________ George J. Carter Its: President

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State of _______________, County of __________________

This instrument was acknowledged before me on __________________, 2014, by George J. Carter as President of FSP 50 SOUTH TENTH STREET CORP., a Delaware corporation.

(Stamp)	_____________________________________________ (signature of notarial officer) Title (and Rank): _______________________________ My commission expires: _________________________ (month/day/year)

THIS INSTRUMENT WAS DRAFTED BY: Dorsey & Whitney LLP RJO/jtw Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498

TAX STATEMENTS FOR THE REAL PROPERTY DESCRIBED IN THIS INSTRUMENT SHOULD BE SENT TO:

UNION INVESTMENT REAL ESTATE GmbH, a German limited liability capital investment company, acting in its own name and for the account of the fund (Sondervermögen) [UniImmo: Europa

_________________________________________________

_________________________________________________

_________________________________________________

[Insert address]

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EXHIBIT A
LEGAL DESCRIPTION

(See attached)

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Parcel 1 (Office Tower Parcel):

Tracts D, I, M, N, 0, P, T, X, Z and CC, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1193168.

Certificate of Title No. 1193168

Parcel 2 (Additional Retail Parcel):

Tracts C, E, F, J, L, S, W, BB and EE, Registered Land Survey No. 1717, Files of Registrar of

Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1193168.

Certificate of Title No. 1193168

Parcel 3 (Public Parking Garage Parcel):

Together with the optionee's interest in the following described land pursuant to that certain Parking Garage Parcel Right of First Offer Agreement executed by the City of Minneapolis, as optionor and Ryan 900, LLC, a Minnesota limited liability company, as optionee, a memorandum of which was filed on October 18, 2000 as Document No. 3324809 for which the optionee’s interest was assigned to RC-NRI, LLC, a Delaware limited liability company by Assignment and Assumption of Parking Garage Parcel Right of First Offer dated September 29, 2000, filed October 18, 2000, as Document No. 3324812 as limited and affected by Limited Assignment of Right of First Offer (Parking Garage Parcel) dated August 29, 2001, filed October 16, 2001, as Document No. 3446934 AND as amended by First Amendment to Parking Garage Parcel Right of First Offer Agreement dated August 29, 2001 filed October 16, 2001, as

Document No. 3446924. RC-NRI, LLC converted to and changed its name to RC-NRI, LLLP, a

Delaware limited liability limited partnership as evidenced by Document Nos. 3555886 and

3569022 and for which the optionee’s interest was assigned to FSP 50 South Tenth Street Corp.

a Delaware corporation by Assignment and Assumption of Parking Garage Parcel Right of First

Offer dated November 8, 2006. Filed November 9, 2006 as Document No. 4325223.

I

Tracts A, B, G and K, Registered Land Survey No. 1717, Files of the Registrar of Titles, County

of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1072167.

Insert legal description

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Exhibit A

Legal Description of the Land

Parcel 1 (Office Tower Parcel):

Tracts D, I, M, N, O, P, T, X, Z and CC, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1072166.

Parcel 2 (Additional Retail Parcel):

Tracts C, E, F, J, L, S, W, BB and EE, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1072166.

Parcel 3 (Public Parking Garage Parcel):

Together with the optionee’s interest in the following described land pursuant to that certain Parking Garage Parcel Right of First Offer Agreement executed by the City of Minneapolis, as optionor, and Ryan 900, LLC, a Minnesota limited liability company, as optionee, a memorandum of which was filed on October 18, 2000, as Document No. 3324809 for which the optionee’s interest was assigned to RC-NRI, LLC, a Delaware limited liability company by Assignment and Assumption of Parking Garage Parcel Right of First Offer dated September 29, 2000, filed October 18, 2000, as Document No. 3324812 AND as amended by First Amendment to Parking Garage Parcel Right of First Offer Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446924. RC-NRI, LLC converted to and changed its name to RC-NRI, LLLP, a Delaware limited liability limited partnership as evidenced by Document Nos. 3555886 and 3569022.

Tracts A, B, G and K, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1072167.

Parcel 4 (REOA):

Together with the appurtenant easements contained in that certain Reciprocal Easement and Operation Agreement dated September 27, 2000, filed October 18, 2000, as Document No. 3324805 as amended by First Amendment to Reciprocal Easement and Operation Agreement dated August 24, 2001, filed October 16, 2001, as Document No. 3446930. Certain Ryan 900, LLC rights were assigned to Target Corporation, a Minnesota Corporation by that certain

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Assignment of Reciprocal Easement and Operation Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446932.

Parcel 5 (9th Street Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (9th Street Skyway) dated December 28, 1998, filed July 30, 1999, as Document No. 3187400 as amended by First Amendment dated November 18, 1999, filed March 29, 2000, as Document No. 3268304 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446909.

Parcel 6 (10th Street Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (10th Street Skyway) dated December 28, 1998, filed July 30, 1999, as Document No. 7154888 as amended by First Amendment dated November 18, 1999, filed October 18, 2000, as Document No. 3324807 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446907.

Parcel 7 (LaSalle Avenue Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (LaSalle Avenue Skyway) dated May 18, 2000, filed August 7, 2000, as Document No. 3302944 as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446908.

Parcel 8 (Nicollet Mall Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (Nicollet Mall Skyway) dated January 29, 1999, filed July 30, 1999 as Document No. 7154889 as amended by First Amendment dated November 18, 1999, filed March 31, 2000, as Document No. 3268892 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446910.

Parcel 9 (Parking Agreement):

Together with the appurtenant rights contained in that certain Public Parking Garage Parking Agreement dated November 18, 1999, filed October 18, 2000, as Document No. 3324810 as assigned by Assignment of Public Parking Garage Parking Agreement dated September 29, 2000, filed October 16, 2001, as Document No. 3446922 and as amended by First Amendment to Public Parking Garage Parking Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446923.

E-7

EXHIBIT B
PERMITTED ENCUMBRANCES

To be completed prior to closing

E-8

EXHIBIT F

Form of Bill of Sale

FSP 50 SOUTH TENTH STREET CORP., a Delaware corporation (“Seller”), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, bargains, sells, transfers and delivers to UNION INVESTMENT REAL ESTATE GmbH, a German limited liability capital investment company, acting in its own name and for the account of the fund (Sondervermögen) [UniImmo: Europa] (“Buyer”), all of the fixtures, equipment, furniture, furnishings, appliances, supplies and other personal property of every nature and description attached or pertaining to, or otherwise used in connection with the real property described on Exhibit A (the “Real Property”) attached hereto (collectively, the “Personal Property”), but specifically excluding from the Personal Property any accounting software or related items, all property leased by Seller or owned by tenants or others, if any, to have and to hold the Personal Property unto Buyer, its successors and assigns, forever.

Seller grants, bargains, sells, transfers and delivers the Personal Property in its “AS IS” condition, WITH ALL FAULTS, IF ANY, and makes no representations or warranties, direct or indirect, oral or written, express or implied, as to title, encumbrances and liens, merchantability, condition or fitness for a particular purpose or any other warranty of any kind, all of which representations and warranties are expressly hereby disclaimed and denied.

Buyer agrees that the liability of Seller under this Bill of Sale, the Purchase Agreement, and any other agreement, document, certificate or instrument delivered by Seller to Buyer, or under any law applicable to the Property or this transaction, shall be limited as provided in Section 10.2 of that certain Purchase and Sale Agreement dated as of _______________, 2014 (the “Purchase Agreement”), wherein Seller agreed to sell and Buyer agreed to buy the Real Property and the improvements located thereon.

Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

F-1

Executed this ____ day of __________ 2014.

SELLER:

FSP 50 SOUTH TENTH STREET CORP., a Delaware corporation

By: ____________________________

Name:__________________________

Title:___________________________

F-2

EXHIBIT A TO BILL OF SALE

Description of Property

Exhibit A

Legal Description of the Land

Parcel 1 (Office Tower Parcel):

Tracts D, I, M, N, O, P, T, X, Z and CC, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1072166.

Parcel 2 (Additional Retail Parcel):

Tracts C, E, F, J, L, S, W, BB and EE, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1072166.

Parcel 3 (Public Parking Garage Parcel):

Together with the optionee’s interest in the following described land pursuant to that certain Parking Garage Parcel Right of First Offer Agreement executed by the City of Minneapolis, as optionor, and Ryan 900, LLC, a Minnesota limited liability company, as optionee, a memorandum of which was filed on October 18, 2000, as Document No. 3324809 for which the optionee’s interest was assigned to RC-NRI, LLC, a Delaware limited liability company by Assignment and Assumption of Parking Garage Parcel Right of First Offer dated September 29, 2000, filed October 18, 2000, as Document No. 3324812 AND as amended by First Amendment to Parking Garage Parcel Right of First Offer Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446924. RC-NRI, LLC converted to and changed its name to RC-NRI, LLLP, a Delaware limited liability limited partnership as evidenced by Document Nos. 3555886 and 3569022.

Tracts A, B, G and K, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1072167.

Parcel 4 (REOA):

Together with the appurtenant easements contained in that certain Reciprocal Easement and Operation Agreement dated September 27, 2000, filed October 18, 2000, as Document No. 3324805 as amended by First Amendment to Reciprocal Easement and Operation Agreement dated August 24, 2001, filed October 16, 2001, as Document No. 3446930. Certain Ryan 900, LLC rights were assigned to Target Corporation, a Minnesota Corporation by that certain

F-3

Assignment of Reciprocal Easement and Operation Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446932.

Parcel 5 (9th Street Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (9th Street Skyway) dated December 28, 1998, filed July 30, 1999, as Document No. 3187400 as amended by First Amendment dated November 18, 1999, filed March 29, 2000, as Document No. 3268304 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446909.

Parcel 6 (10th Street Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (10th Street Skyway) dated December 28, 1998, filed July 30, 1999, as Document No. 7154888 as amended by First Amendment dated November 18, 1999, filed October 18, 2000, as Document No. 3324807 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446907.

Parcel 7 (LaSalle Avenue Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (LaSalle Avenue Skyway) dated May 18, 2000, filed August 7, 2000, as Document No. 3302944 as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446908.

Parcel 8 (Nicollet Mall Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (Nicollet Mall Skyway) dated January 29, 1999, filed July 30, 1999 as Document No. 7154889 as amended by First Amendment dated November 18, 1999, filed March 31, 2000, as Document No. 3268892 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446910.

Parcel 9 (Parking Agreement):

Together with the appurtenant rights contained in that certain Public Parking Garage Parking Agreement dated November 18, 1999, filed October 18, 2000, as Document No. 3324810 as assigned by Assignment of Public Parking Garage Parking Agreement dated September 29, 2000, filed October 16, 2001, as Document No. 3446922 and as amended by First Amendment to Public Parking Garage Parking Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446923.

F-4

EXHIBIT G

Form of Assignment and Assumption of Leases, Contracts and Security Deposits

DATE:	____________________, 2014
ASSIGNOR:	FSP 50 SOUTH TENTH STREET CORP., a Delaware corporation
ASSIGNEE:	Union Investment Real Estate GmbH, a German limited liability capital investment company, acting in its own name and for the account of the fund (Sondervermögen) [UniImmo: Europa]

RECITALS:

WHEREAS, Assignor and Assignee have entered into that certain Purchase and Sale Agreement dated as of _______________, 2014 (the “Purchase Agreement”), wherein Assignor agreed to sell and Assignee agreed to buy certain real property described in Exhibit A attached hereto and the improvements located thereon (the “Property”); and

WHEREAS, Assignee desires to assume and Assignor desires to assign to Assignee all of Assignor's interest (i) as landlord, under the leases (the “Leases”) described in Exhibit B attached hereto and incorporated herein pertaining to the Property, including any security deposits, letters of credit, advance rentals, or like payments held by Assignor in connection with the Leases, and (ii) as owner, under the service contracts (the “Contracts”) described in Exhibit C attached hereto and incorporated herein pertaining to the Property.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee agree as follows:

1.      Assignment. Assignor conveys and assigns to Assignee all of Assignor’s right, title and interest in and to the Leases and the Contracts, together with the right to receive any and all sums and proceeds arising out of said Leases and Contracts, from and after the date of conveyance of the Property by Assignor to Assignee (the “Conveyance Date”), but reserving unto Assignor all uncollected rent or other amounts owing to Assignor attributable to the period prior to the Conveyance Date pursuant to the provisions of Section 8.1 of the Purchase Agreement.

2.      Assumption. Assignee assumes and agrees to be bound by all of Assignor’s liabilities and obligations pursuant to the Leases and the Contracts, if any, and agrees to perform and observe all of the covenants and conditions contained in the Leases and the Contracts, from and after the Conveyance Date.

3.      Indemnification. Assignee covenants and agrees to indemnify and hold harmless Assignor for, from and against any actions, suits, proceedings or claims, and all costs and expenses, including, without limitation, reasonable attorneys’ fees, incurred in connection

G-1

therewith, arising out of any breach of any of the Leases or the Contracts by Assignee to the extent occurring from and after the Conveyance Date. Assignor covenants and agrees to indemnify and hold harmless Assignee for, from and against any actions, suits, proceedings or claims, and all costs and expenses, including, without limitation, reasonable attorneys’ fees, incurred in connection therewith, arising out of any breach of any of the Leases or the Contracts by Assignor to the extent occurring prior to the Conveyance Date.

4.      Binding Effect. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

5.      Construction; Definitions. This Assignment shall be construed according to Minnesota law. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

6.      Counterparts. This Assignment may be executed in counterparts, which taken together shall constitute one original instrument.

7.      Non-Recourse. Assignee agrees that the liability of Assignor under this Assignment, the Purchase Agreement, and any other agreement, document, certificate or instrument delivered by Seller and Buyer, or under any law applicable to the Property or this transaction, shall be limited as provided in Section 10.2 of the Purchase Agreement.

DATED as of the day and year first above written.

ASSIGNOR:

FSP 50 SOUTH TENTH STREET CORP., a Delaware corporation

By: ___________________________

Name:__________________________

Title:___________________________

ASSIGNEE:

Union Investment Real Estate GmbH, a German limited liability capital investment company, acting in its own name and for the account of the fund (Sondervermögen) [UniImmo: Europa]

By: ___________________________

Name:__________________________

Title:___________________________

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By: ___________________________

Name:__________________________

Title:___________________________

G-3

EXHIBIT A TO ASSIGNMENT OF LEASES, CONTRACTS AND SECURITY DEPOSITS

Description of Property

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Exhibit A

Legal Description of the Land

Parcel 1 (Office Tower Parcel):

Tracts D, I, M, N, O, P, T, X, Z and CC, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1072166.

Parcel 2 (Additional Retail Parcel):

Tracts C, E, F, J, L, S, W, BB and EE, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1072166.

Parcel 3 (Public Parking Garage Parcel):

Together with the optionee’s interest in the following described land pursuant to that certain Parking Garage Parcel Right of First Offer Agreement executed by the City of Minneapolis, as optionor, and Ryan 900, LLC, a Minnesota limited liability company, as optionee, a memorandum of which was filed on October 18, 2000, as Document No. 3324809 for which the optionee’s interest was assigned to RC-NRI, LLC, a Delaware limited liability company by Assignment and Assumption of Parking Garage Parcel Right of First Offer dated September 29, 2000, filed October 18, 2000, as Document No. 3324812 AND as amended by First Amendment to Parking Garage Parcel Right of First Offer Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446924. RC-NRI, LLC converted to and changed its name to RC-NRI, LLLP, a Delaware limited liability limited partnership as evidenced by Document Nos. 3555886 and 3569022.

Tracts A, B, G and K, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1072167.

Parcel 4 (REOA):

Together with the appurtenant easements contained in that certain Reciprocal Easement and Operation Agreement dated September 27, 2000, filed October 18, 2000, as Document No. 3324805 as amended by First Amendment to Reciprocal Easement and Operation Agreement dated August 24, 2001, filed October 16, 2001, as Document No. 3446930. Certain Ryan 900, LLC rights were assigned to Target Corporation, a Minnesota Corporation by that certain

G-5

Assignment of Reciprocal Easement and Operation Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446932.

Parcel 5 (9th Street Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (9th Street Skyway) dated December 28, 1998, filed July 30, 1999, as Document No. 3187400 as amended by First Amendment dated November 18, 1999, filed March 29, 2000, as Document No. 3268304 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446909.

Parcel 6 (10th Street Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (10th Street Skyway) dated December 28, 1998, filed July 30, 1999, as Document No. 7154888 as amended by First Amendment dated November 18, 1999, filed October 18, 2000, as Document No. 3324807 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446907.

Parcel 7 (LaSalle Avenue Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (LaSalle Avenue Skyway) dated May 18, 2000, filed August 7, 2000, as Document No. 3302944 as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446908.

Parcel 8 (Nicollet Mall Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (Nicollet Mall Skyway) dated January 29, 1999, filed July 30, 1999 as Document No. 7154889 as amended by First Amendment dated November 18, 1999, filed March 31, 2000, as Document No. 3268892 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446910.

Parcel 9 (Parking Agreement):

Together with the appurtenant rights contained in that certain Public Parking Garage Parking Agreement dated November 18, 1999, filed October 18, 2000, as Document No. 3324810 as assigned by Assignment of Public Parking Garage Parking Agreement dated September 29, 2000, filed October 16, 2001, as Document No. 3446922 and as amended by First Amendment to Public Parking Garage Parking Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446923.

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EXHIBIT B TO ASSIGNMENT OF LEASES, CONTRACTS AND SECURITY DEPOSITS

Leases

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EXHIBIT C TO ASSIGNMENT OF LEASES, CONTRACTS AND SECURITY DEPOSITS

Contracts

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EXHIBIT H

Assignment of Intangible Property

DATE:	__________________________, 2014
ASSIGNOR:	FSP 50 SOUTH TENTH STREET CORP., a Delaware corporation
ASSIGNEE:	Union Investment Real Estate GmbH, a German limited liability capital investment company, acting in its own name and for the account of the fund (Sondervermögen) [UniImmo: Europa]

RECITALS:

A.      Assignor presently owns the real property described in Exhibit A to this Assignment and the improvements and personal property located thereon (the “Property”).

B.      WHEREAS, Assignor and Assignee have entered into that certain Purchase and Sale Agreement dated as of ______________, 2014 (the “Purchase Agreement”), wherein Assignor agreed to sell and Assignee agreed to buy the Property;

C.      Assignor desires to sell the Property to Assignee, and in connection therewith, Assignor desires to assign to Assignee and Assignee desires to acquire Assignor’s right, title and interest, if any, in and to the following described rights, interests and property inuring to the benefit of Assignor and relating to the Property.

FOR VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged, Assignor agrees as follows:

1.      Assignment. Assignor assigns, transfers, sets over, and conveys to Assignee, to the extent the same are assignable, all of Assignor’s right, title, and interest, if any, in and to (i) any warranties and/or guaranties, express or implied, from contractors, builders, manufacturers, and/or suppliers inuring to the benefit of Assignor and relating to the Property, (ii) any licenses, permits and approvals relating to the Property, (iii) all logos and trade names, including without limitation the right to use the [name “___________”] but not any reference to “FSP” and (iv) all plans and specifications.

2.      Binding Effect. This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

3.      Construction; Definitions. This Assignment shall be construed according to Minnesota law. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

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4.      Non-Recourse. Assignee agrees that the liability of Assignor under this Assignment, the Purchase Agreement, and any other agreement, document, certificate or instrument delivered by Seller to Buyer, or under any law applicable to the Property or this transaction, shall be limited as provided in Section 10.2 of the Purchase Agreement.

DATED as of the day and year first above written.

ASSIGNOR:

FSP 50 SOUTH TENTH STREET CORP., a Delaware corporation

By: ____________________________

Name:__________________________

Title:___________________________

ASSIGNEE:

Union Investment Real Estate GmbH, a German limited liability capital investment company, acting in its own name and for the account of the fund (Sondervermögen) [UniImmo: Europa]

By: ____________________________

Name:__________________________

Title:___________________________

By: ____________________________

Name:__________________________

Title:___________________________

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EXHIBIT A TO ASSIGNMENT OF INTANGIBLE PROPERTY

Description of Property

(See attached)

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Exhibit A

Legal Description of the Land

Parcel 1 (Office Tower Parcel):

Tracts D, I, M, N, O, P, T, X, Z and CC, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1072166.

Parcel 2 (Additional Retail Parcel):

Tracts C, E, F, J, L, S, W, BB and EE, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1072166.

Parcel 3 (Public Parking Garage Parcel):

Together with the optionee’s interest in the following described land pursuant to that certain Parking Garage Parcel Right of First Offer Agreement executed by the City of Minneapolis, as optionor, and Ryan 900, LLC, a Minnesota limited liability company, as optionee, a memorandum of which was filed on October 18, 2000, as Document No. 3324809 for which the optionee’s interest was assigned to RC-NRI, LLC, a Delaware limited liability company by Assignment and Assumption of Parking Garage Parcel Right of First Offer dated September 29, 2000, filed October 18, 2000, as Document No. 3324812 AND as amended by First Amendment to Parking Garage Parcel Right of First Offer Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446924. RC-NRI, LLC converted to and changed its name to RC-NRI, LLLP, a Delaware limited liability limited partnership as evidenced by Document Nos. 3555886 and 3569022.

Tracts A, B, G and K, Registered Land Survey No. 1717, Files of Registrar of Titles, County of Hennepin, State of Minnesota.

Being registered land as is evidenced by Certificate of Title No. 1072167.

Parcel 4 (REOA):

Together with the appurtenant easements contained in that certain Reciprocal Easement and Operation Agreement dated September 27, 2000, filed October 18, 2000, as Document No. 3324805 as amended by First Amendment to Reciprocal Easement and Operation Agreement dated August 24, 2001, filed October 16, 2001, as Document No. 3446930. Certain Ryan 900, LLC rights were assigned to Target Corporation, a Minnesota Corporation by that certain

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Assignment of Reciprocal Easement and Operation Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446932.

Parcel 5 (9th Street Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (9th Street Skyway) dated December 28, 1998, filed July 30, 1999, as Document No. 3187400 as amended by First Amendment dated November 18, 1999, filed March 29, 2000, as Document No. 3268304 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446909.

Parcel 6 (10th Street Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (10th Street Skyway) dated December 28, 1998, filed July 30, 1999, as Document No. 7154888 as amended by First Amendment dated November 18, 1999, filed October 18, 2000, as Document No. 3324807 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446907.

Parcel 7 (LaSalle Avenue Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (LaSalle Avenue Skyway) dated May 18, 2000, filed August 7, 2000, as Document No. 3302944 as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446908.

Parcel 8 (Nicollet Mall Skyway):

Together with the appurtenant easements contained in that certain Agreement for Skyway Construction, Operation, Maintenance, and Easements (Nicollet Mall Skyway) dated January 29, 1999, filed July 30, 1999 as Document No. 7154889 as amended by First Amendment dated November 18, 1999, filed March 31, 2000, as Document No. 3268892 and as amended by Declaration of Legal Description dated August 24, 2001, filed October 16, 2001, as Document No. 3446910.

Parcel 9 (Parking Agreement):

Together with the appurtenant rights contained in that certain Public Parking Garage Parking Agreement dated November 18, 1999, filed October 18, 2000, as Document No. 3324810 as assigned by Assignment of Public Parking Garage Parking Agreement dated September 29, 2000, filed October 16, 2001, as Document No. 3446922 and as amended by First Amendment to Public Parking Garage Parking Agreement dated August 29, 2001, filed October 16, 2001, as Document No. 3446923.

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EXHIBIT I

Form of Tenant Notice Letter

[SEALERS LETTERHEAD]

___________, 2014

Attention: Tenants of 50 South Tenth Street Corp.

Re:   _______________ (the “Property”)

Dear ______________:

Please be advised that FSP 50 SOUTH TENTH STREET CORP. has sold the Property and, in connection therewith, it or FSP South Tenth Street LLC has assigned your lease to Union Investment Real Estate GmbH, a German limited liability capital investment company, acting in its own name and for the account of the fund (Sondervermögen) [UniImmo: Europa] (“Union Investment”). Consequently, Union Investment is now the “landlord” or “lessor” under your lease with respect to the Property. Effective immediately, rent checks should be made payable to _________________________ and all rent payments should be sent to:

_______________________

_______________________
_______________________

You will be receiving further contact information under separate cover directly from ____________________.

Sincerely,

FSP 50 SOUTH TENTH STREET CORP., a Delaware corporation
By:____________________________________
Name:_________________________________
Its:____________________________________

FSP South Tenth Street LLC, Delaware limited liability company
By:____________________________________
Name:_________________________________
Its:____________________________________

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EXHIBIT J

Non-Foreign Affidavit

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by FSP 50 SOUTH TENTH STREET CORP., a Delaware corporation (“Seller”), the undersigned hereby certifies the following:

1.	Seller is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);
2.	Seller’s U.S. taxpayer identification number is [___________]; and
3.	Seller’s address is c/o Franklin Street Properties Corp., 401 Edgewater Place, Wakefield, Massachusetts 01880.

The undersigned understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both. Under penalties of perjury, the undersigned declares that it has examined this certification and to the best of its knowledge and belief it is true, correct, and complete, and further declares that it has authority to sign this document.

Date:   As of ______________, 2014

FSP 50 SOUTH TENTH STREET CORP., a Delaware corporation

By: _______________________

Name:

Title:

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EXHIBIT K

Form of Certificate of Representations and Warranties

_______________________, 2014

[Name of Party Receiving Certificate (Seller or Buyer)]

[Address of Party Receiving Certificate]

[City, State]

Ladies and Gentlemen:

The undersigned hereby certifies that all of the representations and warranties made by it in Section __ of the Purchase and Sale Agreement dated as of __________________, 2014 (the "Purchase Agreement") between the undersigned, as [insert Seller or Buyer], and you, as [insert Seller or Buyer], are true and correct as of the date hereof in all material respects, except as follows: [insert “none” or exceptions], which shall survive the date hereof for the period and subject to the limitations provided in the Purchase Agreement, and thereafter shall be null and void. The undersigned further ratifies and confirms the continued applicability of, and the understandings and agreements of the undersigned set forth in, such Section __.

Very truly yours,

________________________________________

By:_______________________

Name:

Title:

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EXHIBIT L

Form of Escrow Agreement

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (“Escrow Agreement”) is made and entered into as of the ___ day of June, 2014, by and among FSP 50 SOUTH TENTH STREET CORP., a Delaware corporation ("Seller"), UNION INVESTMENT REAL ESTATE GmbH, a German limited liability capital investment company, acting in its own name and for the account of the fund (Sondervermögen) [UniImmo: Europa] ("Buyer"), and FIRST AMERICAN TITLE INSURANCE COMPANY (“Escrow Agent”).

RECITALS

Seller and Buyer have entered into that certain Purchase and Sale Agreement, dated as of June 25th, 2014 (the “Purchase Agreement”), pertaining to the purchase and sale of certain property located at 50 South Tenth Street, Minneapolis, Minnesota (the “Property”). Terms used herein but not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

Pursuant to Section 8.3 of the Purchase Agreement, Seller and Buyer have agreed that $1,645,000 of the Purchase Price proceeds shall be held back and placed in escrow.

Escrow Agent has agreed to act as escrow agent and to hold the Escrowed Funds (as defined below) until properly released, pursuant to the terms set forth herein.

The parties to this Agreement are therefore entering into this Escrow Agreement effective upon the date hereof to set forth the terms and conditions under which the Escrowed Funds will be held and disbursed by the Escrow Agent.

AGREEMENT

NOW, THEREFORE, in consideration of the covenants and agreements herein set forth and other good and lawful consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.      Establishment of Escrow. Seller and Buyer hereby appoint Escrow Agent, and Escrow Agent hereby accepts such appointment, to act and serve as the escrow agent under and pursuant to this Escrow Agreement. On the date hereof, an amount equal to $1,645,000.00 of the Purchase Price to be paid by Buyer pursuant to the terms of the Purchase Agreement has been held back and deposited with the Escrow Agent by Seller. Escrow Agent acknowledges receipt of the same. The funds placed in escrow and any interest accrued thereon as of the date of disbursement shall hereafter be called the “Escrowed Funds.” The Escrow Agent shall place the Escrowed Funds into an interest bearing money market demand deposit account at a bank reasonably acceptable to Seller (the “Bank”) for the benefit of Seller and Buyer (the “Escrow Account”). Seller shall deliver to Escrow Agent a W-9 prior to the establishment of the Escrow Account and interest income shall belong to Seller. Such Escrow Account shall be under the sole and exclusive direction of the Escrow Agent.

2.      Release of Escrowed Funds.

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2.1.      The Escrow Agent shall release the Escrowed Funds in accordance with the following terms:

(i)      upon receiving joint written direction of Buyer and Seller (a “Joint Notice”) at any time after the Closing, and shall make payment to the parties and in the manner directed by Buyer and Seller in such Joint Notice; or

(ii)      upon receipt of a written notice (a “Claim Notice”) from Buyer, which Claim Notice shall be simultaneously sent to Seller, stating that it is making a claim against Seller pursuant to Section 8.3 of the Purchase Agreement (a “Claim”) which entitles Buyer to receive all or a portion of the Escrowed Funds. A Claim Notice shall include (1) the amount of the Escrowed Funds that Buyer is requesting to be distributed to Buyer (“Claimed Amount”), (2) the identity of the specific section in the Purchase Agreement allegedly breached by Seller, and (3) an explanation of the basis for such alleged breach with reasonable specificity. If Seller objects to the Claim Notice, then Seller shall deliver written notice (a “Dispute Notice”) of such objection to Escrow Agent and Buyer within ten (10) days after the date of Seller’s receipt of the Claim Notice. If Escrow Agent does not receive a Dispute Notice within such ten (10) day period, Escrow Agent shall distribute the Claimed Amount from the Escrowed Funds. If the Escrow Agent receives a Dispute Notice from Seller stating that Buyer is not entitled to receive the Claimed Amount, or a portion thereof (the “Disputed Claim Amount”), then the Escrow Agent shall disburse to Buyer any portion of the Claimed Amount in excess of the Disputed Claim Amount, and shall continue to hold the remainder of the Escrowed Funds in accordance with and except as set forth in Section 4 hereafter; or

(iii)      if the Escrow Agent has not received either (a) a Joint Notice in accordance with Section 2.1(i) above or (b) a Claim Notice from Buyer in accordance with Section 2.1(ii) (other than a Claim Notice for which the Claimed Amount has been fully paid), then upon the date which is two hundred and seventy (270) days following the date of this Escrow Agreement, the Escrow Agent shall distribute the Escrowed Funds (or so much thereof as is not the subject of any outstanding and unpaid Claim Notice) and all interest earned thereon, or such remaining portion thereof, to Seller or its designee.

2.2.      The Escrow Agent shall retain any Escrowed Funds unless and until the Escrowed Funds are disbursed as set forth in Section 2.1 above, except in accordance with the provisions of Sections 4 and 5 hereafter.

2.3.      The Escrow Agent shall not charge or collect any fees from the parties for acting in its capacity as Escrow Agent hereunder, and shall only be entitled to reimbursement from the parties for out-of-pocket expenses and legal fees actually incurred by Escrow Agent, if any, resulting from its involvement, as Escrow Agent, in any litigation or arbitration in connection with this Agreement.

3.      Escrow Agent. The Escrow Agent shall not be a party to, nor bound by, this Agreement other than as expressly provided herein.

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3.1.      The Escrow Agent shall be protected in acting upon the written notice, request, consent, receipt or other paper document which the Escrow Agent, in good faith, believes to be genuine and what it purports to be, and which has been executed and delivered by the proper party or parties, as the case may be.

3.2.      The Escrow Agent shall not be deemed to have knowledge of any matter or thing unless and until Escrow Agent has actually received written notice of such matter or thing and Escrow Agent shall not be charged with any constructive notice whatsoever.

3.3.      Subject to the Escrow Agent's obligations under Section 2.1, the Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted to be done or taken, as the case may be, by the Escrow Agent in good faith, or for any mistake of fact, or for anything which the Escrow Agent may do or refrain from doing in connection herewith, unless caused by the Escrow Agent’s own gross negligence, willful misconduct or breach of this Agreement.

3.4.      In the event instructions from Seller and Buyer would require Escrow Agent to expend any monies or to incur any cost, Escrow Agent shall be entitled to refrain from taking any action until it receives payment for such costs.

3.5.      In any proceeding arising under this Agreement, the Escrow Agent shall have the right to representation by counsel of its choosing.

3.6.      It is agreed that the duties of Escrow Agent are purely ministerial in nature and shall be expressly limited to the safekeeping of the Escrowed Funds and for the disposition of same in accordance with this Agreement and the Purchase Agreement. Buyer and Seller hereby agree, severally, to the extent of fifty percent (50%) each, to indemnify and to hold harmless the Escrow Agent against any and all claims, liabilities, damages, costs, penalties, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which it may incur arising from this Escrow Agreement.

4.      Disputes. In the event Escrow Agent is joined as a party to a lawsuit by virtue of the fact that it is holding the Escrowed Funds, Escrow Agent shall, at its option, either (1) tender the Escrowed Funds to the appropriate court or (ii) disburse the Escrowed Funds in accordance with the court's final, non-appealable disposition of the case, and Buyer and Seller hereby, severally, to the extent of fifty percent (50%) each, indemnify and hold Escrow Agents harmless from and against any damages or losses in connection therewith including, but not limited to, reasonable attorneys’ fees and court costs at all trial and appellate levels.

4.1.      In the event Escrow Agent tenders the Escrowed Funds to the appropriate court and files an action of interpleader naming Seller, Buyer and any affected third parties of whom Escrow Agent has received actual notice, Escrow Agent shall be released and relieved from any and all further obligation and liability hereunder or in connection herewith and Seller and Buyer hereby, severally, to the extent of fifty percent (50%) each, indemnify and hold Escrow Agent harmless from and against any damages or losses arising in connection therewith including, but not limited to, all costs and expenses incurred by Escrow Agent in connection with the filing of such action including, but not limited to, reasonable attorneys’ fees and court costs at all trial and appellate levels.

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5.      Term of Agreement.

5.1.      This Escrow Agreement shall remain in effect unless and until it is canceled in any of the following manners:

(i)      Upon joint written notice given by Buyer and Seller of cancellation of designation of Escrow Agent to act and serve in said capacity; or

(ii)      Escrow Agent may resign as escrow agent at any time upon giving notice to Buyer and Seller of its desire to so resign; provided, however, that resignation of Escrow Agent shall take effect no earlier than ten (10) days after a replacement escrow agent has been appointed by Buyer and Seller and received the Escrowed Funds; or

(iii)      The Escrowed Funds have been disbursed or deposited in accordance with the terms of this Agreement.

5.2.      In the event Buyer and Seller fail to agree to a successor escrow agent within the period described hereinabove, Escrow Agent shall have the right to deposit all of the Escrowed Funds held hereunder into the registry of an appropriate court and request judicial determination of the rights between Seller and Buyer, by interpleader or other appropriate action, and Buyer and Seller hereby agree, severally, to the extent of fifty percent (50%) each, to indemnify and hold Escrow Agent harmless from and against any damages or losses in connection therewith including, but not limited to, reasonable attorneys’ fees and court costs at all trial and appellate levels.

5.3.      Upon termination of the duties of Escrow Agent in either manner set forth above, Escrow Agent shall deliver all of the Escrowed Funds to the newly appointed escrow agent designated by Buyer and Seller, and Escrow Agent shall not have the right to withhold Escrowed Funds from said newly appointed escrow agent.

5.4.      Escrow Agent shall not be bound by any modification, cancellation or rescission of this Escrow Agreement unless in writing and signed by all parties hereto. In no event shall any modification of this Escrow Agreement, which shall affect the rights or duties of Escrow Agent, be binding on Escrow Agent unless it shall have given its prior written consent.

6.      Notices. All notices required to be sent hereunder shall be sent in accordance with the terms and provisions of Section 13 of the Purchase Agreement or to such other address as a party may hereafter designate for itself by notice to the other parties.

7.      Choice of Law and Venue. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota.

8.      Cumulative Rights. No right, power or remedy conferred upon Escrow Agent by this Escrow Agreement is exclusive of any other right, power or remedy, but each and every such right, power or remedy shall be cumulative and concurrent and shall be in addition to any other right, power or remedy Escrow Agent may have under the Escrow Agreement or now or hereafter existing at law, in equity or by statute, and the exercise of one right, power or remedy by Escrow Agent shall not be construed or considered as a waiver of any other right, power or remedy.

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9.      Binding Agreement. This Escrow Agreement shall be binding upon Buyer, Seller and Escrow Agent and their respective successors and assigns.

10.      Seller Assignment. Seller shall have the right to assign all of its right, title and interest in and to this Agreement, the Escrowed Funds and/or the Escrow Account, whether direct or indirect, to any entity.

11.      Counterparts. This Amendment may be executed by counterparts, each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one contract. The parties hereby acknowledge and agree that facsimile signatures or signatures transmitted by electronic mail in so-called “PDF” format shall be legal and binding and shall have the same full force and effect as if an original of this Amendment had been delivered. The parties (i) intend to be bound by the signatures on any document sent by facsimile or electronic mail, (ii) are aware that the other party will rely on such signatures, and (iii) hereby waive any defenses to the enforcement of the terms of this Amendment based on the foregoing forms of signature.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed as of the date first set forth hereinabove.

SELLER:

FSP 50 SOUTH TENTH STREET CORP.

By:__________________________

Name:   George J. Carter

Title:      President

BUYER:

UNION INVESTMENT REAL ESTATE GmbH,

a German limited liability capital investment company,

acting in its own name and for the account of the

fund (Sondervermögen) [UniImmo: Europa]

By:     ______________________________

Name: ______________________________

Title:   ______________________________

By:     ______________________________

Name: ______________________________

Title:   ______________________________

ESCROW AGENT:

FIRST AMERICAN TITLE INSURANCE COMPANY

By:     ______________________________

Name: ______________________________

Title:   ______________________________

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EXHIBIT M

Form of Assignment and Assumption of Parking ROFO

FORM OF ASSIGNMENT OF PARKING GARAGE PARCEL

RIGHT OF FIRST OFFER

This Assignment and Assumption of Parking Garage Parcel Right of First Offer (this “Assignment”) is made and entered into as of this ____________, 2014, by and among FSP 50 SOUTH TENTH STREET CORP., a Delaware corporation (“Assignor”), UNION INVESTMENT REAL ESTATE GmbH, a German limited liability capital investment company (“Assignee”) and the City of Minneapolis, a Minnesota municipal corporation (“City”).

RECITALS:

This Assignment is made with reference to the following facts:

A.      Ryan 900, LLC and the City are parties to that certain Parking Garage Parcel Right of First Offer Agreement, dated as of December 28, 1998 (“Agreement”), with respect to the public parking garage constructed on certain real property located in Hennepin County, Minnesota, as described on attached Exhibit A, a Memorandum of which was filed in the office of the Registrar of Titles in and for Hennepin County as Document No. 3324809.

B.      Ryan 900, LLC assigned all of its right, title and interest under the Agreement to RC-NRI, LLC, a Delaware limited liability company (“RC LLC”), pursuant to that certain Assignment and Assumption of Parking Garage Parcel Right of First Offer, dated September 29, 2000 and filed in the office of the Hennepin County Registrar of Titles as Document No. 3324812, which was consented to by the City.

C.      The Agreement was amended by that certain First Amendment to Parking Garage Parcel Right of First Offer Agreement, dated August 29, 2001, and filed in the office of the Hennepin County Registrar of Titles as Document No. 3446924.

D.      RC LLC and Target Corporation are parties to that certain Limited Assignment of Right of First Offer (Parking Garage Parcel), dated as of August 29; 2001, and filed in the office of the Hennepin County Registrar of Titles as Document No. 3446934. RC LLC subsequently converted to and changed its name to RC-NRI, LLLP, a Delaware limited liability partnership (“RC LLLP”) as evidenced by the documents filed in the office of the Registrar of Titles in and for Hennepin County as Document Nos. 3555886 and 3569022.

E.      RC LLLP assigned all of its right, title and interest under the Agreement to Assignor pursuant to that certain Assignment and Assumption of Parking Garage Parcel Right of First Offer, dated November 8, 2006 and filed in the office of the Hennepin County Registrar of Titles as Document No. 4325223, which was consented to by the City.

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F.      Assignor is simultaneously herewith conveying the Office Tower Parcel to Assignee.

G.      Assignor desires to assign to Assignee all of its right, title and interest in, to and under the Agreement, as amended, and the City agrees to said assignment and desires to evidence its consent to the same.

H.      All defined terms not otherwise defined herein shall have the meanings set forth in the Agreement.

NOW, THEREFORE, for One Dollar and No/100 ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.      Assignment. Effective as of the date hereof, Assignor hereby assigns, transfers, conveys, and sets over to Assignee, its successors and assigns, forever, all of Assignor’s right, title, and interest in, to, and under the Agreement.

2.      Assumption. Assignee hereby accepts the foregoing Assignment and agrees to assume all of Assignee’s obligations under the Agreement, all pursuant to the terms and conditions set forth in the Agreement arising from and after the date hereof.

3.      Consents. The City hereby consents to this Assignment pursuant to the terms and conditions contained herein.

4.      Binding Effect. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

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IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first above written.

ASSIGNOR:

FSP 50 SOUTH TENTH STREET CORP., a Delaware corporation

By:________________________________

Name:______________________________

Its:_________________________________

STATE OF ____________	)
) SS.
COUNTY OF __________	)

On __________, 2014, before me, the undersigned notary public, personally appeared _____________, ____________ of FSP 50 South Tenth Street Corp., a Delaware corporation, proved to me through satisfactory evidence of identification, which was personal knowledge of identity, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he/she signed it voluntarily, as the act and deed of said entity for its stated purpose.

_________________________________

Official Signature and Seal of Notary Public

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ASSIGNEE:

UNION INVESTMENT REAL ESTATE GmbH,
a German limited liability capital investment company

By: _____________________________

Name:

Title:

By:______________________________

Name:

Title:

Notarial Docket No.: _______/2014

I, ____________________, as a Notary Public in and for the Free and Hanseatic City of Hamburg, do hereby certify that ________________, _________________ of Union Investment Real Estate GmbH, and ________________, ________________ of Union Investment Real Estate GmbH, a Federal Republic of Germany capital investment company, and a party to the foregoing Assignment, dated as of the ___ day of ________, 2014 personally appeared before me in the said Free and Hanseatic City of Hamburg, the said ______________ and ___________ being personally known to me as the persons who executed the said Assignment and acknowledged the same to be the act and deed of the said capital investment company and that the same was executed for the purposes therein contained, and delivered the same as such.

IN WITNESS WHEREOF, I set my hand and Notarial Seal this __ day of ________, 2014. My commission is unlimited in time.

_______________________

Notary Public

(Apostille)

M-4

CITY OF MINNEAPOLIS

By: ________________________

Its:

STATE OF MINNESOTA	)
) SS.
COUNTY OF HENNEPIN	)

On this _____________, 2014 before me, a notary public in and for said county and state, personally appeared ____________, known to me to be the ___________ of the City of Minneapolis, the municipal corporation that executed the foregoing instrument, on behalf of the corporation.

____________________________________

Notary Public

(NOTARIAL SEAL)

M-5

EXHIBIT A

LEGAL DESCRIPTION

Tracts A, B, G and K, Registered Land Survey No. 1717, files of the Registrar of Titles, Hennepin County, Minnesota.

M-6

EXHIBIT N

Form of REOA Notice to Approving Owners

[SELLER’S LETTERHEAD]

___________, 2014

Attention: Approving Owners under the REOA

Re:	Office Tower Parcel and Additional Retail Parcel, 50 South 10th Street, Minneapolis, MN (the “Property”)

Dear ______________:

Please be advised that FSP 50 SOUTH TENTH STREET CORP. has sold the Property to Union Investment Real Estate GmbH, a German limited liability capital investment company, acting in its own name and for the account of the fund (Sondervermögen) [UniImmo: Europa] (“Union Investment”). Consequently, Union Investment is now the Approving Owner with respect to each the Office Tower Parcel and the Additional Retail Parcel under the Reciprocal Easement and Operation Agreement by and among the City of Minneapolis, Seller, as successor in interest to RC-NRI, LLC and others, and Target Corporation, as successor in interest to Ryan 900, LLC, dated September 27, 2000, recorded October 18, 2000 in the office of the Hennepin County Registrar of Titles as Document No. 3324805, as amended (the “REOA”). A copy of the deed evidencing such transfer is attached hereto as Exhibit A. Union Investment’s address is:

_______________________

_______________________
_______________________

Sincerely,

FSP 50 SOUTH TENTH STREET CORP.,
a Delaware corporation

By: ________________________________

Name:______________________________

Its:_________________________________

N-1

Exhibit A

Deed

(see attached)

N-2

EXHIBIT O

Form of REOA Estoppel Certificate

_______________ , 2014

[BUYER’S ADDRESS]

FSP 50 South Tenth Street Corp.

c/o Franklin Street Properties Corp.

401 Edgewater Place, Suite 200

Wakefield, MA 01880

RE:   Sale of 50 South Tenth Street, Minneapolis, MN

Reference is made to that certain Reciprocal Easement and Operation Agreement by and among the City of Minneapolis, Seller, as successor in interest to RC-NRI, LLC and others, and Target Corporation, as successor in interest to Ryan 900, LLC, dated September 27, 2000, recorded October 18, 2000 in the office of the Hennepin County Registrar of Titles as Document No. 3324805, as amended by that certain First Amendment to Reciprocal Easement and Operation Agreement, dated August 24, 2001, recorded October 16, 2001 in the office of the Hennepin County Registrar of Titles as Document No. 3446930, and as amended by that certain Second Amendment to Reciprocal Easement and Operation Agreement, dated November 8, 2006, recorded November 9, 2006 in the office of the Hennepin County Registrar of Titles as Document No. 4325224, and as amended by that certain letter, dated March 20, 2013, recorded June 17, 2013 in the office the Hennepin County Registrar of Titles as Document No. 5086616 (together, the “REOA”). Capitalized terms not otherwise defined shall have the meaning set forth in the REOA.

The undersigned, ______________________________________, has been advised that pursuant to that certain Purchase and Sale Agreement, executed effective as of ______________________, 2014 between _______________________________ (“Buyer”) and FSP 50 South Tenth Street Corp. (“Seller”), Seller is planning to sell its interest in 50 South Tenth Street, Minneapolis, MN to Buyer. Accordingly, and as an accommodation in connection therewith, the undersigned hereby provides this estoppel certificate (this “Certificate”) to Buyer and Seller and certifies as follows as of the date hereof:

1.	The REOA is in full force and effect and has not been modified, changed, altered or amended in any respect.
2.	To the best of the undersigned’s knowledge, no party to the REOA is currently in default in the performance of any covenant, agreement or condition contained in the REOA, and there does not currently exist any state of facts which with the giving of notice and/or the passage of time would result in such default. Without limiting the foregoing, the undersigned acknowledges that it has neither sent nor received any uncured notice of default pursuant to the terms of the REOA.
3.	There is no pending dispute among any of the parties under the REOA.
O-1

4.	The Allocable Share for the Parcel owned by the undersigned is ___________________. [The Delivery Facilities Allocable Share for the Retail Center Parcel is ___________________.]

This Certificate is provided only for Buyer and Seller (and their respective successors and assigns) and is not for the benefit of any other person or entity.

Very truly yours,

__________________________

O-2

EXHIBIT P

Form of Skyway Bridge Agreement Estoppel Certificate

_______________ , 2014

[BUYER’S ADDRESS]

FSP 50 South Tenth Street Corp.

c/o Franklin Street Properties Corp.

401 Edgewater Place, Suite 200

Wakefield, MA 01880

RE:   Sale of 50 South Tenth Street, Minneapolis, MN

Reference is made to that certain Skyway Bridge Agreement by and among ________________, dated ______________, recorded in the office of the Hennepin County Registrar of Titles as Document No. ______________, as amended by ______________ (together, the “Skyway Bridge Agreement”). Capitalized terms not otherwise defined shall have the meaning set forth in the Skyway Bridge Agreement.

The undersigned, ______________________________________, has been advised that pursuant to that certain Purchase and Sale Agreement, executed effective as of ______________________, 2014 between _______________________________ (“Buyer”) and FSP 50 South Tenth Street Corp. (“Seller”), Seller is planning to sell its interest in 50 South Tenth Street, Minneapolis, MN to Buyer. Accordingly, and as an accommodation in connection therewith, the undersigned hereby provides this estoppel certificate (this “Certificate”) to Buyer and Seller and certifies as follows as of the date hereof:

1.	The Skyway Bridge Agreement is in full force and effect, represents the entire agreement between the parties as to the subject matter thereof, and has not been assigned by the undersigned, modified, supplemented or amended in any respect.
2.	To the best of the undersigned’s knowledge, no Project Owner has given any consents or approvals under this Agreement, by writing, waiver, lapse of time or otherwise.
3.	The undersigned has not conveyed, assigned or otherwise transferred, by operation of law or otherwise, any estate or interest in, to or under, and now is a holder of, this Agreement.
4.	To the best of the undersigned’s knowledge, all parties to the Skyway Bridge Agreement, to the extent applicable, have paid all Skyway Bridge Costs and all other amounts payable by each under the Skyway Bridge Agreement through the period ending on the date hereof or otherwise properly allocable to such period.
5.	The undersigned has received no notice of, and has no knowledge of, any violations of any federal, state, county or municipal statutes, laws, codes, ordinances, or directives relating to the use or condition of the Skyway Bridge.
P-1

6.	To the best of the undersigned’s knowledge no party to the Skyway Bridge Agreement is currently in default in the performance of any covenant, agreement or condition contained in the Skyway Bridge Agreement, and there does not currently exist any state of facts which with the giving of notice and/or the passage of time would result in such default. Without limiting the foregoing, the undersigned acknowledges that it has neither sent nor received any uncured notice of default pursuant to the terms of the Skyway Bridge Agreement.
7.	There is no pending dispute among any of the parties under the Skyway Bridge Agreement.

This Certificate is provided only for Buyer and Seller (and their respective successors and assigns) and is not for the benefit of any other person or entity.

Very truly yours,

__________________________

P-2

EXHIBIT Q

Form of Parking ROFO Estoppel Certificate

_______________ , 2014

[BUYER’S ADDRESS]

FSP 50 South Tenth Street Corp.

c/o Franklin Street Properties Corp.

401 Edgewater Place, Suite 200

Wakefield, MA 01880

RE:   Sale of 50 South Tenth Street, Minneapolis, MN

Reference is made to that certain Parking Garage Parcel Right of First Offer Agreement, by and between the City of Minneapolis Community Development Agency and Ryan 900, LLC, dated December 28, 1998 (as amended and assigned, the “Parking ROFO”). Capitalized terms not otherwise defined shall have the meaning set forth in the Parking ROFO.

The undersigned, ______________________________________, has been advised that pursuant to that certain Purchase and Sale Agreement, executed effective as of ______________________, 2014 between _______________________________ (“Buyer”) and FSP 50 South Tenth Street Corp. (“Seller”), Seller is planning to sell its interest in 50 South Tenth Street, Minneapolis, MN to Buyer. Accordingly, and as an accommodation in connection therewith, the undersigned hereby provides this estoppel certificate (this “Certificate”) to Buyer and Seller and certifies as follows as of the date hereof:

1.	The Parking ROFO is in full force and effect and has not been modified, changed, altered or amended in any respect.
2.	To the best of the undersigned’s knowledge, no party to the Parking ROFO is currently in default in the performance of any covenant, agreement or condition contained in the Parking ROFO, and there does not currently exist any state of facts which with the giving of notice and/or the passage of time would result in such default. Without limiting the foregoing, the undersigned acknowledges that it has neither sent nor received any uncured notice of default pursuant to the terms of the Parking ROFO.
3.	The Parking ROFO expires on December 31, 2025.
4.	The undersigned has not provided any notice to the Redeveloper (or such party’s successor) with respect to the Redeveloper’s right to exercise either the Municipal Space Right of First Offer or the Retail Space Right of First Offer. No party has exercised the any right of first offer to which such party is entitled under the Parking ROFO.
5.	There is no pending dispute between any of the parties under the Parking ROFO.
Q-1

This Certificate is provided only for Buyer and Seller (and their respective successors and assigns) and is not for the benefit of any other person or entity.

Very truly yours,

__________________________

Q-2

EXHIBIT R

Form of Public Parking Agreement Estoppel Certificate

_______________ , 2014

[BUYER’S ADDRESS]

FSP 50 South Tenth Street Corp.

c/o Franklin Street Properties Corp.

401 Edgewater Place, Suite 200

Wakefield, MA 01880

RE:   Sale of 50 South Tenth Street, Minneapolis, MN

Reference is made to that certain Public Parking Garage Parking Agreement, by and between the City of Minneapolis and Ryan 900, LLC, dated November 18, 1999 (as amended and assigned, the “Public Parking Agreement”). Capitalized terms not otherwise defined shall have the meaning set forth in the Public Parking Agreement.

The undersigned, ______________________________________, has been advised that pursuant to that certain Purchase and Sale Agreement, executed effective as of ______________________, 2014 between _______________________________ (“Buyer”) and FSP 50 South Tenth Street Corp. (“Seller”), Seller is planning to sell its interest in 50 South Tenth Street, Minneapolis, MN to Buyer. Accordingly, and as an accommodation in connection therewith, the undersigned hereby provides this estoppel certificate (this “Certificate”) to Buyer and Seller and certifies as follows as of the date hereof:

1.	The Public Parking Agreement is in full force and effect and has not been modified, changed, altered or amended in any respect.
2.	To the best of the undersigned’s knowledge, no party to the Public Parking Agreement is currently in default in the performance of any covenant, agreement or condition contained in the Public Parking Agreement, and there does not currently exist any state of facts which with the giving of notice and/or the passage of time would result in such default. Without limiting the foregoing, the undersigned acknowledges that it has neither sent nor received any uncured notice of default pursuant to the terms of the Public Parking Agreement.
3.	The City has made available __ parking spaces on Levels P-2 and P-3 of the Public Parking Garage to __________, a tenant in the Office Tower.
4.	In addition to the parking spaces made available to the individual tenant identified in item 3 above, the City currently makes available __ parking spaces on Levels P-2 and P-3 of the Public Parking Garage for use by tenants of the Office Tower and their employees pursuant to the Public Parking Agreement. There are currently ___ parties on the City’s waiting list for such parking spaces on Levels P-2 and P-3, of which ___ are either the owner of the Office Tower Parcel, a tenant of the Office Tower, or the employees of such tenant.
R-1

5.	Levels P-2 and P-3 of the Public Parking Garage Parcel are operated as a public parking garage.
6.	There is no pending dispute between any of the parties under the Public Parking Agreement.

This Certificate is provided only for Buyer and Seller (and their respective successors and assigns) and is not for the benefit of any other person or entity.

Very truly yours,

________________________

R-2

SCHEDULE A.4

Personalty

Schedule A.4

ENGINEERS PROPERTY INVENTORY

ITEMS	NUMBER

LADDERS & LIFTS

14' ladder	1

10' ladder	2

8' ladder	10

6' ladder	4

4' ladder	1

Genie Lift 30' AWP30	1

TOOLS

4' Level	1

6 ton jacks	2

8" drill press	1

ALNOR APM150 balancing hood	1

Best AD4332 Key cutting machine	1

BilJax Utility Scaffold	2

Black & Decker Laser Level BDL 400S	1

Bosh 41/2" angle grinder 1810PS	1

Bosh Hammer Drill RH328VCQ	1

Carpet Fans 12" Dayton	3

Dayton wet/dry Vac 6AKY1	1

DeWalt 12v battery drill	3

DeWalt 12v battery Vac DC500	1

DeWalt 12v Flashlight 906	3

Dremel kit	1

General Precision Measuring Kit S004	1

Hand Hydraulic Pallet Truck 4400 lb capacity	1

Hobart 135 Wire Feed Welder	1

Husky 1/4" die grinder	1

Large tool box with assortment of hand tools	1

Malita Impact driver 10v TD0390D	3

Marson Pop Rivetset 39001	1

Master Heat Gun HG-301A	1

Milwaukee Sawzall 120v	1

Milwaukee ½ drill 0234-6 120v	1

Milwaukee 12v 3/8" right angle drill	1

Milwaukee 18v circular saw 6310-20	1

Milwaukee hand held Drain Auger 0566	1

MI-T-M Pressure washer	1

Morse hole saw kit AV04L	1

Northern Industrial 660 lb hydraulic lift table	1

Ohasus SD75 digital scale	1

Prest-O-Lite oxy/acetelene tourch set	1

Ridgid Propress RP210	1

Rigid Drain Auger K400	1

Rigid wet/dry Vac	1

Rubbermaid rolling tool cart	3

Shop vac (wet and dry types)	1

Skillsaw 71/4" worm drive SHD77M	1

SpeedAire Portable Air Compressor 4B227D	1

SpeedAire Portable air tank 3EUJ9	1

Starret hole saw kit KV292	1

UEI Electronic manometer EM151	1

Weller soldering iron D550	1

Weller soldering pencil WLC 100	1

Werner Scaffold Plank 2621 24" x 12'	1

Westard 8" bench grinder 4TM71	1

Westward 12 ton hydraulic press 1MZJ7	1

Westward Tap and Die set	1

ZIRCON stud finder	1

TEST EQUIPMENT

ALNOR APM150 balancing hood	1

Extec Coolant Refractometer RF40	1

Extec Humidity & temp data logger 446580	1

Extec Moisture Meter M0250	1

Extec Thermo Anemometer 45158	1

Fluke 12 Multimeter	1

Fluke 1503 MegOhm Meter	1

Fluke 77 Multimeter	1

Fluke 80T-150U temperature probe	1

Fluke T5-1000 Electrical Tester	3

Raytek laser temp meter ST120 Pro	1

Siemens FP1-32 Programmer	1

Snifit CO Analyzer 19-7060	1

Wavetek clamp on amp meter AD40A	1

COMPUTERS

Antifreeze tank and 4 wheel cart

1- two wheel dolly (Shop)

4 space heaters

Samsung 10.1" Tablet Galaxie Tab2	3

Iphone 4s	3

Location	Manufacturer	Model #	Serial #	Year Purchased
Maintenance office PC (Dan)	HP	hp Pro 3000SFF	2UA0401NB8	2006
Maintenance office PC Laptop (Dan)	HP	Compaq 6710B	cnu7520rby	2010
Maintenance office netbook	Acer	Aspire one D255-2509	LUSDE0D1600465FC051601	2009
Maintenance shop laptop (Jake)	HP	HP EliteBook 8440p	CND1053Y4K	2012
Maintenance shop netbook (Jake)	Acer	Aspire one D255-2509	LUSDE0D1600465FC051601	2009
Maintenance shop box pc (Gary)	HP	hp ProDesk 400 SFF	MXL4120LPC	2014
Maintenance shop netbook (Gary)	Acer	Aspire one D255-2509	LUSDE0D1600465FE4A1601	2009
Maintenance Shop PC	HP	hp Pro 3000 SFF	2UA0401NB8	2011
EMS PC	Dell	G63NPW1	3519745992	2010
Security Office PC	HP	HP Compaq 4000 Pro	2UA2081W2X	2010
Security Desk PC Laptop	HP	HP EliteBook 8440p	CND0410N8T	2012
Property Manager	HP	HP Probook 4440s		2012
Property Assistant	HP	HP Compaaq Desktop	Serial No. 2UA3351 Z5F	2013
		Monitor: Samsung SyncMaster 245BW		2011
Property Assistant	HP	LaserJet P1102W
Property Manager	HP	Laser Jet 1606
Engineers (3)	Samsung	10.1" Tablet Galaxie Tab2
3 Engineer printers	HP	105 Printers

Radio's Two-Way: 3 (Initial issue of four-one missing in the field)

3 Radio chargers

5 Monitors (3 at front desk and two on dock)

5 Desktop PC's (3 at front desk and two on dock)

1 Defibrillator

2 Printers (2 on dock office, only one is currently operational)

2 Sets of Wall lockers

1 Wheelchair

1 Large Refrigerator

5 two way radios and assessories

2 Two wheel dolly

1 four wheel flat bed cart

2 space heaters

Miscellaneous Stock

•	10th Street lobby: (2) Glass sculptures, 1- framed piece of art above security desk (Purchased in 2008)

•	(3) Floor Mats & one leather 3 seat bench

•	Marathon RJ-225 stationary compactor with hand rails, walk-on decking, safety gate, lockable control panel and guide island.

•	(2) Urns on 10th Street

•	Freight elevator pads

•	(4) recycling/trash containers (one near each sky bridge)

•	5 large Vessels on Nicollet Mall — outside of 950 Lobby

•	Rectangular planters

o	Skyway Level: 6

o	10th Street Lobby: 3

•	Tall round planters

o	Skyway Level: 2

o	10th Street Lobby: 1

o	950 Lobby: 3

•	Short round planters

o	Skyway Level: 8

•	Holiday Decorations

o	(2) wreaths

o	Garland

o	(1) large tree

o	Miscellaneous decorations (garland, artificial flowers, bulbs)

•	(5) Skyway Banners

Attic Stock (P2 Level)

•	Metal retail shelving

•	(17 cases) 2 x 2 ceiling tile

•	(6 cases) 2 x 4 ceiling tile

•	Recesses can lights

•	2 x 4 light fixtures

•	(7) Fire extinguisher boxes

•	(3) storage cabinets

•	Track lighting

•	(15) large wood doors

•	Carpet tiles for skyway

•	Carpet tiles for skybridges

•	Exterior Granite Pieces

•	Exterior Brick

•	Exterior decorative cement pieces

•	Marble scraps

•	(3) metal door frames

•	(8) packaged door frames

•	(42) rolls of miscellaneous wall coverings

•	Base board carpet

•	Miscellaneous carpet scrap (old)

•	Floor tile

•	(12) small trash cans

•	(25) circular recycling containers

•	(3) square trash bins

•	(14) Newspaper/recycling bins

•	newspaper dispenser

•	Marble directory sign from 10th Street lobby

•	large Fan Power VAV unit

•	Target turnstyles

•	Miscellaneous duct work

•	Adjustable dampers

•	(5) in-ceiling speakers

Ariens All Season Power Brush	1	924504	262	4 cycle * SnowSweeper*
Tennant 161 Ready Space	1	9000501	900050-1025848	Battery Powered extractor
Tennant 1020				Extractor
Treadmaster	1		T3408	Escalator Step Cleaner
Tennant SC716	1	900748-10601013		Extractor
Space Sweeper S9Tennant			S9001240
Crusader Wet/Dry Vacuums	1		V-WD-15/V-WD-57
GE Electric Dryer	1		HH724694A
Admiral 2013washer				Clothes washer
Rubbermaid Brute Barrels with wheels	4 large 4 small
Carpet Fans	4
Power Washer (Honda)	1			Exterior pressure washer
Salt Spreader	1			*Exterior/Winter*
Low Speed 20in HP Floor Machine	1
Hose/Holder on dock	1
Old S8 sweeper	1
Radios	3	Kenwood	C1, C2, C3
Older radios	3	Vortex standard		1 is missing an antenae
Square trash containers	14
Round trash containers	22
Lobby wet floor signs	3

S9 (1431932) Paying for these with the last invoice 3/2015

Extractor (1431931) Paying for these with the last invoice 9/2015

Restroom carts, all brut barrels except what is on the list, mop handles, dust pans, vacuum cleaners mop buckets, window washing buckets that are in the bldg are Marsden equipment.

Office:	Lunchroom:

desk	refrigerator

2 drawer black file cabinet	2 microwaves

small 3 row shelf	2 long tables

tan 3 row file cabinet	1 round table

3 cast off office chairs	9 plastic chairs

7 more cast off office chairs

metal shelf

rolling white board

SCHEDULE 3.5

Contracts

Schedule 3.5

Service Contracts

•	Management Contract dated January 16, 2014 with Ryan Companies
•	Service Contract dated April 1, 2013 with AECOM
•	Service Contract dated April 2, 2013 with American Security (Office/REOA)
•	Service Contract dated May 14, 2014 with Cummins Generator
•	Service Contract dated January 24, 2014 with Dan Gelfand Woodcare
•	Service Contract dated August 19, 2013 with Dalco Janitorial Supply
•	Service Contract dated July 31, 2013 with Dalsin Roofing
•	Service Contract dated February 14, 2014 with David Hoberg
•	Service Contract dated June 6, 2012 with Dry Tech Restoration Services
•	Service Contract dated June 6, 2012 & Apri1 23, 2013 with Interior Tropics (Office/REOA)
•	Service Contract dated April 2, 2013 with Marsden Building Services (Office/REOA)
•	Service Contract dated October 17, 2013 with Horowitz
•	Service Contract dated Jan 3, 2013 Humeratech
•	Service Contract dated July 16, 2013 with Low Voltage Contractors (Office/REOA)
•	Service Contract dated January 24, 2014 with Infrared Consulting Services Inc.
•	Service Contract dated September 27, 2000 with NRG
•	Service Contract dated April 29, 2013 with Advanced Wireless
•	Service Contract dated January 24, 2014 with Master Mechanical, Inc.
•	Service Contract dated January 24, 2014 with Fraser Morris
•	Service Contract dated August 24, 2013 with Summit
•	Service Contract dated January 24, 2014 with Rohn Industries, Inc.

50 South 10th, Minneapolis MN – As of 6/5/14

Service Contracts

•	Service Contract dated June 1, 2012 with Twin City Tile and Marble
•	Service Contract dated April 30, 2013 with Tennant
•	Service Contract dated November 5, 2002 with Thyssen Krupp (Office/REOA), NEW CONTRACT TO BE PROVIDED UPON TK REVIEW
•	Service Contract dated September 26, 2013 with Twin City Outdoor Services
•	Service Contract dated January 16, 2013 with VDA (Office/REOA)
•	Service Contract dated October 19, 2012 with Plants by Design
•	Service Agreement dated August 29, 2012 with Adams Pest Control (Office/REOA)
•	Service Contract dated June 27, 2012 with Siemens Building Technology
•	Service Contract dated March 27, 2014 with Pinnacle Building Services, Inc. (Ground and Suspended work)
•	Service Contract dated April 22, 2014 with Sam Stewart & Associates
•	Service Contract dated January 24, 2014 with Kath Fuel Oil
•	Service Contract dated January 24, 2014 Aspen Waste System, Inc.
•	Service Contract dated January 24, 2014 with Brin Northwestern
•	Service Contract dated January 23, 2014 with Boiler Services
•	Service Contract dated January 24, 2014 with Green Lights Recycling, Inc.
•	Service Contract dated January 23, 2014 with Designer Sign Systems
•	Service Contract dated January 24, 2014 with Recycle Technologies
•	Service Contract dated February 14, 2014 with Bredemus Hardware (Office and REOA)
•	Service Contract dated February 14, 2014 with Velocity Drain Cleaning
•	Service Contract dated February 14, 2014 with Cardinal Drain Services
•	Service Contract dated February 14, 2014 with Pugleasa

50 South 10th, Minneapolis MN – As of 6/5/14

SCHEDULE 3.7

Outstanding Litigation

(See attached)

Schedule 3.7

[CT Corporation LOGO]

Service of Process Transmittal

03/19/2014

CT Log Number 524610749

TO:	Barbara Fournier Franklin Street Properties 401 Edgewater Place, Suite 200 Wakefield; MA 01880

RE:	Process Served In Minnesota

FOR:	FSP.50 South Tenth Street Corp.(Domestic State: DE)

ENCLOSED ARE COPIES OF LEGAL PROCESS RECEIVED BY THE STATUTORY AGENT OF THE ABOVE COMPANY AS FOLLOWS:

TITLE OF ACTION:	9’s on the Mall, etc., Pltf. vs. FSP 50 So. Tenth Street Corp., etc., Dft. Name discrepancy noted.

DOCUMENT(S) SERVED:	Cover Sheet, Attachment, Summons, Complaint, Exhibit(s)

COURT/AGENCY:	Hennepin County Second Judicial District Court, MN Case # NONE

NATURE OF ACTION:	Plaintiff seeking relief for the damages sustained as a result of defendants failure to comply by the agreement

ON WHOM PROCESS WAS SERVED:	CT Corporation System Inc., Minneapolis., MN

DATE AND HOUR OF SERVICE:	By Process server on 03/19/2014 at 15:34

JURISDICTION SERVED:	Minnesota

APPEARANCE OR ANSWER DUE:	Within 20 Days of the date of receipt

ATTORNEY(S)/SENDER(S):	Bradley J. Gunn
Malkerson Gunn Martin LLP
1900 U.S. Bank Plaza
South Tower
220 South Sixth Street
Minneapolis, MN 55402
612-455-6649

AUCTION ITEMS:	SOP Papers With Transmittal, via Fed Ex 2 Day, 798283985747
Image SOP
Email Notification, Janet Notopoulos jnotopoulos@franklinstreetproperties.com

SIGNED:	CT Corporation System Inc.
PER:	Jenny Schurhamer
ADDRESS:	100 South Fifth Street
Suite 1075
Minneapolis, MN 55402
TELEPHONE:	612-333-4315

Page 1 of 1 / AC

STATE OF MINNESOTA COUNTY OF HENNEPIN	DISTRICT COURT SECOND JUDICIAL DISTRICT

Case Type: General Civil
_________________________________

9’s on the mall, LLC, a Minnesota limited liability company,	Court File No. ____________

Plaintiff,

v.

FSP 50 So. Tenth Street Corp., a Delaware corporation,	Civil Cover Sheet (Non-Family Case Type) Minn. R. Gen. Prac. 104

Defendant.

_____________________________________

Date Case Filed: ·March 19, 2014

This civil cover sheet must be filed by the initial filing lawyer or party, if unrepresented by legal counsel, unless the court orders all parties or their legal counsel to complete this form. Once the initial civil cover sheet is filed, opposing lawyers or unrepresented parties who have not already been ordered to complete this form may submit their own cover sheet within ten days after being served with the initial cover sheet. See Rule 104 of the General Rules of Practice for the District Courts.

If information is not known to the filing party at the time of filing, it shall be provided to the Court Administrator in writing by the filing party within seven (7) days of learning the information. Any party impleading additional parties shall provide the same information to the Court Administrator. The Court Administrator shall, upon receipt of the completed certificate, notify all parties or their lawyers, if represented by counsel, of the date of filing the action and the file number assigned.

ATTORNEYS FOR PLAINTIFF,
9’S ON THE MALL, LLC:

Bradley J. Gunn, Esq. (#132238)
Thomas F. DeVincke, Esq. (#301759)

MALKERSON GUNN MARTIN LLP

220 South Sixth Street
Suite 1900
Minneapolis, MN 55402
(612) 344-1111

ATTORNEY FOR DEFENDANT, FSP 50 SO. TENTH STREET CORP.:

1.	Provide a concise statement of the case including facts and legal basis:

Plaintiff owns commercial property located at 917-927 Nicollet Mall, Minneapolis, Minnesota (the “Property”). The Property is located adjacent to a platted alley that runs between Nicollet Mall and Marquette Avenue. Plaintiff possesses certain rights and property interests in the alley.

Defendant is the owner of a private skyway located above the alley. Defendant has refused to allow Plaintiff access to the skyway from the Property. The skyway unlawfully interferes with Plaintiff’s rights in connection with the alley and damages the Property. Plaintiff brings this action seeking monetary damages and, in the partial alternative, access to the skyway.

2.	Date Complaint was served: March 19, 2014.

3.	For-Expedited Litigation Track (ELT) Pilot Courts only.

a.	☐ the parties jointly and voluntarily agree that this case shall be governed by the Specia1 Ru1es for ELT Pilot. Date of agreement: __________________

b.	☐ The court is requested to consider excluding this case from ELT for the following reasons: ____________________________________________________________________

Note: ELT is mandatory in certain cases, and where mandatory, exclusion may also be sought by timely motion under the Special Rules for ELT Pilot.

c.	Anticipated number of trial witnesses: ______________

d.	Amount of medical expenses to date: _______________

e.	Amount of lost wages to date: _____________________

f.	Identify any known subrogation interests: _________________________

4.	Estimated discovery completion within 6 months from the date of this form.

5.	Disclosure / discovery of electronically stored information discussed with other party?

☒ No      ☐ Yes, date of discussion: _________________

If Yes, list agreements, plans, and disputes: _______________________________

6.	Proposed trial start date: February, 2015.

7.	Estimated trial time: 3 days, 2 hours (estimates less than a day must be stated in hours).

8.	Jury trial is:

☐ waived consent of ___________________ pursuant to Minn. R. Civ. P. 38.02.

(specify party)

☒ requested by Plaintiff, 9’sonthemall (NOTE: Applicable fee must be enclosed) .

(specify party)

9.	Physical/mental/blood examination pursuant to Minn. R. Civ. P. 35 is requested:

☐ Yes      ☒ No

10.	Identify any party or witness who will require interpreter services, and describe the services needed (specifying language, and if known; particular dialect): None known.

11.	Issues in dispute: Liability and damages.

12.	Case Type / Category: General Civil (NOTE: select case type from Form 23, Subject Matter Index for Civil Cases, appended to the Minnesota Rules of Civil Procedure).

13.	Recommended Alternative Dispute Resolution (ADR) mechanism: Mediation.
(See list of ADR processes set forth in Minn. Gen. R. Prac. 114.02(a))
Recommended ADR provider (known as a “neutral”): We will discuss this with counsel for the Defendant and try to agree on a mediator.
Recommended ADR completion date: October, 2014.
If applicable, reasons why ADR not appropriate for this case: __________________________

By signing below, the attorney or party submitting this form certifies that the above information is true and correct.

MALKERSON GUNN MARTIN LLP

Dated: March 19, 2014	/s/ Bradley J. Gunn
Bradley J. Gunn (#132238)
Thomas F. DeVincke (#301759)
220 South Sixth Street
Suite 1900
Minneapolis, MN 55402
(612) 344-1111

Attorneys for Plaintiff 9’s on the mall, LLC

STATE OF MINNESOTA COUNTY OF HENNEPIN	DISTRICT COURT FOURTH JUDICIAL DISTRICT

_________________________________	Case Type: General Civil

9’s on the mall, LLC, a Minnesota limited liability company,	Court File No. ______________

Plaintiff,

SUMMONS

vs.

FSP 50 So. Tenth Street Corp., a Delaware corporation,

Defendant.

_____________________________________

THIS SUMMONS IS DIRECTED TO: FSP 50 So. Tenth Street Corp., a Delaware corporation:

1. YOU ARE BEING SUED. The Plaintiff has started a lawsuit against you. The Plaintiffs Complaint against you is attached to this summons. Do not throw these papers away. They are official papers that affect your rights. You must respond to this lawsuit even though it may not yet be filed with the Court and there may be no court file number on this summons.

2. YOU MUST REPLY WITHIN 20 DAYS TO PROTECT YOUR RIGHTS. You must give or mail to the person who signed this summons a written response called an Answer within 20 days of the date on which you received this Summons. You must send a copy of your Answer to the person who signed this summons located at:

220 South Sixth Street, Suite 1900, Minneapolis, MN 55402.

3. YOU MUST RESPOND TO EACH CLAIM. The Answer is your written response to the Plaintiffs Complaint. In your Answer you must state whether you agree or disagree with each paragraph of the Complaint. If you believe the Plaintiff should not be given everything asked for in the Complaint, you must say so in your Answer.

4. YOU WILL LOSE YOUR CASE IF YOU DO NOT SEND A WRITTEN RESPONSE TO THE COMPLAINT TO THE PERSON WHO SIGNED THIS SUMMONS. If you do not Answer within 20 days, you will lose this case. You will not get to tell your side of the story, and the Court may decide against you and award the Plaintiff everything asked for in the complaint. If you do not want to contest the claims stated in the complaint, you do not need to respond. A default judgment can then be entered against you for the relief requested in the complaint.

5. LEGAL ASSISTANCE. You may wish to get legal help from a lawyer. If you do not have a lawyer, the Court Administrator may have information about places where you can get legal assistance. Even if you cannot get legal help, you must still provide a written Answer to protect your rights or you may lose the case.

6. ALTERNATIVE DISPUTE RESOLUTION. The parties may agree to or be ordered to participate in an alternative dispute resolution process under Rule 114 of the Minnesota General Rules of Practice. You must still send your written response to the Complaint even if you expect to use alternative means of resolving this dispute.

You are hereby further notified that this action involves, affects and brings into question real property situated in the County of Hennepin, State of Minnesota and described as:

990 Nicollet Mall #C, Property ID# 27-029-24-12-0183

900 Nicollet Mall #D, Property ID# 27-029-24-12-0184

The object of this action is to ascertain, establish, and enforce Plaintiffs rights in this property as more particularly set forth the Complaint served herewith.

MALKERSON GUNN MARTIN LLP

Dated: March 19, 2014	/s/ Bradley J. Gunn
Bradley J. Gunn (#132238)
Thomas F. DeVincke (#301759)
1900 U.S. Bank Plaza, South Tower
220 South Sixth Street
Minneapolis, MN 55402
Telephone: (612) 455-6649

Attorneys for Plaintiff

STATE OF MINNESOTA COUNTY OF HENNEPIN	DISTRICT COURT FOURTH JUDICIAL DISTRICT
_________________________________	Case Type: General Civil

9’s on the mall, LLC, a Minnesota limited liability company,	Court File No. ______________

Plaintiff,

COMPLAINT

vs.

FSP 50 So. Tenth Street Corp., a Delaware corporation,

Defendant.

_____________________________________

9’s on the mall, LLC, a Minnesota limited liability company (“Plaintiff’), as and for its Complaint against the Defendant FSP 50 South Tenth Street Corp. (“Defendant”), alleges as follows:

l.     Plaintiff is a Minnesota limited liability company, with its principal place of business located in Minneapolis, Minnesota 55402.

2.     Defendant is a Delaware corporation with offices in Wakefield, Massachusetts and a registered agent in Minnesota at 100 South Fifth Street, #1075, Minneapolis, Minnesota 55402,

3.     The City of Minneapolis (“City”) is a Minnesota municipal corporation with its principal place of business located at 350 South Fifth Street, Minneapolis, Minnesota 55415.

4.     The Minneapolis Community Development Agency (“MDCA”) was a Minnesota body corporate and politic with its principal place of business located in Minneapolis, Minnesota. On information and belief, the MCDA is no longer in existence.

5.     Ryan 900, LLC (“Ryan 900”) is a Minnesota limited liability company with its principal place of business located at 900 Second Avenue South, Suite 700, Minneapolis, Minnesota 55402.

6.     Y-Q Associates Limited Partnership (“Y-Q”) is a Minnesota limited partnership with its principal place of business at 81 South Ninth Street, Suite 340, Minneapolis, Minnesota 55402.

7.     Plaintiff is the owner of certain real property located at 917-927 Nicollet Mall, Minneapolis, Minnesota 55402, which property is the subject of this action (the “Property”), The Property is legally described in attached Exhibit A.

8.     This Court has jurisdiction over this matter under Minnesota law including Minnesota Statutes § 484.01.

9.     The Property is an improved commercial property that abuts a platted public alley which runs through the middle of the block bounded by the Nicollet Mall, 9th Street, 10th Street and Marquette Avenue (the “Alley”). The Alley itself runs from Nicollet Mall to Marquette Avenue.

10.     In 1999, the City, Ryan 900, MCDA and Y-Q entered into an Agreement for Skyway Construction, Operation, Maintenance, and Easements, which purports to be dated January 29, 1999, and which was recorded in the office of the County Recorder Hennepin County, July 30, 1999, Document No. 7154889.

11.     Later in 1999, the City, Ryan 900, MCDA and Y-Q Associates entered into a First Amendment of Agreement for Skyway Construction, Operation, Maintenance, and Easements, which purports to be dated November 18, 1999.

12.     The Agreement for Skyway Construction, Operation, Maintenance, and Easements and the First Amendment of Agreement for Skyway Construction, Operation, Maintenance, and Easements are collectively referred to herein as the “Skyway Agreement.”

13.     The Skyway Agreement provides for the construction, operation and maintenance of a new skyway (the “Skyway”) between the 900 Property, which is legally described in attached Exhibit B (“900 Property) and the Y-Q Property, which is legally described in attached Exhibit C (“Y-Q Property”).

14.     The Skyway Agreement provides that Ryan 900 would own that portion of the Skyway located between the exterior building lines of the Additional Retail Parcel and the Young Quinlan Building and certain structures and facilities appurtenant thereto, referred to in the Skyway Agreement as the “Skyway Bridge” and referred to as such herein. The Skyway Agreement, including the definitions of Additional Retail Parcel and Skyway Bridge therein, is incorporated herein by reference.

15.     After the execution of the Skyway Agreement, Ryan, Y-Q; MCDA and the City reviewed and approved the plans for the Skyway.

16.     The City, Ryan 900, MCDA and Y-Q subsequently constructed the Skyway or caused it to be constructed.

17.      Part of the Skyway Bridge is located in the Alley alongside the Property, and physically encroaches on the Property and infringes on the property rights of Plaintiff.

18.     Part of the Skyway Bridge is physically located in or on the Property and part of the Skyway Bridge is physically attached to the exterior of the building located on the Property.

19.     During the construction of the Skyway, part of the cornice of the building located on the Property was removed to accommodate the Skyway Bridge.

20.      The Skyway is not open to the Property and it does not provide access to the Property.

21.      Subsequent to the construction and opening of the Skyway, Ryan sold the 900 Property. Defendant is the current owner of the 900 Property and the Skyway Bridge, and successor in interest to Ryan 900 with respect to the 900 Property and the Skyway Bridge.

22.      Neither Plaintiff nor its predecessor consented to the construction of the Skyway, or to the physical connection of the Skyway Bridge with the Property or the building located on the Property, or to the removal of part of the cornice of the building located on the Property to accommodate the Skyway.

23.      Plaintiff has requested that, at its sole expense, the Skyway be opened to provide pedestrian access to and from the Property and has offered to pay its fair share of the Skyway maintenance costs, but Defendant has refused to allow such access.

24.      The Skyway blocks the view outward from the Property, across the Alley, and it obstructs natural light and air that would otherwise reach the Property.

25.      Plaintiff does not derive any use or benefit from the Skyway.

26.      The Defendant’s occupation of the Property and Plaintiff’s interests in the Alley has damaged Plaintiff, and diminished the rental value and the market value of the Property, by an amount in excess of $50,000.00.

27.      Plaintiff is entitled to rights of access into and upon that portion of the Skyway owned by the Defendant.

ADDITIONAL ALLEGATIONS

28.      A landowner, such as Plaintiff, whose property abuts a public street or alley possesses a right of reasonable access to that street or alley. See, Johnson v. City of Plymouth, 263 N.W.2d 603, 605 (Minn. 1978).

29.      A landowner, such as Plaintiff, whose property abuts a public street or alley possesses implied easements appurtenant to the property for light, air, and view over the abutting public street or alley. These implied easements extend over the full width of the street or alley and are independent of any fee interest in the street held by the landowner. See, Castor v. City of Minneapolis, 429 N.W.2d 244 (Minn. 1988).

30.      A landowner, such as Plaintiff, whose property abuts a platted public street or alley owns to the middle of the platted street or alley. See, Bolen v. Glass, 755 N.W.2d 1 (Minn. 2008).

31.      Property owners, such as Plaintiff, possess “air rights” above the surface of the property they own. See, United States v. Causby, 328 U.S. 256 (1946).

32.      An owner of a lot in a plat, such as Plaintiff, has a right to use the streets and alleys designated on the plat. See, Bolen, supra.

33.      Cities possess certain rights and easements in public streets and alleys, but they have no power or authority to grant the exclusive use of its streets or alleys to any private person or for any private purposes; but must hold and control the possession exclusively for public use. See, Donovan v. Pennsylvania Co., 199 U.S. 279 (1905).

34.      A skyway in an alley may constitute an improper use of the alley and may impose an unlawful servitude over the rights of an abutting owner, such as Plaintiff, whose property runs alongside the skyway. See, Castor, supra.

35.      While streets are intended generally for purposes of public travel, alleys are intended primarily for the benefit and convenience of the properties that abut it, such as the Property. See, Flynn v. City of Worthington, 224 N.W. 254 (Minn. 1929).

COUNT I
DECLARATORY JUDGMENT

36.      Plaintiff realleges each of the allegations set forth elsewhere in this Complaint.

37.      The Skyway is not a proper street or alley use, and for that reason, and other reasons, the Defendant has wrongfully and unlawfully interfered with Plaintiffs implied easements of light, air and view over the Alley; its right of reasonable access to the Alley; its rights to use the platted streets and alleys in the plat in which it owns property; and its air rights in the Alley.

38. Plaintiff is entitled to a declaration, pursuant to Minn. Stat. Chap. 555, that the above-described actions of the Defendant, in constructing and maintaining the Skyway, were, and are, unlawful.

COUNT II
TRESPASS

39.      Plaintiff realleges each of the allegations set forth elsewhere in this Complaint.

40.      The actions of the Defendant described herein constitute a trespass on Plaintiffs property and property rights.

COUNT III
NUISANCE

41.      Plaintiff realleges each of the allegations set forth elsewhere in this Complaint.

42.      The actions of the Defendant described herein have injuriously affected, and obstructed the free use of, the Property and constitute a private nuisance under Minn. Stat. § 561.01 and Minnesota common law.

COUNT IV
EJECTMENT

43.      Plaintiff realleges each of the allegations set forth elsewhere in this Complaint.

44.      Based on the actions of the Defendant described herein, Plaintiff is entitled to an order in ejectment removing Defendant from its occupation of and interference with Plaintiffs property.

WHEREFORE, Plaintiff prays the Court for relief, partly in the alternative, as follows:

I.	Judgment against the Defendant declaring that the construction and operation of the Skyway was, and is, unlawful.
II.	Judgment ordering Defendant to provide Plaintiff, at its expense, with reasonable access to and from the Skyway, and for damages resulting from the Defendant’s past and future trespasses, encroachments and nuisances, in an amount in excess of $50,000; and
III.	That judgment be entered ordering the ejectment of the Skyway from the Alley.
IV.	That Plaintiff be awarded its reasonable costs, disbursements, expenses and attorneys’ fees reasonably incurred in bringing and maintaining this action; and
V.	That Plaintiff be awarded such other and further relief as the. Court deems proper.

MALKERSON GUNN MARTIN LLP

Dated: March 19, 2014	/s/ Bradley J. Gunn
Bradley J. Gunn (#132238)
Thomas F. DeVincke (#301759)
220 South Sixth Street, Suite 1900
Minneapolis, MN 55402
Telephone: (612) 344-1111

Attorneys for Plaintiff 9’s on the mall, LLC

ACKNOWLEDGMENT

Plaintiff acknowledges that costs, disbursements, and reasonable attorneys’ and witness fees may be awarded to the opposing party pursuant to Minn. Stat. § 549.211.

Dated: March 19, 2014	/s/ Bradley J. Gunn
Bradley J. Gunn (#132238)

EXHIBIT “A”

Parcel 1:

The Southwesterly 42 feet of lot 2, Block 233, Wells, Sampson and Bell’s Addition to Minneapolis, according to the recorded plat thereof, and situate in Hennepin County, Minnesota.

Being Registered land as is evidenced by Certificate of Title No. 1355600.

Parcel 2:

Lot 3, and the Northeasterly 10 1/3 feet, front and rear, or Lot 2 next to and adjoining Lot 3, Block 233, Wells, Sampson and Bell’s Addition to Minneapolis, according to the recorded plat thereof, and situate in Hennepin County, Minnesota.

(Abstract Property)

EXHIBIT A

EXHIBIT A

LEGAL DESCRIPTION OF 900 PROPERTY

All that certain parcel or parcels of land located in the City of Minneapolis, County of Hennepin, State of Minnesota, more particularly described as follows:

LEGAL DESCRIPTION

Beginning at the point of intersection of the southeasterly line of LaSalle Avenue and the southeasterly line 9th Street South;

Thence southwesterly along the southeasterly line of LaSalle Avenue to its intersection with the northeasterly line of 10th Street South;

Thence southeasterly along the northeasterly line of 10th Street South to its intersection with the northwesterly line of Nicollet Mall;

Thence northeasterly along the northwesterly line of Nicollet Mall to its intersection with the southwesterly line of 9th Street South;

Thence northwesterly along the southwesterly line of 9th Street South to the point of beginning, which includes without limitation:

PARCEL 1

Lots 9, 10 and 11, Block 15, Wells, Sampson and Bell’s Addition to Minneapolis, according to the plat thereof on file and of record in the office of the Register of Deeds, in and for Hennepin County, Minnesota.

PARCEL 2

Lots 1 and 2, Auditor’s Subdivision No. 30, Hennepin Co., Minnesota.

PARCEL 3

Lots 7 and 8, Block 15, Wells, Sampson & Bell’s Addition to Minneapolis, according to the recorded plat thereof, and situate in Hennepin County, Minnesota.

PARCEL 4

Lot 14, Auditor’s Subdivision No. 30, Hennepin County, Minnesota.

EXHIBIT B

PARCEL 5

Lot 13, Auditor’s Subdivision No. 30, Hennepin County, Minnesota.

PARCEL 6

Lots 12, 13, 14 and 15, Block 15, Wells, Sampson & Bell’s Addition to Minneapolis, according to the recorded plat thereof, and situate in Hennepin County, Minnesota, also known as and described as follows: Lots 14, Block 15, Wells, Sampson & Bell’s Addition to Minneapolis, and Lots 15, 16 and 17, Auditor’s Subdivision No. 30, Hennepin County, Minnesota.

PARCEL 7

Lot 4, Block 15, Wells, Sampson & Bell’s Addition to Minneapolis, according to the plat thereof on file or of record in the office of the Register of Deeds in and for said Hennepin County.

EXHIBIT A-1

900 PROPERTY

Descriptions

The legal description of each of the following parcels shall be developed in accordance with the procedures set forth in Section 4.2 of the Redevelopment Agreement. Upon such development and approval, such descriptions shall be included in the Declaration described in Section 9.6.

The legal descriptions for each of the parcels shall generally include the following:

Public Parking Garage Parcel:

To the boundaries of the Redevelopment Property as determined by survey and below the designated elevation which is the midpoint of that portion of the Public Parking Garage Parcel and the Retail Center Parking Garage Parcel, which is both the highest ceiling in the Public Parking Garage Parcel and the floor of the Retail Center Parking Garage Parcel.

Retail Center Parking Garage Parcel:

To the boundaries of the Redevelopment Property as determined by survey; below the designated elevation which is the midpoint of that portion of the Retail Center Parcel and the Retail Center Parking Garage Parcel, which is both the highest ceiling in the Retail Center Parking Garage Parcel and the floor of the Retail Center. Parcel (which is approximately at grade); and above the designated elevation below which is located the Public Parking Garage Parcel.

Retail Center Parcel:

To the boundaries of the Redevelopment Property as determined by survey and above the designated elevation which is the highest elevation for the Retail Center Parking Garage Parcel, and excluding therefrom the Office Tower Parcel and the Additional Retail Parcel.

Office Tower Parcel:

To the boundaries of that portion of the Redevelopment Property as depicted on the Schematic Design dated April 24, 1998, Third Floor Plan Sheet A103A, and above the designated elevation which is the lowest elevation of the Retail Center Parcel, and excluding therefrom that portion thereof which contains the Retail Center.

Additional Retail Parcel:

To the boundaries of that portion of the Redevelopment Property as depicted on the Schematic Design dated April 24, 1998, First Floor Plan Sheet A101A (shown as retail), Second Floor Plan Sheet A102A (shown as senior drop in center, retail and skyway), and Third Floor Plan Sheet A103A (shown as office area); above a designated elevation which is the lowest elevation of the Retail Center Parcel; and below the designated elevation which is approximately fifteen (15) feet above the roof of the Additional Retail.

EXHIBIT B

Y-Q PROPERTY

Lots 4 through 8 inclusive, Block 233, Wells, Sampson and Bell’s Addition to Minneapolis, according to the recorded plat thereof, Hennepin County, Minnesota.

EXHIBIT C

SCHEDULE 4.4

Due Diligence Items

(See attached)

Schedule 4.4

Document Center Page

50 South 10th Street

50 South 10th Street

Minneapolis, Minnesota 55403

htttps://www.cbremarketplace.com/50South10th

Folders and Files	Last Updated	File Size	Access Level
Document Center
Documents
50 South 10th – ARGUS.zip	03/07/2014 04:40 PM CST	1651 KB	1
50 South 10th Street Investment Summary.pdf	03/12/2014 01:43 PM CDT	2907 KB	1
50 South 10th Street Offering Memorandum.pdf	03/19/2014 11:15 AM CDT	8250 KB	1
Due Diligence
2014 PROPERTY INVENTORY.pdf	05/21/2014 05:02 PM CDT	31 KB	2
Alta Survey
ALTA survey_10.27.06.pdf	04/21/2014 03:17 PM CDT	4231 KB	2
Building info
50 South 10th owner's OSHA Compliance documents -	05/15/2014 02:34 PM CDT	2934 KB	2
2014 – Pinnacle copy.pdf
Certificate of Occupancy 50 S 10th St.pdf	05/15/2014 02:58 PM CDT	1642 KB	2
Certificate of Regulation Compliance.pdf	05/15/2014 02:36 PM CDT	69 KB	2
COMPLETED VDA Report notes.pdf	05/15/2014 02:36 PM CDT	317 KB	2
Elevator Final report Common Area.pdf	05/15/2014 02:37 PM CDT	262 KB	2
Elevator Registration Exp.2.28.2015.pdf	05/15/2014 02:37 PM CDT	124 KB	2
Est Annual Energy Costs_Sam Stewart Final Report_May	06/03/2014 09:42 AM CDT	248 KB	2
2014.pdf
Fire Alarm Report February 2013.pdf	05/15/2014 02:37 PM CDT	1046 KB	2
Letter of Assurance 2013.pdf	05/15/2014 02:38 PM CDT	98 KB	2
Report VDA Building Equiptment.pdf	05/15/2014 02:38 PM COT	288 KB	2
Retek major system component life cycle 2014.pdf	05/15/2014 02:50 PM CDT	45 KB	2
Retek on the Mall infrared electrical 2013.pdf	05/15/2014 02:38 PM CDT	143 KB	2
Retek on the Mall-Roof 2013.pdf	05/15/2014 02:41 PM CDT	15187 KB	2
Summit Inspection Reports 2013.pdf	05/15/2014 02:42 PM CDT	429 KB	2
Building Plans
Floor Plans
1st Floor Record Drawing_11030.pdf	05/07/2014 04:33 PM CDT	186 KB	2
2st Floor Record Drawing_120309.pdf	05/07/2014 04:33 PM CDT	193 KB	2
50 S 10th_Floor 1 Area Calc.pdf	05/07/2014 04:33 PM CDT	372 KB	2
50 S 10th_Floor 2 Area Calc.pdf	05/07/2014 04:33 PM CDT	312 KB	2
Floors 3-11.pdf	05/07/2014 04:33 PM CDT	943 KB	2
Life Safety Plans
scan_2014-04-28_21-47-41.pdf	05/07/2014 04:33 PM CDT	456 KB	2
scan_2014-04-28_21-48-05.pdf	05/07/2014 04:33 PM CDT	168 KB	2
scan_2014-04-28_21-48-24.pdf	05/07/2014 04:33 PM CDT	487 KB	2
scan_2014-04-28_21-48-41.pdf	05/07/2014 04:33 PM CDT	474 KB	2
scan_2014-04-28_21-48-59.pdf	05/07/2014 04:33 PM CDT	424 KB	2
scan_2014-04-28_21-49-17.pdf	05/07/2014 04:33 PM CDT	436 KB	2
scan_2014-04-28_21-49-41.pdf	05/07/2014 04:33 PM CDT	451 KB	2
scan_2014-04-28_21-50-01.pdf	05/07/2014 04:33 PM CDT	377 KB	2

Document Center Page

50 South 10th Street

50 South 10th Street

Minneapolis, Minnesota 55403

htttps://www.cbremarketplace.com/50South10th

scan_2014-04-28_21-50-19.pdf	05/07/2014 04:33 PM CDT	363 KB	2
Easement Agreements
Amended and Restated Contract for Private
Redevelopment 122898.pdf	06/06/2014 02:00 PM CDT	6216 KB	X
First Amendment to Amended and Restated Contract for
Private Redevelopment 111899.pdf	06/06/2014 02:00 PM CDT	1444 KB	X
Legal Desc of Land Doc No 4325222.pdf	03/12/2014 09:32 AM CDT	254 KB	2
Parking
Assignment of ROFO Parking to MCDA - Doc No	03/12/2014 09:33 AM CDT	244 KB	2
3324812.pdf
City_Ryan Parking Lease Doc NQ 3324808[1].pdf	03/12/2014 09:33 AM CDT	2279 KB	2
City_Ryan Parking lease First Amendment Doc No
3446925.pdf	03/12/2014 09:33 AM CDT	177 KB	2
Parking ROFO Documents.pdf	05/14/2014 08:28 AM COT	1958 KB	2
Public Parking Garage Assignment of Parking	03/12/2014 09:33 AM CDT	131 KB	2
Agreement, Doc No 3446922.pdf
Public Parking Garage Parking Agreement (11.18.99)	03/12/2014 09:33 AM CDT	304 KB	2
Doc No 3324810.pdf
Public Parking Garage Parking Agreement -1st	03/12/2014 09:33 AM CDT	211 KB	2
Amendment (8.29.01) Doc No 3446923,pdf
ROFO - Limited Assignment of ROFO Parking to	03/12/2014 09:33 AM CDT	120 KB	2
Target for P-1, Doc No 3446934.pdf
ROFO - Ryan Assignment of ROFO to FSP, Doc No	03/12/2014 09:33 AM CDT	129 KB	2
4325223.pdf
ROFO Parking - Doc No 3324809.pdf	03/12/2014 09:33 AM CDT	192 KB	2
ROFO Parking First Amendment - Doc No	03/12/2014 09:33 AM CDT	256 KB	2
3446924.pdf
REQA
Amendment to Reciprocal Easement and Operation	03/12/2014 09:32 AM CDT	871 KB	2
Agreement (Recorded 6-17-2013).pdf
REOA - 1st Amendment(8.24.01), DOc No	03/12/2014 09:32 AM CDT	573 KB	2
3446930.pdf
REOA - 2nd Amendment(11.08.06), Doc No	03/12/2014 09:32 AM CDT	198 KB	2
4325224.pdf
REOA Letter Agreement dated March 20, 2013
(Retail use exclusion).pdf	03/12/2014 09:33 AM CDT	148 KB	2
REOA Agreement (9.27.00), Doc No 3324605.pdf	03/12/2014 09:32 AM COT	6755 KB	2
REOA Assignment of Retail Center Parcel to Target	03/12/2014 09:33 AM CDT	152 KB	2
(8.29.01), Doc No 3446932.pdf
Skyways
10th St Skyway 1st Amendment (11.18.99), Doc No	03/12/2014 09:32 AM CDT	593 KB	2
3324807.pdf
10th St Skyway Agreement (12.29.98), Doc No	03/12/2014 09:32 AM CDT	1779 KB	2
7154888.pdf
10th St Skyway Declaration of Legal Desc (10.16.01),	03/12/2014 09:32 AM CDT	108 KB	2
Doc No 3446907.pdf
9th St Skyway 1st Amendment (11.18.99), Doc No	03/12/2014 09:32 AM CDT	526 KB	2
3268304.pdf
9th St Skyway Agreement (7.30.99), Doc No	03/12/2014 09:32 AM CDT	1143 KB	2
3187400.pdf

Document Center Page

50 South 10th Street

50 South 10th Street

Minneapolis, Minnesota 55403

htttps://www.cbremarketplace.com/50South10th

9th St Skyway Declaration of Legal Desc (10.16.01),
Doc No 3446909.pdf	03/12/2014 09:32 AM CDT	59 KB	2
LaSalle Skyway Agreement (5.18.00), Doc No
3302944.pdf	03/12/2014 09:32 AM CDT	2061 KB	2
LaSalle Skyway Declaration of Legal Desc (8.24.01),
Doc No 3446908.pdf	03/12/2014 09:32 AM CDT	104 KB	2
Nicollet Skyway Declaration of Legal Desc (8.24.01),
Doc No 3446910.pdf	03/12/2014 09:32 AM CDT	61 KB	2
Nicollet St Skyway 1st Amendment (11.18.99), Doc
No 3268892.pdf	03/12/2014 09:32 AM CDT	797 KB	2
Nicollete Skyway Agreement (6.26.98),Doc No	03/12/2014 09:32 AM CDT	2245 KB	2
7154889.pdf
Environmental Reports
10th - 1996.12.19 Phase I Environmental Report_Braun.pdf	04/10/2014 09:00 AM CDT	10447 KB	2
10th - 1997.07.30 Detection Petroleum Impacted Soils.pdf	04/10/2014 09:00 AM CDT	527 KB	2
10th - 1997.07.31 Evidencing Reporting Contamination	04/10/2014 09:01 AM CDT	18 KB	2
toState Duty.pdf
10th - 1997.08.05 -Asbestos Demolition Survey Report -
American Linen.pdf	04/10/2014 09:01 AM CDT	1564 KB	2
10th - 1997.08.20-Limited Phase II Site Investigation -	04/10/2014 09:00 AM CDT	1130 KB	2
American Linen.pdf
10th - 2012.05.31 Phase I Environment Liesch (FINAL).pdf	04/10/2014 09:01 AM CDT	34093 KB	2
Financials
347A_Office_Tower_CAM_Rec_2013 Final.xlsx	05/12/2014 02:22 PM CDT	61 KB	2
347C_Retail_CAM_Rec_2013 Final.xlsx	05/12/2014 02:22 PM CDT	54 KB	2
347D_North_Skybridge_CAM_Rec_2013 Final.xlsx	05/12/2014 02:22 PM CDT	31 KB	2
347E_East_Skybridge_2013 Final.xlsx	05/12/2014 02:22 PM CDT	32 KB	2
347F_South_Skybridge_CAM_Rec_2013 Final.xlsx	05/12/2014 02:22 PM CDT	30 KB	2
347G_West_Skybridge_CAM_Rec_2013 Final.xlsx	05/12/2014 02:22 PM CDT	32 KB	2
347H_Delivery_Premises_CAM_Rec_2013 Final.xlsx	05/12/2014 02:22 PM CDT	27KB	2
50 South - Aging 2011 -2012.pdf	05/21/2014 05:02 PM CDT	7935 KB	2
50 South - Lease List (Sec Deposits and LOC).xlsx	05/12/2014 02:22 PM CDT	23 KB	2
50 South 2014 - 12 Month Budget Expense Detail.xlsx	05/12/2014 02:22 PM CDT	334 KB	2
50 South Aging - Dec 2013.pdf	05/21/2014 05:02 PM CDT	17 KB	2
50 South Aging - May 2014.pdf	05/21/2014 05:02 PM CDT	19 KB	2
50 South Rent Roll 5.14.pdf	05/12/2014 02:22 PM CDT	41 KB	2
50 South Rent Roll 6.14.pdf	06/24/2014 12:05 PM CDT	28 KB	2
50 South Tenth - Income Stmt, March 2014.pdf	05/12/2014 02:22 PM CDT	40 KB	2
50 South Tenth Rent Roll (Yardi 062414).xls	06/24/2014 12:04 PM CDT	218 KB	2
Common_Area_CAM_Rec_2013 Final.xlsx	05/12/2014 02:22 PM CDT	35 KB	2
Historical Income Statement '11-'13.pdf	05/12/2014 02:22 PM CDT	162 KB	2
Insurance Certificates
50 s 10th cerr gl 2014.pdf	06/24/2014 12:10 PM CDT	276 KB	2
Prop COI - Bank of America_50South 10th	06/24/2014 12:10 PM CDT	71 KB	2
Street_Prop_Rev 4-17-14.pdf
Lease Documents
Additional Agreement

Document Center Page

50 South 10th Street

50 South 10th Street

Minneapolis, Minnesota 55403

htttps://www.cbremarketplace.com/50South10th

City of Mpls_Senior Center License Agreement and
Amendment.pdf	05/12/2014 01:52 PM CDT	3107 KB	2
City of Mpls_Senior Center_ Second Amendment to
License Agreement, May 25, 2011.pdf	05/12/2014 01:52 PM CDT	171 KB	2
COGENT - License Agreement - Sept 15, 2008.pdf	05/07/2014 11:41 AM CDT	471 KB	2
Federal Express License Agreement.pdf	05/07/2014 11:41 AM CDT	93 KB	2
Time Warner Telecom - Name Change Eff 7 1 08.pdf	05/07/2014 11:41 AM CDT	30 KB	2
Time Warner Telecom of MN - Agreement.pdf	05/07/2014 11:41 AM CDT	306 KB	2
UPS License Agreement.pdf	05/07/2014 11:41 AM CDT	322 KB	2
Aschenbrener Bronze LLC
Aschenbrener - Commencement Date Memo (Oct 31,	05/07/2014 11:41 AM CDT	48 KB	2
2012).pdf
Aschenbrener - Original Lease.pdf	05/07/2014 11:41 AM CDT	2666 KB	2
Bright Horizons
Bright Horizons - Consolidated Financial
Statements.pdf	05/07/2014 11:41 AM CDT	155 KB	2
Bright Horizons - Orig Lease, 1st Amend, 2nd
Amend.pdf	05/07/2014 11:41 AM CDT	7018 KB	2
Bright Horizons - Third Amendment to Lease dated
2.25.11.pdf	05/07/2014 11:41 AM CDT	261 KB	2
Bruegger's
Bruegger's Lease 4 17 14.pdf	05/07/2014 11:41 AM CDT	2460 KB	2
Buyer's Support Group
Buyers Support -1st Amendment.pdf	05/07/2014 11:41 AM CDT	40 KB	2
Buyers Support - 2nd Amendment.pdf	05/07/2014 11:41 AM CDT	50 KB	2
Buyers Support - 3rd Amendment.pdf	05/07/2014 11:41 AM CDT	54 KB	2
Buyers Support - 4th Amendment.pdf	05/07/2014 11:41 AM CDT	52 KB	2
Buyers Support - 5th Amendment.pdf	05/07/2014 11:41 AM CDT	347 KB	2
Buyers Support - 6th Amendment.pdf	05/07/2014 11:41 AM CDT	395 KB	2
Buyers Support - Lessor's Agreement (10-27-2011).pdf	05/07/2014 11:41 AM CDT	73 KB	2
Buyers Support - Original Lease.pdf	05/07/2014 11:41 AM CDT	3033 KB	2
Caycor Inc.(Great Clips)
Caycor - Lease 1st Storage Amends.pdf	05/07/2014 11:41 AM CDT	9414 KB	2
Caycor – Notice Address Change 11-30-06.pdf	05/07/2014 11:41 AM CDT	71 KB	2
Caycor – Renewal Notice11-30-06.pdf	05/07/2014 11:41 AM CDT	22 KB	2
Caycor – Renewal Notice 12.31.11.pdf	05/07/2014 11:41 AM CDT	26 KB	2
Caycor – Renewal Notice Response 12-12-06.pdf	05/07/2014 11:41 AM CDT	20 KB	2
Caycor – Second Amendment 09 28 07.pdf	05/07/2014 11:41 AM CDT	114 KB	2
Caycor – Third Amendment 09 28 12.pdf	05/07/2014 11:41 AM CDT	70 KB	2
Disney Credit Card Services
Disney – First Amendment to Storage.pdf	05/07/2014 11:42 AM CDT	112 KB	2
Disney – Orig Lease, Storage Amend.pdf	05/07/2014 11:42 AM CDT	13093 KB	2
Disney – Second Amendment to Lease Storage.pdf	05/07/2014 11:42 AM CDT	271 KB	2
Elegant Nails
Elegant Nails - 3rd Amend 2.22.12.pdf	05/07/2014 11:42 AM CDT	165 KB	2

Document Center Page

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50 South 10th Street

Minneapolis, Minnesota 55403

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Elegant Nails - Bill of Sale.pdf	05/07/2014 11:42 AM CDT	36 KB	2
Elegant Nails - Lease 1st 2nd Amend.pdf	05/07/2014 11:42 AM CDT	6130 KB	2
FMM-The Moscoe Group
FMM - Orig Lease, 1st Amend, 2nd Amend, Storage
Amend.pdf	05/07/2014 11:42 AM CDT	11462 KB	2
FMM - Third Amendment to Lease, Aug 31, 2011.pdf	05/07/2014 11:42 AM CDT	874 KB	2
FMM - Fourth Amendment to Lease dated April 30,
2012.pdf	05/07/2014 11:42 AM CDT	245 KB	2
GNC
GNC - Lease, 1st Amend.pdf	05/07/2014 11:42 AM CDT	6950 KB	2
GNC - Second Amendment.pdf	05/07/2014 11:42 AM CDT	151 KB	2
GNC - Third Amendment to Lease 1.31.10.pdf	05/07/2014 11:42 AM CDT	189 KB	2
Hershey Company
Hershey Ste 280 0 99 - 3rd Amend_5.08.13.pdf	05/07/2014 11:42 AM CDT	222 KB	2
Hershey Ste 280 0 99 - Expansion Premises
Commencement Date Memo10.31.13.pdf	05/07/2014 11:42 AM CDT	113 KB	2
Hershey Ste 280 0 99 - Lease 1st 2nd Amend.pdf	05/07/2014 11:42 AM CDT	5641 KB	2
Hershey Ste 281 - 1st Amend_1.15.03.pdf	05/07/2014 11:42 AM CDT	38 KB	2
Hershey Ste 281 - 2nd Amend_10.21.03.pdf	05/07/2014 11:42 AM CDT	46 KB	2
Hershey Ste 281 - 3rd Amend_9.21.04.pdf	05/07/2014 11:42 AM CDT	38 KB	2
Hershey Ste 281 - 4th Amend_3.18.05.pdf	05/07/2014 11:42 AM CDT	50 KB	2
Hershey Ste 281 - Lease_11.15.02.pdf	05/07/2014 11:42 AM CDT	2512 KB	2
Hershey Ste 281 - 5th Amend_6.14.05.pdf	05/07/2014 11:42 AM CDT	30 KB	2
Hershey Ste 281- 6th Amend_11.06.09.pdf	05/07/2014 11:42 AM CDT	150 KB	2
Hershey Ste 281 - 7th Amend_5.08.13.pdf	05/07/2014 11:42 AM CDT	151 KB	2
Interior Tropicals
Interior Tropicals - 3rd Amendment.pdf	05/07/2014 11:37 AM CDT	133 KB	2
Interior Tropicals - 4th Amend 7 31 12.pdf	05/07/2014 11:37 AM CDT	348 KB	2
Interior Tropicals - Lease, 1st Amend, 2nd Amend.pdf	05/07/2014 11:37 AM CDT	6808 KB	2
Interior Tropicals Renewal Notice Letter.pdf	05/07/2014 11:37 AM CDT	31 KB	2
JL Buchanon Inc
J.L. Buchanan LOC – Voyager Bank 1.18.10.pdf	05/07/2014 11:37 AM CDT	161 KB	2
J.L. Buchanan LOC – Voyager Bank 3.1.13.pdf	05/07/2014 11:37 AM CDT	76 KB	2
JL Buchana - 1st 2nd Amend, Storage Lease.pdf	05/07/2014 11:37 AM CDT	384 KB	2
JLBuchanan – Lease Feb 5, 2010.pdf	05/07/2014 11:37 AM CDT	3858 KB	2
Levy Home Entertainment
Levy - First Amendment.pdf	05/07/2014 11:37 AM CDT	331 KB	2
Levy - LL Consent to Assignment (9-29-11).pdf	05/07/2014 11:37 AM CDT	151 KB	2
Levy - LL response to request for Consnent (9-22-
11).pdf	05/07/2014 11:37 AM CDT	133 KB	2
Levy - Original Lease.pdf	05/07/2014 11:37 AM CDT	6206 KB	2
Levy - Request for Landlord Consent (9-2-11).pdf	05/07/2014 11:37 AM CDT	90 KB	2
Maples Industries
Maples - 3rd Amend to Lease Comm Date Memo.pdf	05/07/2014 11:37 AM CDT	631 KB	2
Maples - Orig Lease, 1st Amend, Storage Amend.pdf	05/07/2014 11:37 AM CDT	10363 KB	2

Document Center Page

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50 South 10th Street

Minneapolis, Minnesota 55403

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Maples - Second Amendments.pdf	05/07/2014 11:37 AM CDT	699 KB	2
Maples- Storage Agreement (9.9.1O).pdf	05/07/2014 11:37 AM CDT	371 KB	2
One Two Three Sushi
123 Sushi - Comm Date Memo dated Nov 14,	05/07/2014 11:37 AM CDT	182 KB	2
2013.pdf
123 Sushi - Lease June 3, 2013.pdf	05/07/2014 11:37 AM CDT	3110 KB	2
Portu Sunberg
Portu Sunberg - 5th Amend.pdf	05/07/2014 11:38 AM CDT	518 KB	2
Portu Sunberg - Landlord Consent to Assignment (12-20-2012).pdf	05/07/2014 11:38 AM CDT	276 KB	2
Portu Sunberg - Renewal Notice 4-21-10.pdf	05/07/2014 11:38 AM CDT	23 K6	2
Portu Sunberg - Storage Lease 03-01-07.pdf	05/07/2014 11:38 AM CDT	353 KB	2
Portu Sunberg - Storage Lease 8-24-06.pdf	05/07/2014 11:37 AM CDT	273 KB	2
Portu-Sunberg - 03 08 07 Letter Exercising Expansion
Option.pdf	05/07/2014 11:38 AM CDT	216 KB	2
Portu-Sunberg - 4th Amend.pdf	05/07/2014 11:38 AM CDT	176 KB	2
Portu-Sunberg - Lease 1st 2nd 3rd Storage
Amend.pdf	05/07/2014 11:37 AM CDT	9741 KB	2
Qdoba
Qdoba_-_Lease_Agreement_5.15.14.pdf	05/20/2014 01:11 PM CDT	4111 KB	2
RS Peterson
RS Peterson - 4th Amend.pdf	05/07/2014 11:38 AM CDT	369 KB	2
RS Peterson – Lease 1st 2nd 3rd Amend.pdf	05/07/2014 11:38 AM CDT	4663 KB	2
Seasonal Specialties
Seasonal Specialties - 3rd Amend.pdf	05/07/2014 11:41 AM CDT	478 KB	2
Seasonal Specialties – Lease 1st 2nd Amend.pdf	05/07/2014 11:41 AM CDT	4314 KB	2
Target
EXEC Memorandum of Lease (T4932800).pdf	03/12/2014 09:30 AM CDT	306 KB	2
EXEC SNDA (T4932801).pdf	03/12/2014 09:30 AM CDT	579 KB	2
EXEC Sublease (Target-Ryan 030112).pdf	03/12/2014 09:30 AM CDT	7973 KB	2
Landlord Notice to Ryan (2-28-2012).pdf	03/12/2014 09:31 AM CDT	43 KB	2
SNDA – Estoppel Notice to Target Corporation	03/12/2014 09:31 AM CDT	55 KB	2
070312.pdf
Target – Commencement Date Memo (Ryan	03/12/2014 09:30 AM CDT	116 KB	2
Premises), dated Apri1, 2012.pdf
Target – Commencement Date Memo (Storage1260	03/12/2014 09:32 AM CDT	115 KB	2
1270), dated April1, 2012.pdf
Target – Commencement Date Memo (Suite570),	03/12/2014 09:30 AM CDT	62 KB	2
dated Jan1, 2013.pdf
Target – Lease dated February 29, 2012.pdf	03/12/2014 09:30 AM CDT	7889 KB	2
Target (Starbucks)
Target (Starbucks) - 2nd Amend.pdf	05/12/2014 01:56 PM CDT	144 KB	2
Target (Starbucks) – Lease 1st Amend.pdf	05/12/2014 01:56 PM CDT	4776 KB	2
Target Sublease with Ryan Co, dated March·1,	03/12/2014 09:31 AM CDT	858 KB	2
2012.pdf
Tenant Notices – Target Put Option.pdf	03/12/2014 09:31 AM CDT	9279 KB	2
TCF Bank

Document Center Page

50 South 10th Street

50 South 10th Street

Minneapolis, Minnesota 55403

htttps://www.cbremarketplace.com/50South10th

TCF - 2nd Amend.pdf	05/20/2014 01:16 PM CDT	259 KB	2
TCF - Lease, 1st Amend.pdf	05/07/2014 04:29 PM CDT	5701 KB	2
TCF - LL Consent to Sublease with Melk Milk (12-10-
13) Amendments.pdf	05/07/2014 04:29 PM CDT	831 KB	2
Tenth Street Convenience Store
Billy and Marty Assignment(NASH).pdf	05/07/2014 04:29 PM CDT	636 KB	2
NASH - 2nd Amendment.pdf	05/07/2014 04:29 PM CDT	169 KB	2
Nash of Minneapolis - Lease, 1st Amend.pdf	05/07/2014 04:29 PM CDT	6275 KB	2
The Newsroom
News Room Notice of LOC Draw (6-4-09).pdf	05/07/2014 04:28 PM CDT	44 KB	2
Newsroom - 3rd Amend Dec 17, 2010.pdf	05/07/2014 04:28 PM CDT	267 KB	2
Newsroom - Antenna Lease.pdf	05/07/2014 04:28 PM CDT	300KB	2
Newsroom - Lease 1st 2nd Amend.pdf	05/07/2014 04:28 PM CDT	6398 KB	2
Twentieth Centruy Fox
Twentieth Century - Storage Lease.pdf	05/07/2014 04:28 PM CDT	325 KB	2
Twentieth Century Fox - Lease 1st 2nd Amend.pdf	05/07/2014 04:28 PM CDT	8066 KB	2
Photos
24.jpg	05/20/2014 10:25 AM CDT	8505 KB	1
DSC_6231.jpg	05/20/2014 10:25 AM CDT	26411 KB	1
DSC_6232.jpg	05/20/2014 10:25 AM CDT	28274 KB	1
DSC_6239.jpg	05/20/2014 10:26 AM CDT	33485 KB	1
DSC_6244.jpg	05/20/2014 10:26 AM CDT	29726 KB	1
DSC_6251.jpg	05/20/2014 10:26 AM CDT	27817 KB	1
DSC_6276.jpg	05/20/2014 10:27 AM CDT	36929 KB	1
DSC_6284.jpg	05/20/2014 10:27 AM CDT	28815 KB	1
Front_Cover Edited.jpg	05/20/2014 10:27 AM CDT	21078 KB	1
IMG_3017.jpg	05/20/2014 10:27 AM CDT	6065 KB	1
IMG_3057.jpg	05/20/2014 10:27 AM CDT	11146 KB	1
IMG_3079.jpg	05/20/2014 10:28 AM CDT	5528 KB	1
IMG_3081.jpg	05/20/2014 10:28 AM CDT	4614 KB	1
IMG_3090.jpg	05/20/2014 10:28 AM CDT	12742 KB	1
IMG_3122.jpg	05/20/2014 10:28 AM CDT	5830 KB	1
IMG_3154.jpg	05/20/2014 10:28 AM CPT	10077 KB	1
IMG_3155.jpg	05/20/2014 10:28 AM CPT	5800 KB	1
IMG_4659.jpg	05/20/2014 10:28 AM COT	9203 KB	1
IMG_4666.jpg	05/20/2014 10:28 AM COT	12709 KB	1
IMG_4680.jpg	05/20/2014 10:28 AM CDT	12336 KB	1
IMG_4711.jpg	05/20/2014 10:29 AM CDT	12994 KB	1
IMG_4728.jpg	05/20/2014 10:29 AM CDT	12784 KB	1
IMG_4730.jpg	05/20/2014 10:29 AM CDT	15253 KB	1
IMG_4750.jpg	05/20/2014 10:29 AM CDT	13271 KB	1
IMG_4754.jpg	05/20/2014 10:29 AM CDT	10331 KB	1
IMG_4816.jpg	05/20/2014 10:29 AM CDT	11356 KB	1
IMG_4818.jpg	05/20/2014 10:29 AM CDT	11394 KB	1
iStock_000001934054Large.jpg	05/20/2014 10:30 AM CDT	14201 KB	1

Document Center Page

50 South 10th Street

50 South 10th Street

Minneapolis, Minnesota 55403

htttps://www.cbremarketplace.com/50South10th

iStock_000009270067Large.jpg	05/20/2014 10:30 AM CDT	13118 KB	1
Pg_14.jpg	05/20/2014 10:30 AM CDT	31422 KB	1
Pg_4.jpg	05/20/2014 10:30 AM CDT	28503 KB	1
scan0004.jpg	05/20/2014 10:31 AM CDT	46639 KB	1
R.E. Taxes
2014ProposedTaxes.pdf	05/07/2014 04:29 PM CDT	118 KB	2
RE Tax2011
50 South Tenth - 2011 First and Second Half Tax	05/07/2014 04:31 PM CDT	151 KB	2
Bill.pdf
RE Tax 2012
50 South Tenth – 2012 First and Second Half Tax	05/07/2014 04:31 PM CDT	410 KB	2
Bill.pdf
RE Tax 2013
50 South – 2013 Approved Tax Statements.pdf	05/07/2014 04:31 PM CDT	684 KB	2
Sevice Contracts
50 South - Service Contracts List (Comments).docx	05/15/2014 03:06 PM CDT	24 KB	2
AdamsPestControloffice2012executed.pdf	05/15/2014 03:06 PM CDT	825 KB	2
AdamsPestControlREOA2012executed.pdf	05/15/2014 03:07 PM CDT	809 KB	2
AdvancedWirelessradios2013executed.pdf	05/15/2014 03:07 PM CDT	664 KB	2
AECOMarchitectofrecord2013executed.pdf	05/15/2014 03:08 PM CDT	404 KB	2
AmericanSecuritysecurityofficetower2013executed.pdf	05/15/2014 03:08 PM CDT	565 KB	2
AmericanSecuritysecurityREOA2013executed.pdf	05/15/2014 03:08 PM CDT	554 KB	2
AspenWasteTrashRemoval2014executed.pdf	05/15/2014 03:09 PM CDT	553 KB	2
BoilerServicesplumbing2014executed.pdf	05/15/2014 03:09 PM CDT	530 KB	2
BredemusHardwaredoorsOFFICE2014executed.pdf	05/15/2014 03:10 PM CDT	1031 KB	2
BredemusHardwaredoorsREOA2014executed.pdf	05/15/2014 03:10 PM CDT	1029 KB	2
BrinNorthwesternglasscompany2014executed.pdf	05/15/2014 03:10 PM CDT	556 KB	2
CardinalServicesdraincleaning2014executed.pdf	05/15/2014 03:11 PM CDT	534 KB	2
Cummins_Generators_2014EXECUTED.pdf	06/03/2014 09:40 AM CDT	748 KB	2
CumminsGenerators2013executed.pdf	05/15/2014 03:11 PM CDT	698 KB	2
Dalcojanitorialsupplies2013executed.pdf	05/15/2014 03:12 PM CDT	537 KB	2
DalsinRoofingroofservices2013executed.pdf	05/15/2014 03:12 PM CDT	584 KB	2
DanGelfandWoodcare2014executed.pdf	05/15/2014 03:13 PM CDT	552 KB	2
DavidHobergOSHAcompliance2014executed.pdf	05/15/2014 03:13 PM CDT	549 KB	2
DesignerSignssignage2014executed.pdf	05/15/2014 03:13 PM CDT	451 KB	2
DryTechRe.storationServices2012executed.pdf	05/15/2014 03:14 PM CDT	616 KB	2
FraserMorriselectrical2014executed.pdf	05/15/2014 03:14 PM CDT	552 KB	2
GreenLightsRecyclingelectronics2014executed.pdf	05/15/2014 03:15 PM CDT	551 KB	2
HorwitzHVACandplumbing2013executed.pdf	05/15/2014 03:15 PM CDT	611 KB	2
HumeratechAIIertonSoftward2013executed.pdf	05/15/2014 03:15 PM CDT	553 KB	2
InfraredConsultingroofandelectricalsurveys2014executed.pdf	05/15/2014 03:16 PM CDT	551 KB	2
InteriorTropicsOffice2012executed.pdf	05/15/2014 03:16 PM CDT	654 KB	2
InteriorTropicsREOA2013executed.pdf	05/15/2014 03:17 PM CDT	564 KB	2
KathFuelOilfuelsupply2014executed.pdf	05/15/2014 03:17 PM CDT	554 KB	2

Document Center Page

50 South 10th Street

50 South 10th Street

Minneapolis, Minnesota 55403

htttps://www.cbremarketplace.com/50South10th

LowVoltageContractorselectricOffice2013executed.pdf	05/15/2014 03:17 PM CDT	516 KB	2
LowVoltageContractorselectricREOA2013executed.pdf	05/15/2014 03:18 PM CDT	535 KB	2
Marsdencleaningservices0ffice2013executed.pdf	05/15/2014 03:18 PM CDT	559 KB	2
MarsdencleaningservicesREOA2013executed.pdf	05/15/2014 03:19 PM CDT	540KB	2
MasterMechanicalHVAC2014executed.pdf	05/15/2014 03:19 PM CDT	552 KB	2
NRGsteamandchilledwater2000executed.pdf	05/15/2014 03:20 PM CDT	3294 KB	2
Pinnaclewindowwashing2012executed.pdf	05/15/2014 03:20 PM CDT	572 KB	2
Pinnaclewindowwashinggroundlevel2014executed.pdf	06/03/2014 09:39 AM CDT	578 KB	2
Pinnaclewindowwashingsuspendedwork2014executed.pdf	06/03/2014 09:39 AM CDT	842KB	2
PlantsByDesignDecorations2012executed.pdf	05/15/2014 03:21 PM CDT	560 KB	2
Pugleasadocklevelers2014executed.pdf	05/15/2014 03:21 PM CDT	546 KB	2
RecycleTechnologieselectronicrecycling2014executed.pdf	05/15/2014 03:21 PM CDT	551 KB	2
RohnPaperRecycling2014executed.pdf	05/15/2014 03:22 PM CDT	554 KB	2
SamStewardconsultant2013executed.pdf	05/15/2014 03:22 PM CDT	615 KB	2
SamStewartconsultant2014executed.pdf	06/04/2014 05:08 PM CDT	661 KB	2
SiemensFLS2012executed.pdf	05/15/2014 03:23 PM CDT	1715 KB	2
Summitfiresystem2013executed.pdf	05/15/2014 03:23 PM CDT	1169 KB	2
Tennantcleaningequipment2013executed.pdf	05/15/2014 03:24 PM CDT	773 KB	2
ThyssenKruppverticaltransportationOffice2002executed.pdf	05/15/2014 03:25 PM CDT	1495 KB	2
ThyssenKruppverticaltransportationREOA2002executed.pdf	05/15/2014 03:25 PM CDT	1541 KB	2
TwinCityOutdoorServicessnowremoval2013executed.pdf	05/15/2014 03:26 PM CDT	637 KB	2
TwinCityTileandMarbleexteriortile2012executed.pdf	05/15/2014 03:26 PM CDT	766 KB	2
VDAverticaltransportationconsultantREOA2013executed.pdf	05/15/2014 03:27 PM CDT	744 KB	2
VDAverticaltrasnporationconsultantOffice2013executed.pdf	05/15/2014 03:27 PM CDT	739 KB	2
Velocitydrainservices2014executed.pdf	05/15/2014 03:27 PM CDT	534 KB	2
Tenant Recovery Letters
50 S Tenth - Delivery Facility 2014 CAM Letters.pdf	05/07/2014 04:32 PM CDT	133 KB	2
50 S Tenth - Office Tower 2014 CAM Letters.pdf	05/07/2014 04:32 PM CDT	2617 KB	2
50 S Tenth - REOA 2014 CAM Letters.pdf	05/07/2014 04:32 PM CDT	1288 KB	2
50 S Tenth – Retail 2014 CAM Letters.pdf	05/07/2014 04:32 PM CDT	1042 KB	2
50 S Tenth - Target Skybridge 2014 CAM Letters.pdf	05/07/2014 04:32 PM CDT	202 KB	2
50 S Tenth - USB Skybridge 2014 CAM letters.pdf	05/07/2014 04:32 PM CDT	45 KB	2